1997 SEMIANNUAL REPORT
                     For the Six Months Ended June 30, 1997

                             AGGRESSIVE GROWTH FUNDS
                             Founders Discovery Fund
                             Founders Passport Fund
                             Founders Frontier Fund
                             Founders Special Fund

                             GROWTH FUNDS
                             Founders International Equity Fund
                             Founders Worldwide Growth Fund
                             Founders Growth Fund

                             GROWTH-AND-INCOME FUNDS
                             Founders Blue Chip Fund
                             Founders Balanced Fund

                             FIXED-INCOME FUND
                             Founders Government Securities Fund

                             MONEY MARKET FUND
                             Founders Money Market Fund

                                Founders Funds
                           Growth, Plain and Simple.

TABLE OF CONTENTS

About this Report.......................          3
A Message From the Chairman.............          4
Founders Discovery Fund.................          6
    Statement of Investments............          9
Founders Passport Fund..................         12
    Statement of Investments............         15
Founders Frontier Fund..................         18
    Statement of Investments............         21
Founders Special Fund...................         24
    Statement of Investments............         27
Founders International Equity Fund......         30
    Statement of Investments............         33
Founders Worldwide Growth Fund..........         36
    Statement of Investments............         39
Founders Growth Fund....................         42
    Statement of Investments............         45
Founders Blue Chip Fund.................         48
    Statement of Investments............         51
Founders Balanced Fund..................         55
    Statement of Investments............         58
Founders Government Securities
  Fund..................................         62
    Statement of Investments............         63
Founders Money Market Fund
    Statement of Investments............         64
Statements of Assets and Liabilities....         66
Statements of Operations................         68
Statements of Changes in Net Assets.....         70
Financial Highlights....................         74
Notes...................................         78

                                                               ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in a Fund's per-share price and reinvestment of any dividends or capital gain distributions made by that Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here.

  The comparative indexes included with each Fund's performance chart are meant to provide a basis for judging a Fund's performance against its peer group and/or a specific securities market index (provided by Lipper Analytical Services, Inc. and Morgan Stanley Capital International (MSCI)). Each index presented accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes reflect the expenses of managing the mutual funds included in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund. An investor may not invest in any of these indexes.

  Past performance is no guarantee of future results. Actual total return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

GUIDE TO UNDERSTANDING FOREIGN
HOLDINGS OF THE FOUNDERS FUNDS

The following abbreviations are used throughout the Statements of Investments to indicate the country of origin of non-U.S. holdings:

        AR   Argentina
        AU   Australia
        BR   Brazil
        CA   Canada
        CH   Chile
        DE   Denmark
        FI   Finland
        FR   France
        GE   Germany
        HK   Hong Kong
        IN   India
        ID   Indonesia
        IS   Israel
        IT   Italy
        JA   Japan
        KO   Korea
        MA   Malaysia
        MX   Mexico
        NE   Netherlands
        NZ   New Zealand
        NW   Norway
        PA   Panama
        PH   Philippines
        PO   Portugal
        SI   Singapore
        SP   Spain
        SW   Sweden
        SZ   Switzerland
        UK   United Kingdom
        VZ   Venezuela

A MESSAGE FROM THE CHAIRMAN

BJORN K. BORGEN, CHAIRMAN

DEAR FELLOW SHAREHOLDER:

If someone asked me to pick the period in the history of the market when investors were most happy and prosperous, I might choose the period that elapsed from June 1994 to the present. For that three-year period (ended June 30, 1997), the Standard & Poor's 500 Index grew by an incredible average of 28.83% per year, substantially faster than the historical long-term average for large-company stocks.

  There's no question that it's been an incredible period. I'm sure if you took a look back at analysts' predictions, few would match what's actually happened. Take the past six months: While many had expected weakness in equities, large-capitalization stocks (as measured by the Standard & Poor's 500 Index, a commonly used market benchmark) actually proved very strong, advancing 20.54% for the six-month period ended June 30, 1997.

TOUGH QUESTIONS

It's times like these that bring out the pessimist in all of us. With so much good fortune at our backs, how much more can we hope for down the road? After all, history has shown that the market has averaged one negative year for every 3 1/2 positive years. Large-caps haven't posted a calendar-year decline since 1990.

  But despite the fact that some form of market correction may be lurking around the corner, cash flows into the stock market have been stronger than ever. This is difficult to understand from a psychological perspective: On the whole, people tend to avoid risk, choosing more often to follow a path that is certain over one that is risky.

  One possible conclusion is that some investors are turning their backs on their risk-averse pasts, and are growing convinced that future market performance is assured. This fundamental shift in opinion wouldn't be too surprising in a market that's turned a lot of investment wisdom on its head.

LARGE-CAP DOMINANCE

But while large-cap stocks posted impressive gains over the past six months, events made it clear that a positive result was anything but assured. The nation's economic growth seemed moderate, but investors worried that the Federal Reserve might raise interest rates as a precautionary measure. The S&P 500 Index even spent some time in negative territory.

  Investors, seeking shelter from a possible approaching storm, moved their assets into the stocks of large companies, which led to increasing prices, in some cases, prices we believe were overvalued.

  At the same time, small-cap stocks were adversely affected by investors' overweighting in large caps. As the first half of the year moved ahead, however, investors began to find value in small-caps. By mid-year, small caps had begun a recovery, while the performance of large companies went on to post solid earnings growth.

LOOKING FORWARD

So what do we see for the remainder of the year? The future is keeping its secrets well. This much, at least, is clear: that economic growth in the U.S. appears to be moderate, and that inflationary pressures, especially on wages, appear to be low.

  This does not, however, rule out further action by the Federal Reserve, though they have been pressured by Congress to keep rates at current levels unless more concrete evidence of inflation emerges. We'll all be watching them.

STAY FOCUSED ON THE LONG TERM

Have we seen a new kind of stock market emerge in 1997? With valuations at sky-high levels and investors still buying, it looks like the market may have thrown off some of the old rules. I think that, despite these short-term happenings, the market's character (and its potential) are defined OVER THE LONG TERM. That's something that will remain constant.

  While we believe that today's market is strong, we also realize that it's cyclical and likes to throw curves. That's why now may be a good time to reevaluate your investment strategy, to make sure your time horizon is reasonable, to see that your portfolio is in line with your goals. If you do so now, it may help you sleep more soundly if and when a downturn arrives.

  Founders believes in its bottom-up, growth-oriented strategy, and we will stick to it going forward. We continue to feel that the best road to long-term appreciation is to find companies that may see growth on their own merits, rather than being pawns of the market, companies with the fundamental strengths they need to produce earnings growth in any market climate.

  I wish you all the best for the coming months.

Sincerely,

/s/ BJORN K. BORGEN
Bjorn K. Borgen
Chairman, Chief Executive Officer,
and Chief Investment Officer
Founders Asset Management, Inc.

FOUNDERS DISCOVERY FUND

                            FOUNDERS DISCOVERY FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/97*

                     1 Year    5 Year    Since Inception
                     ------    ------    ---------------
                      1.73%    15.57%        17.98%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                      Founders        Russell       Lipper Small      Consumer
                     Discovery         2000        Company Growth      Price
                        Fund           Index         Fund Index        Index
                     ----------      ----------      ----------      ----------
12/31/89 .......     $   10,000      $   10,000      $   10,000      $   10,000
06/30/90 .......     $   11,780      $   10,146      $   10,361      $   10,301
06/30/91 .......     $   13,577      $   10,281      $   10,539      $   10,785
06/30/92 .......     $   16,761      $   11,776      $   11,862      $   11,119
06/30/93 .......     $   21,240      $   14,838      $   14,847      $   11,452
06/30/94 .......     $   19,610      $   15,482      $   15,181      $   11,736
06/30/95 .......     $   25,447      $   18,596      $   19,123      $   12,094
06/30/96 .......     $   33,975      $   23,038      $   24,870      $   12,427
06/30/97 .......     $   34,562      $   26,800      $   26,449      $   12,713

                              MANAGEMENT OVERVIEW

                A DISCUSSION WITH PORTFOLIO MANAGER ROBERT AMMANN

HOW DID THE FUND PERFORM IN THE OPENING HALF OF 1997?

The year so far has seen a generally negative market for small-company stocks, especially in the growth category, which lagged larger issues. Through this difficult period, Founders Discovery Fund posted a 0.33% total return for the six months ended
June 30, 1997.

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FUND AND THE SMALL-COMPANY MARKETPLACE?

I think it's clear that caution was investors' overriding sentiment over the past six months. In the past, interest-rate hikes have hurt the market overall, so many investors looked to the stocks of larger companies for a greater measure of stability and liquidity.

  This trend had a double influence on the stock market. First, since they were out of favor, small-company stocks as a whole saw large selloffs, and the demand they needed to get out of their slump didn't begin to materialize until late in the second quarter.

  Second, large-company market indexes, especially the Standard & Poor's 500 Index, soared as investor assets flowed into index funds. This was an interesting cycle: as these indexes (and therefore the funds that tracked them) kept performing, they attracted new investors whose cash flow helped them rise even further. The result was that, despite positive returns for small-company indexes such as the Russell 2000, a glaring gap formed between large- and small-cap performance.

                                 TOP 10 HOLDINGS
                                 ---------------
 1. J.P. Food Service, Inc.            2.90%
 2. Doubletree Corporation             2.72%
 3. Wolverine World Wide, Inc.         2.49%
 4. Digital Microwave Corporation      2.48%
 5. Cinar Films, Inc. Class B          2.38%
 6. REMEC, Inc.                        2.33%
 7. Multicare Companies, Inc.          2.16%
 8. ResMed, Inc.                       2.09%
 9. DT Industries, Inc.                2.04%
10. P Com, Inc.                        2.02%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

WHAT ARE THE FUND'S GROWTH OBJECTIVES?

Our goal is to deliver capital appreciation to our investors by investing in relatively undiscovered companies that possess the fundamental strengths necessary to post rapid growth in earnings per share. Of course, such growth rarely happens overnight -- it can often take years to develop -- and small-cap investing entails unique risks. That's why it's important for investors in the Fund to have a long time horizon, to be able to weather the ups and downs in pursuit of the long-term opportunity.

WHAT STOCKS OR PORTFOLIO ACTIVITIES WERE SIGNIFICANT THROUGH THE FIRST HALF?

One of the first things I did when I took over the Fund was to substantially cut Discovery's exposure to what I call "concept stocks." These are firms with little or no near-term earnings prospects and which tend to trade primarily on news or other unanticipated events. In this market, we feel that companies with current, visible earnings would be better for the Fund's health.

                              PORTFOLIO AT A GLANCE

TOTAL ASSETS: $226.7 million
NAV ON JUNE 30, 1997: $24.30
EXPENSE RATIO: 1.59%
INCEPTION DATE: 12/31/89

  Some of the bright spots for the half included DT Industries, Inc. (a manufacturer and designer of industrial automation systems), which has consistently hit its earnings targets. When we met with the company, I was particularly impressed with its able management team and its effective acquisition strategy. If its fundamentals remain strong, we believe its potential will continue for some time to come.

  Another holding we are pleased with is Fairfield Communities, a developer of timeshares. While there's been a lot of attention paid to the potential of this industry recently, our first impression of Fairfield was as a fundamentally strong firm, not as just a random player in a promising area. The company's timeshare business has seen robust growth, and we feel that it will continue to thrive as Americans -- especially the Baby Boomers on the threshold of retirement -- start to spend more money on leisure.

                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------
                           Consumer               33.6%
                           Technology             23.6%
                           Healthcare             14.6%
                           Cash & Equivalents     14.1%
                           Capital Goods           5.6%
                           Transportation          3.8%
                           Financial               2.5%
                           Energy                  1.8%
                           Telecom Services        0.4%

                  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

Certainly, investors are not as concerned about interest-rate hikes as they were at the beginning of the year. If that continues, we may see increased interest as investors rediscover the appreciation potential of the small-capitalization area, and as investors see how inexpensive these stocks are compared to those in the blue-chip realm. If not, there may still be some volatile months ahead.

  But we're not the kind of Fund that waits for other people to find the best opportunities: Wherever the market goes, we'll be doing whatever legwork it takes to seek the best potential the small-company marketplace has to offer.

/s/ ROBERT AMMANN
Robert Ammann, CFA
Portfolio Manager

FOUNDERS DISCOVERY FUND                                 STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)

   SHARES                                       MARKET VALUE
   ------                                       ------------
COMMON STOCKS (DOMESTIC)-77.2%
APPAREL-4.1%
   96,400 Kenneth Cole Productions, Inc.
          Class A*                              $1,572,525
  115,000 North Face, Inc.*                      2,070,000
  185,755 Wolverine World Wide, Inc.             5,642,308
                                                ----------
                                                 9,284,833
                                                ----------
BUSINESS SERVICES-5.8%
   25,000 JLK Direct Distribution, Inc.*           640,625
   78,500 Metzler Group, Inc.*                   2,512,000
  170,000 Protection One, Inc.*                  2,295,000
   65,000 RWD Technologies, Inc.*                1,121,250
  125,000 United States Rental, Inc.*            3,164,063
  325,000 Warrentech Corporation*                3,371,875
                                                ----------
                                                13,104,813
                                                ----------
COMPUTER EQUIPMENT-1.5%
   45,800 Microtouch Systems, Inc.*              1,053,400
   57,875 Radisys Corporation*                   2,264,359
                                                ----------
                                                 3,317,759
                                                ----------
CONSUMER SERVICES-0.4%
   90,000 Peapod, Inc.*                          1,012,500
                                                ----------
ENVIRONMENTAL SERVICES-1.6%
   90,000 United Waste Systems, Inc.*            3,678,750
                                                ----------
FOOD & BEVERAGES-4.8%
  229,100 J.P. Food Service, Inc.*               6,572,306
  100,000 Nuco2, Inc.                            1,650,000
  105,000 Richfood Holdings, Inc.                2,730,000
                                                ----------
                                                10,952,306
                                                ----------
HEALTHCARE SERVICES-11.8%
   90,325 Advance Paradigm, Inc.*                1,648,431
   80,000 American Medserv Corporation*          1,040,000
   91,925 Henry Schein, Inc.*                    2,815,203
  178,500 Multicare Companies, Inc.*             4,886,438
  173,000 Orthodontic Centers of America, Inc.*  3,146,438
  136,350 Parexel International Corporation*     4,260,938
   54,000 Pediatrix Medical Group, Inc.*         2,473,875
  140,000 Rural/Metro Corporation*               4,060,000
   72,200 Sunrise Assisted Living, Inc.*         2,527,000
                                                ----------
                                                26,858,323
                                                ----------
INSURANCE-1.0%
   45,975 Executive Risk, Inc.*                 $2,390,700
                                                ----------
LEISURE & ENTERTAINMENT-9.7%
  150,000 Doubletree Corporation*                6,159,375
   29,025 Equity Marketing, Inc.*                  682,088
  132,300 Fairfield Communities, Inc.*           4,448,588
  150,000 Servico, Inc.*                         2,231,250
  130,000 Signature Resorts, Inc.*               4,485,000
  145,000 Silverleaf Resorts, Inc.*              2,229,375
   82,500 Ticketmaster Group, Inc.*              1,371,563
   23,375 Vistana, Inc.*                           350,625
                                                ----------
                                                21,957,864
                                                ----------
MANUFACTURING-2.6%
   70,000 Ballantyne of Omaha, Inc.*             1,260,000
  130,000 DT Industries, Inc.                    4,615,000
                                                ----------
                                                 5,875,000
                                                ----------
MEDICAL SUPPLIES &
EQUIPMENT-3.5%
   55,000 Heartport, Inc.*                         965,938
   88,000 Perclose, Inc.*                        2,156,000
  201,450 ResMed, Inc.*                          4,734,075
                                                ----------
                                                 7,856,013
                                                ----------
 OIL SERVICES-1.2%
   47,050 National Oilwell, Inc.*                2,705,375
                                                ----------
PHARMACEUTICALS-0.3%
   18,050 Watson Pharmaceuticals, Inc.*            760,356
                                                ----------
PUBLISHING & BROADCASTING-2.5%
   97,500 International Family Entertainment,
          Inc. Class B*                          3,351,563
   54,450 SFX Broadcasting, Inc. Class A         2,286,900
                                                ----------
                                                 5,638,463
                                                ----------
RESTAURANTS-1.1%

   92,675 Dave and Busters, Inc.*                2,479,056
                                                ----------
RETAIL-4.1%
   24,500 Linens 'N Things, Inc.*                  725,813
   74,525 Men's Wearhouse, Inc.*                 2,347,538
   95,000 Proffitt's, Inc.*                      4,156,250
   78,000 Rental Service Corporation*            2,047,500
                                                ----------
                                                 9,277,101
                                                ----------
* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS DISCOVERY FUND

   SHARES                                       MARKET VALUE
   ------                                       ------------
SEMICONDUCTORS & EQUIPMENT-4.1%
   64,450 Brooks Automation, Inc.*             $ 1,240,663
   59,525 Micro Linear Corporation*                610,131
  111,000 Semtech Corporation*                   4,023,750
   36,725 Speedfam International, Inc.*          1,317,509
   65,662 Vitesse Semiconductor Corporation*     2,142,223
                                               -----------
                                                 9,334,276
                                               -----------
SOFTWARE-6.4%
   63,375 CSG Systems International, Inc.*       1,956,703
   85,750 Documentum, Inc.*                      2,111,594
  200,000 Edify Corporation*                     2,925,000
  219,775 Geoworks, Inc.*                        1,277,442
  237,075 Premenos Technology Corporation*       2,015,138
   75,565 Scopus Technology, Inc.*               1,681,321
   44,050 Sterling Commerce, Inc.*               1,448,144
   22,000 Veritas Software Corporation*          1,100,000
                                               -----------
                                                14,515,342
                                               -----------
TELECOMMUNICATION SERVICES-0.4%
  100,100 Cellular Technical Services
          Company, Inc.*                           913,413
                                               -----------

TELECOMMUNICATIONS EQUIPMENT-8.3%
  192,325 Digital Microwave Corporation*         5,625,506
  139,725 P Com, Inc.*                           4,575,994
  232,500 REMEC, Inc.*                           5,289,375
   96,000 Sawtek, Inc.*                          3,216,000
                                               -----------
                                                18,706,875
                                               -----------
TRANSPORTATION-2.0%
  105,000 Mark VII, Inc.*                        3,360,000
   42,000 Swift Transportation Company*          1,239,000
                                               -----------
                                                 4,599,000
                                               -----------
TOTAL COMMON STOCKS
(DOMESTIC)-77.2%
(COST-$126,047,984)                            175,218,118
                                               -----------

COMMON STOCKS (FOREIGN)-8.9%
OIL SERVICES-0.6%
   53,200 Stolt Comex Seaway SA (UK)*           $1,343,300
                                                ----------
PHARMACEUTICALS-0.8%
  400,200 Ethical Holdings Limited Sponsored
         ADR (UK)*                               1,750,875
                                                ----------
PUBLISHING & BROADCASTING-2.4%
  172,500 Cinar Films, Inc. Class B (CA)*        5,390,625
                                                ----------
SOFTWARE-1.2%
  190,000 JBA Holdings PLC (UK)*                 2,767,508
                                                ----------
TELECOMMUNICATION SERVICES-1.7%
  120,000 Cellular Communications International
         (IT)*                                   3,930,000
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-2.2%
   95,000 MAS Technologies Limited ADR (NZ)*     1,413,125
  102,000 Teledata Communication
         Inc. (IS)*                              3,468,000
                                                ----------
                                                 4,881,125
                                                ----------
TOTAL COMMON STOCKS
(FOREIGN)-8.9%
(COST-$15,850,864)                              20,063,433
                                                ----------
10

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)
                                                                     (CONTINUED)

  PRINCIPAL AMOUNT                              MARKET VALUE
  ----------------                              ------------
CONVERTIBLE BONDS (DOMESTIC)-0.0%
MEDICAL SUPPLIES & EQUIPMENT-0.0%
   $1,783 Surgical Laser Technologies
          Convertible Subordinated Note 8.0%
          Due 7/30/99                                   $0
                                                ----------
TOTAL CONVERTIBLE BONDS
(DOMESTIC)-0.0%
(COST-$0)                                                0
                                                ----------

  PRINCIPAL AMOUNT                            AMORTIZED COST
  ----------------                            --------------
CORPORATE SHORT-TERM NOTES-13.5%
$4,500,000 Ciesco LP 5.53% 07/01/97           $  4,500,000
 5,000,000 Ford Motor Credit Company 5.58%
           07/01/97                              5,000,000
 7,400,000 General Electric Company 5.55%
           07/02/97                              7,398,859
 6,500,000 Household Finance Corporation 5.57%
           07/07/97                              6,493,966
 7,100,000 Prudential Funding Corporation 5.53%
           07/03/97                              7,097,819
                                               -----------
TOTAL CORPORATE SHORT-TERM NOTES-13.5%
(AMORTIZED COST-$30,490,644)                    30,490,644
                                               -----------
TOTAL INVESTMENTS-99.6%
(COST-$172,389,492)                            225,772,195
OTHER ASSETS & LIABILITIES-0.4%                    890,207
                                               -----------
NET ASSETS-100.0%                             $226,662,402
                                               ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS PASSPORT FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/97*

                         1 Year         Since Inception
                         ------         ---------------
                         11.33%             12.28%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                             MSCI World
                         Founders             ex U.S.            Consumer
                       Passport Fund           Index            Price Index
                       -------------           -----            -----------
11/93 ............        $10,000             $10,000             $10,000
06/94 ............        $ 9,680             $11,574             $10,151
06/95 ............        $10,592             $11,837             $10,460
06/96 ............        $13,671             $13,417             $10,748
06/97 ............        $15,219             $15,232             $10,995

                              MANAGEMENT OVERVIEW

               A DISCUSSION WITH PORTFOLIO MANAGER MICHAEL GERDING

HOW DID THE FUND PERFORM OVER THE COURSE OF THE FIRST HALF?

While the U.S. equity market handily outpaced most markets overseas, many international exchanges saw excellent growth of their own. In this environment, Founders Passport Fund was able to benefit from what we believe are some of the world's best small-cap investment opportunities. For the six-month period ended June 30, 1997, the Fund gained 7.98%.

WHAT WERE THE PREDOMINANT FACTORS IMPACTING INTERNATIONAL SMALL-CAP STOCKS DURING THE HALF?

Economic growth around the world followed a familiar pattern throughout 1997: slow but steady. This is, of course, much better than the slumps many overseas markets have been in for some time. In addition, while domestic investors were concerned about the possibility of higher U.S. interest rates, rates overseas have actually declined, and global markets responded positively.

  These are very positive trends, but they go deeper than the country level--we have seen steady and promising revenue growth from select COMPANIES around the world, particularly in Europe.

                                 TOP 10 HOLDINGS
                                 ---------------
                      1. Marschollek,
                         Lautenschlaeger und Partner
                         AG non-voting preferred            2.75%
                      2. JBA Holdings PLC                   2.56%
                      3. Rofin Sinar Technologies, Inc.     2.26%
                      4. JD Wetherspoon PLC                 2.22%
                      5. Hunter Douglas NV                  2.17%
                      6. Noritsu Koki Company               2.02%
                      7. Porsche AG non-voting preferred    1.89%
                      8. Gulf Canada Resources Limited      1.81%
                      9. Salomon SA                         1.80%
                     10. Pizza Express PLC                  1.74%

                   PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  In addition, the U.S. dollar continues to play an important role. While it has been generally weak for more than a decade, the dollar showed signs of surprising strength during the half, primarily against the German mark and the Japanese yen. This means that goods produced in these countries can be sold more cheaply in the U.S. This was a boon to larger firms that collect a substantial amount of their revenue in dollars. However, small firms as a group have not done as well as their large-cap counterparts.

WHAT ARE PASSPORT FUND'S INVESTMENT OBJECTIVES?

The Fund seeks to provide its investors with capital appreciation by investing in the most promising opportunities we can find in the international small-company marketplace. While this is an exciting area to explore, because small-cap investing overseas involves a unique combination of risks, the Fund is best suited for investors with long time horizons.

WHICH OF THE FUND'S HOLDINGS HAVE BEST MET ITS INVESTMENT OBJECTIVES?

Two of the holdings that we've been impressed with over the past six months are Germany's Porsche and Spain's TelePizza.

                              PORTFOLIO AT A GLANCE
                              ---------------------
                          TOTAL ASSETS: $208.0 million
                          NAV ON JUNE 30, 1997: $15.02
                          EXPENSE RATIO: 1.59%
                          INCEPTION DATE: 11/16/93

  Although it's known around the world, Porsche is still a small auto manufacturer -- its market capitalization was $1.4 billion near the end of the half -- compared to the U.S. Big Three of Ford, Chrysler, and General Motors. But Porsche has certainly acted like a large, mature firm. The company is quite strong fundamentally and has excellent long-term growth prospects: the introduction of its new Boxster model went superbly, sales of its flagship 911 have accelerated, a new 916 model is planned for European release later this year, and Porsche is engaged in a strategic alliance with Valmet to increase production capacity.

  TelePizza has been another profitable holding. As the leading pizza delivery company of Spain (where the bulk of the market is for delivery), the company has grown remarkably, showing 40% growth in locations over the past year. In Spain, pizza consumption is just a fraction of what it is in the U.S. But that fraction is growing, and the firm stands to benefit from any upward trends.


                              PORTFOLIO COMPOSITION
                              ---------------------
                         United Kingdom           22.4%
                         Germany                  11.0%
                         France                    7.4%
                         Japan                     6.4%
                         Netherlands               5.0%
                         Indonesia                 4.1%
                         Hong Kong                 4.0%
                         Norway                    3.7%
                         Italy                     3.6%
                         Finland                   3.3%
                         Canada                    2.9%
                         Mexico                    2.2%
                         Other                    14.7%
                         Cash & Equivalents        9.3%

                  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

WHAT DO YOU SEE AHEAD FOR THE INTERNATIONAL SMALL-COMPANY MARKETPLACE?

Looking ahead, I think that the rest of 1997 will be much like the first half, with economies around the world continuing their slow and steady growth. Most of the major events--such as the Hong Kong handover to the Chinese and the British election--are behind us. While I am still concerned about some regions, generally corporate earnings for small companies have been good.

  One of the most compelling aspects for investing in this area is that, in many countries, the market for small-capitalization companies is still maturing. Many of the best opportunities we are finding are in markets such as the United Kingdom, Germany, and France. As we go forward, we will continue to scour these countries and the rest of the world for fundamentally strong companies with the potential for rapid earnings growth.

/s/ MICHAEL GERDING, CFA
Michael Gerding, CFA
Portfolio Manager

FOUNDERS PASSPORT FUND                                  STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)

SHARES                                         MARKET VALUE
------                                         ------------
PREFERRED STOCKS (FOREIGN)-4.6%
AUTOMOTIVE-1.9%
    2,950 Porsche AG non-voting preferred (GE) $ 3,927,690
                                               -----------
FINANCIAL SERVICES-2.7%
   24,000 Marschollek, Lautenschlaeger und
          Partner AG non-voting preferred (GE)   5,715,925
                                               -----------
TOTAL PREFERRED STOCKS (FOREIGN)-4.6%
(COST-$5,006,893)                              (9,643,615)
                                               -----------
COMMON STOCKS (FOREIGN)-86.1%
AIRLINES-0.6%
   48,575 Ryanair Holdings PLC ADR (UK)*         1,305,453
                                               -----------
AUTO PARTS & EQUIPMENT-1.0%
   21,800 Sylea (FR)                             2,086,835
                                               -----------
BANKING-1.5%
   79,325 Banco de A. Edwards Sponsored
          ADR representing Series A (CH)         1,655,909
1,200,000 Bank Tiara (ID)                        1,431,215
                                               -----------
                                                 3,087,124
                                               -----------
BASIC INDUSTRY-0.9%
  609,500 Perusahaan Perkebu (ID)                1,930,146
                                               -----------
BIOTECHNOLOGY-1.2%
  631,150 British Biotechnology (UK)*            2,395,176
                                               -----------
BUILDING MATERIALS-2.2%
   52,950 Hunter Douglas NV (NE)                 4,513,168
                                               -----------
BUSINESS SERVICES-4.1%
    8,450 Altran Technologies SA (FR)          $ 2,763,460
  110,725 Asia Satellite Telecom Holdings
          Sponsored ADR (HK)                     3,335,591
  731,150 Avis Europe PLC 144A (UK)*+            1,661,151
   47,175 BTG PLC (UK)                             495,463
                                               -----------
                                                 8,255,665
                                               -----------
CAPITAL GOODS-2.0%
   85,200 Noritsu Koki Company (JA)              4,206,838
                                               -----------
COMPUTER EQUIPMENT-2.2%
  123,800 Creative Technology
          Limited (SI)*                          2,073,650
  374,000 Psion PLC (UK)                         2,430,875
                                               -----------
                                                 4,504,525
                                               -----------
COMPUTER NETWORKING-0.8%
       17 Net One Systems Company Limited (JA)   1,567,334
                                               -----------
CONSTRUCTION-1.5%
   56,000 IHC Caland NV (NE)                     3,066,810
                                               -----------
CONSUMER PRODUCTS-6.1%
   50,625 Amer Group Limited (FI)*                 911,293
   73,700 Industrie Natuzzi SPA ADR (IT)         1,888,563
   48,975 Salomon SA (FR)                        3,736,678
   72,475 Skis Rossignol (FR)                    1,524,592
6,800,000 Solid Group, Inc. (PH)                 1,108,584
   17,875 ST Dupont (FR)*                          481,059
1,623,000 Vtech Holdings Limited (HK)            3,058,628
                                               -----------
                                                12,709,397
                                               -----------

* NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS PASSPORT FUND

SHARES                                          MARKET VALUE
------                                          ------------
ELECTRONICS-2.8%
4,000,000 Elec and Eltek International Holdings
          (HK)                                 $ 1,174,618
  247,300 Rofin Sinar Technologies,
          Inc. (GE)*                             4,698,700
                                                ----------
                                                 5,873,318
                                                ----------
ENVIRONMENTAL SERVICES-0.9%
   93,275 Tomra Systems ASA (NW)                 1,911,190
                                                ----------
FINANCIAL SERVICES-1.0%
   50,250 Banco Latinoamericano de
          Exportaciones, SA Class E (PA)         2,167,031
                                                ----------
FOOD & BEVERAGES-2.7%
  115,825 Compania Cervecerias Unidas SA
          Sponsored ADR (CH)                     2,533,672
   45,950 Raision Tehtaat Class V (FI)           3,158,167
                                                ----------
                                                 5,691,839
                                                ----------
INSURANCE-1.8%
1,040,000 Lippo Life Insurance (ID)              1,229,693
  397,000 Malaysian Assurance Alliance BHD (MA)  2,312,164
   39,700 Malaysian Assurance Alliance BHD
          Class A (MA)                             231,216
                                                ----------
                                                 3,773,073
                                                ----------
LEISURE & ENTERTAINMENT-2.4%
2,000,000 AAPC Limited (AU)                      1,318,550
2,651,285 Grupo Posadas SA de CV
          Series A (MX)*                         1,599,870
  554,000 Village Roadshow
          Limited (AU)                           2,000,509
                                                ----------
                                                 4,918,929
                                                ----------
MACHINERY-4.8%
  242,000 First Tractor Company Limited Class H
          (HK)*                                    159,309
   64,125 Konecranes International Corporation
          (FI)                                   2,814,774
  128,000 Kverneland ASA (NW)                    3,479,449
  326,500 PT United Tractors (ID)                1,208,513
   79,000 Turbon International (GE)              2,402,869
                                                ----------
                                                10,064,914
                                                ----------

OIL & GAS-4.6%
  130,000 British Borneo Petroleum (UK)        $ 3,067,160
  349,100 Carin Energy PLC (UK)*                 2,818,134
  453,300 Gulf Canada Resources
          Limited (CA)*                          3,768,056
                                                ----------
                                                 9,653,350
                                                ----------
OIL SERVICES-1.2%
   49,000 Petroleum Geological Services
          Sponsored ADR (NW)*                    2,394,875
                                                ----------
PACKAGING-1.7%
   15,550 Schmalbach Lubeca AG (GE)              3,489,268
                                                ----------
PHARMACEUTICALS-2.5%
  146,975 Medeva PLC ADR (UK)                    2,516,947
   35,700 Schwarz Pharma AG (GE)                 2,694,146
                                                ----------
                                                 5,211,093
                                                ----------
PUBLISHING & BROADCASTING-4.6%
  287,925 Capital Radio PLC (UK)                 2,576,344
   70,750 Cinar Films, Inc. Class B (CA)*        2,210,938
  315,025 Flextech PLC (UK)*                     3,371,523
  105,000 Multicanal Participacoes SA Sponsored
          ADR (BR)*                              1,417,500
                                                ----------
                                                 9,576,305
                                                ----------
RESTAURANTS-7.7%
   77,000 Doutor Coffee Company
          Limited (JA)                           3,129,865
  203,400 J D Wetherspoon PLC (UK)               4,612,725
  345,900 Pizza Express PLC (UK)                 3,621,357
  288,975 Regent Inns PLC (UK)                   1,370,804
   57,450 Tele Pizza (SP)*                       3,359,421
                                                ----------
                                                16,094,172
                                                ----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                          MARKET VALUE
------                                          ------------
RETAIL-7.9%
   22,275 Beter Bed Holdings (NE)              $   488,861
  512,000 Bulgari SPA (IT)                       2,894,763
  322,000 DFS Furniture Company (UK) 3,012,051
   13,465 Guilbert SA (FR)                       1,906,247
  147,000 Laox Company Limited (JA)              2,068,251
  235,000 Next PLC (UK)                          2,654,774
1,333,500 PT Matahari Putra
          Prima (ID)                             2,687,291
2,073,000 Sa Sa International Holdings Limited
         (HK)*                                     675,641
                                               -----------
                                                16,387,879
                                               -----------
SOFTWARE-8.4%
   33,200 Baan Company NV (NE)*                  2,284,575
   40,000 Dassault Systems (FR)                  2,841,132
   73,500 Enator AB (SW)*                        1,311,770
   23,000 Fuji Soft ABC, Inc. (JA)               1,004,981
  365,000 JBA Holdings PLC (UK)                  5,316,503
  146,075 Misys PLC (UK)                         3,312,703
   54,000 Nippon Systems Development Company
          (JA)                                   1,288,299
                                               -----------
                                                17,359,963
                                               -----------
TELECOMMUNICATION SERVICES-3.5%
   82,400 Cellular Communications
          International, Inc. (IT)*              2,698,600
  158,075 Grupo Iusacell Sponsored ADR
          representing ten Class L shares (MX)* 2,904,628 140,000 Netcom Systems AB
          Class B (SW)                           1,973,540
                                               -----------
                                                 7,576,768
                                               -----------
TRANSPORTATION-3.5%
3,236,600 International Container Terminal &
          Services (PH)                          1,656,586
   30,000 Koebenhavns Lufthavne (DE)             3,186,994
  141,775 Tranz Rail Holdings Limited Sponsored
          ADR (NZ)                               2,392,453
                                               -----------
                                                 7,236,033
                                               -----------
TOTAL COMMON STOCKS
(FOREIGN)-86.1%
(COST-$146,456,617)                            179,008,471
                                               -----------

PRINCIPAL VALUE                              AMORTIZED COST
---------------                              --------------
CORPORATE SHORT-TERM NOTES-10.1%
$8,000,000 American Express Credit Corporation
          5.50% 07/01/97                       $ 8,000,000
4,300,000 Ford Motor Credit Company 5.75%
          07/03/97                               4,298,626
8,700,000 Merrill Lynch & Company 5.56%
          07/02/97                               8,698,656
                                               -----------
TOTAL CORPORATE
SHORT-TERM NOTES-10.1%
(AMORTIZED COST-$20,997,282)                    20,997,282
                                               -----------
TOTAL INVESTMENTS-100.8%
(COST-$172,518,435)                            209,649,368
OTHER ASSETS &
LIABILITIES-(0.8%)                             (1,627,875)
                                               -----------
NET ASSETS-100.0%                             $208,021,493
                                               ===========

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS FRONTIER FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/97*

               1 Year    5 Years   10 Years    Since Inception
               ------    -------   --------    ---------------
               5.03%      16.25%    16.73%        18.49%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                               Lipper Small Company   Consumer
                  Frontier       Russell 2000   Growth Fund Index    Price Index
                  --------       ------------   -----------------    -----------
6/87 .......      $10,000          $10,000          $10,000            $10,000
6/88 .......      $11,864          $ 9,390          $ 9,822            $10,393
6/89 .......      $15,601          $10,592          $11,053            $10,930
6/90 .......      $17,978          $10,906          $12,086            $11,441
6/91 .......      $19,630          $11,050          $12,294            $11,979
6/92 .......      $22,125          $12,657          $13,837            $12,350
6/93 .......      $26,830          $15,949          $17,320            $12,719
6/94 .......      $26,555          $16,641          $17,709            $13,035
6/95 .......      $34,424          $19,988          $22,308            $13,433
6/96 .......      $44,719          $24,763          $29,012            $13,803
6/97 .......      $46,968          $28,806          $30,854            $14,120

                              MANAGEMENT OVERVIEW

               A DISCUSSION WITH PORTFOLIO MANAGER MICHAEL HAINES

HOW DID THE FUND PERFORM THIS HALF?

The small-capitalization marketplace as a whole had a difficult first half as investors migrated to larger, more liquid issues. The Fund gained 1.61% for the six-month period ended June 30, 1997.

WHAT PRESSURES DID THE FUND AND THE SMALL-CAP MARKET FACE?

The main theme we've seen in this market has been interest rates. Most investors feared that, if the economy continued to surge, the Federal Reserve would raise rates to try to keep a lid on inflationary pressures.

  As interest-rate hikes have historically made investors cautious, many chose to shift their assets to large-company stocks, which are generally considered to be less risky. Because this meant that assets were flowing out of small-company funds (and therefore out of small-company stocks), we saw persistent weakness in Frontier's marketplace.

  Because cash flows into large-cap and index funds served to boost the performance of large-cap stocks and depress that of small-caps, a broad valuation gap was created. In some cases, investors were paying more for the earnings potential of a large company than they would pay for the similar earnings potential of a small company. However, investors may be beginning to appreciate this gap--small-caps experienced a rally in the second quarter of this year, as it became more apparent that the Fed would not raise short-term interest rates.

                                 TOP 10 HOLDINGS
                                 ---------------
                    1. Watson Pharmaceuticals, Inc.       3.71%
                    2. Reinsurance Group of America,
                       Inc.                               2.88%
                    3. Reliastar Financial Corporation    2.68%
                    4. CDW Computer Center, Inc.          2.65%
                    5. Healthcare Compare Corporation     2.56%
                    6. J.P. Food Service, Inc.            2.34%
                    7. Fred Meyer, Inc.                   2.25%
                    8. Healthcare & Retirement
                       Corporation                        2.21%
                    9. Frontier Insurance Group, Inc.     2.13%
                   10. Omnicare, Inc.                     2.09%

                   PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

WHAT IS THE INVESTMENT OBJECTIVE OF FOUNDERS FRONTIER FUND?

Frontier Fund pursues capital appreciation by investing in the stocks of promising small and medium-sized companies between $200 million-$1.5 billion in annual revenues or market capitalization. We feel that stocks in this area may have superior long-term growth prospects compared to those of many larger-capitalization companies.

  However, while their potential may be greater, there is also the chance of higher risk and more short-term volatility. Investors in this Fund should have the kind of long-term outlook that may help them weather any short-run price fluctuations.

WHAT INVESTMENTS OR PORTFOLIO MOVES HELPED YOU PURSUE THIS OBJECTIVE DURING THE HALF?

We continued to concentrate on high-quality companies whose fundamentals indicate the potential for rapid earnings growth. One long-term holding that we have been very pleased with is Healthcare Compare Corp., which is the only truly national preferred-provider organization (PPO) in the U.S. Its management is both talented and committed, and they are following what I feel is an excellent long-term growth plan. Moreover, Healthcare Compare offers an outstanding product: a nationwide network of doctors that provides "one-stop shopping" for the health insurance plans of large, multi-regional companies.

                              PORTFOLIO AT A GLANCE

                          TOTAL ASSETS: $245.5 million
                          NAV ON JUNE 30, 1997: $32.86
                          EXPENSE RATIO: 1.53%
                          INCEPTION DATE: 1/22/87

  Another long-term holding that continues to perform admirably for us is J.P. Food Service, Inc., which distributes food to restaurants. One of the most distinctive things about this company is that, while most of their competition comes from divisions of larger organizations, J.P. Food Service is entirely devoted to the distribution business, which gives the management great focus.

  And this has paid off: their low-margin, high-volume business has been steadily accumulating market share for years.

  On a broader note, I had reduced our exposure to select technology firms. However, the technology area still provides us with some of the best small-cap opportunities, so we will continue to invest in those firms that demonstrate the strengths that may lead to promising and continued earnings growth.

                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------
                           Consumer               35.2%
                           Healthcare             21.9%
                           Technology             12.1%
                           Financial               8.7%
                           Capital Goods           6.3%
                           Cash & Equivalents      4.7%
                           Energy                  3.9%
                           Telecom Services        2.9%
                           Basic Materials         2.6%
                           Transportation          1.7%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

WHAT DO YOU EXPECT FROM THE SMALL-COMPANY MARKET GOING FORWARD?

Outflows of cash from small-company funds put great pressure on those funds earlier in the year; however, there is some evidence (primarily the second-quarter rally in the small-cap market) that this trend may be reversing.

  But while stable interest rates and low inflation provide a positive backdrop for equities in general, there remains a fear of interest-rate hikes. As long as this is the case, it is likely that volatility in small-caps will continue--this is a possibility that Frontier investors should consider. But whatever happens in the market, I intend to stay the course and focus on those high-quality small and medium-sized companies that I feel have good prpspects for rapid earnings growth.

/s/ MICHAEL HAINES
Michael Haines
Portfolio Manager

FOUNDERS FRONTIER FUND                                  STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)

SHARES                                         MARKET VALUE
------                                         ------------
COMMON STOCKS (DOMESTIC)-82.6%
APPAREL-2.6%

  191,000 Designer Holdings Limited*            $1,945,813
   40,000 Jones Apparel Group, Inc.*             1,910,000
   79,475 Warnaco Group, Inc. Class A            2,533,266
                                                ----------
                                                 6,389,079
                                                ----------
BUSINESS SERVICES-7.1%
   80,000 Affiliated Computer Services, Inc.
          Class A*                               2,240,000
  122,950 CDW Computer Center, Inc.*             6,516,350
  142,512 Sylvan Learning Systems, Inc.*         4,827,594
  148,450 Teletech Holdings, Inc.*               3,887,534
                                                ----------
                                                17,471,478
                                                ----------
CHEMICALS-2.6%
  209,575 Crompton & Knowles Corporation         4,663,044
   51,775 OM Group, Inc.                         1,715,047
                                                ----------
                                                 6,378,091
                                                ----------
COMPUTER NETWORKING-1.0%
  172,625 Network General Corporation*           2,557,008
                                                ----------
CONSUMER PRODUCTS-1.7%
  109,025 Rexall Sundown, Inc.*                  4,251,975
                                                ----------
DIVERSIFIED-0.8%
   50,000 Harsco Corporation                     2,025,000
                                                ----------
ELECTRONICS-2.6%
   66,775 Berg Electronics Corporation*          2,399,727
   63,100 Sanmina Corporation*                   3,943,750
                                                ----------
                                                 6,343,477
                                                ----------
ENVIRONMENTAL SERVICES-2.4%
  110,000 United Waste Systems, Inc.*            4,496,250
   35,000 USA Waste Services, Inc.*              1,351,875
                                                ----------
                                                 5,848,125
                                                ----------
FINANCIAL SERVICES-1.8%
   95,650 BA Merchant Services, Inc.*            1,823,328
   90,950 First USA Paymentech, Inc.*            2,631,866
                                                ----------
                                                 4,455,194
                                                ----------
FOOD & BEVERAGES-2.4%
  200,600 J.P. Food Service, Inc.*             $ 5,754,713
                                                ----------
HEALTHCARE SERVICES-14.5%
   86,350 Covance, Inc.*                         1,667,634
   62,425 FPA Medical Management, Inc.*          1,474,791
  162,500 Health Care & Retirement Corporation*  5,423,438
  102,500 Health Management Associates, Inc.
          Class A*                               2,921,250
  120,000 Healthcare Compare Corporation*        6,285,000
  105,000 Henry Schein, Inc.*                    3,215,625
   73,275 NCS Healthcare, Inc.*                  2,234,888
  163,550 Omnicare, Inc.                         5,131,381
  180,700 Orthodontic Centers of
          America, Inc.*                         3,286,481
   48,000 Pediatrix Medical Group, Inc.*         2,199,000
  100,000 Transition Systems, Inc.*              1,818,750
                                                ----------
                                                35,658,238
                                                ----------
INSURANCE-7.7%
   80,567 Frontier Insurance Group, Inc.         5,216,713
  123,050 Reinsurance Group of
          America, Inc.                          7,075,375
   90,000 Reliastar Financial Corporation        6,581,250
                                                ----------
                                                18,873,338
                                                ----------
LEISURE & ENTERTAINMENT-4.9%
   57,375 Doubletree Corporation*                2,355,961
  130,000 Interstate Hotels Company*             3,826,875
  101,850 Midway Games, Inc.*                    2,177,044
  102,900 Signature Resorts, Inc.*               3,550,050
                                                ----------
                                                11,909,930
                                                ----------
OFFICE SUPPLIES & EQUIPMENT-3.3%
  177,675 American Pad & Paper Company*          2,998,266
   75,000 U.S. Office Products Company*          2,278,125
  150,000 Viking Office Products, Inc.*          2,831,250
                                                ----------
                                                 8,107,641
                                                ----------
* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS FRONTIER FUND

SHARES                                         MARKET VALUE
------                                         ------------
OIL & GAS-0.8%
   67,250 United Meridian Corporation*         $ 2,017,500
                                                ----------
OIL SERVICES-2.0%
   90,950 Global Industries Limited*             2,114,588
   52,500 Hanover Compressor Company*            1,023,750
   75,000 Pride Petroleum Services, Inc.*        1,800,000
                                                ----------
                                                 4,938,338
                                                ----------
PHARMACEUTICALS-5.7%
   75,000 Jones Medical Industries, Inc.         3,562,500
   24,000 R.P. Scherer Corporation               1,239,000
  216,000 Watson Pharmaceuticals, Inc.*          9,099,000
                                                ----------
                                                13,900,500
                                                ----------
PUBLISHING & BROADCASTING-1.1%
   44,200 Univision Communications, Inc.*        1,729,325
   41,350 World Color Press, Inc.*                 982,063
                                                ----------
                                                 2,711,388
                                                ----------
RETAIL-7.0%
  101,250 Claire's Stores, Inc.                  1,771,875
   82,813 Consolidated Stores Corporation*       2,877,734
  106,650 Fred Meyer, Inc.*                      5,512,472
  128,550 The Gymboree Corporation*              3,077,166
  197,325 Sports Authority, Inc.*                3,835,505
                                                ----------
                                                17,074,752
                                                ----------
SEMICONDUCTORS & EQUIPMENT-0.4%
   20,000 DuPont Photomasks, Inc.*               1,078,750
                                                ----------
SOFTWARE-5.0%
   47,450 Avant! Corporation*                  $ 1,530,263
   75,000 Cognos, Inc.*                          2,334,375
   55,275 Documentum, Inc.*                      1,361,147
  110,000 Sterling Commerce, Inc.*               3,616,250
   30,750 Veritas Software Corporation*          1,537,500
   50,000 Wind River Systems, Inc.*              1,918,750
                                               -----------
                                                12,298,285
                                               -----------
TELECOMMUNICATION SERVICES-2.9%
  100,000 ACC Corporation*                       3,087,500
   79,550 Telco Communications Group, Inc.*      2,565,488
  100,400 Tel-Save Holdings, Inc.*               1,518,550
                                               -----------
                                                 7,171,538
                                               -----------
TELECOMMUNICATIONS EQUIPMENT-0.6%
   65,000 Aspect Telecommunications
          Corporation*                           1,430,000
                                               -----------
TRANSPORTATION-1.7%
   48,000 Swift Transportation Company*          1,416,000
  105,000 US Freightways Corporation             2,703,750
                                               -----------
                                                 4,119,750
                                               -----------
TOTAL COMMON STOCKS
(DOMESTIC)-82.6%
(COST-$150,486,208)                            202,764,088
                                               -----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                        MARKET VALUE
------                                        ------------
COMMON STOCKS (FOREIGN)-12.8%
BUILDING MATERIALS-1.7%
   50,000 Hunter Douglas NV (NE)               $ 4,261,726
                                                ----------
CONSTRUCTION-2.0%
   90,000 IHC Caland NV (NE)                     4,927,314
                                                ----------
CONSUMER PRODUCTS-1.4%
   62,000 Industrie Natuzzi SPA ADR (IT)         1,588,750
   82,000 Skis Rossignol (FR)                    1,722,981
                                                ----------
                                                 3,311,731
                                                ----------
ELECTRONICS-1.5%
   85,000 Hoya Corporation (JA)                  3,788,966
                                                ----------
FINANCIAL SERVICES-1.0%
   56,000 Banco Latinoamericano de
          Exportaciones, SA Class E (PA)         2,415,000
                                                ----------
LEISURE & ENTERTAINMENT-0.4%
  280,000 Village Roadshow Limited (AU)          1,011,088
                                                ----------
OIL SERVICES-1.5%
   73,000 Petroleum Geological Services
          Sporsored ADR (NW)*                    3,567,875
                                                ----------
PUBLISHING & BROADCASTING-1.7%
  380,000 Flextech PLC (UK)*                     4,066,911
                                                ----------
RETAIL-1.6%
  350,000 Next PLC (UK)                          3,953,917
                                                ----------
TOTAL COMMON STOCKS
(FOREIGN)-12.8%
(COST-$23,930,706)                              31,304,528
                                                ----------

PRINCIPAL VALUE                              AMORTIZED COST
CORPORATE SHORT-TERM NOTES-4.4%              --------------
$5,100,000 American Express Credit Corporation
           6.00% 07/02/97                      $ 5,099,150
 5,700,000 Ford Motor Credit Company 5.58%
           07/01/97                              5,700,000
                                               -----------
TOTAL CORPORATE
SHORT-TERM NOTES-4.4%
(AMORTIZED COST-$10,799,150)                    10,799,150
                                               -----------
TOTAL INVESTMENTS-99.8%
(COST-$185,216,064)                            244,867,766
OTHER ASSETS &
LIABILITIES-0.2%                                   593,035
                                               -----------
NET ASSETS-100.0%                             $245,460,801
                                               ===========

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS SPECIAL FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/97*

               1 Year    5 Year    10 Years    Since Inception
               ------    ------    --------    ---------------
               14.42%    15.33%     13.98%         16.27%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                Lipper Capital
                                 Appreciation                       Consumer
                  Special         Fund Index     S&P 500 Index     Price Index
                  -------         ----------     -------------     -----------
6/87 .......      $10,000          $10,000          $10,000          $10,000
6/88 .......      $ 9,275          $ 9,256          $ 9,308          $10,393
6/89 .......      $11,828          $10,810          $11,216          $10,930
6/90 .......      $12,986          $12,182          $13,061          $11,441
6/91 .......      $15,311          $12,732          $14,021          $11,979
6/92 .......      $18,138          $14,342          $15,901          $12,350
6/93 .......      $21,946          $17,065          $18,055          $12,719
6/94 .......      $21,505          $17,241          $18,318          $13,035
6/95 .......      $27,862          $21,308          $23,091          $13,433
6/96 .......      $32,343          $26,407          $29,090          $13,803
6/97 .......      $37,007          $30,354          $39,170          $14,120

                               MANAGEMENT OVERVIEW

    A DISCUSSION WITH PORTFOLIO MANAGERS MICHAEL HAINES AND DOUGLAS LOEFFLER

HOW DID SPECIAL FUND PERFORM DURING THE FIRST HALF?

During the first half, the Fund benefited from the same factors that helped the stock market: low inflation, good economic growth, and better-than-expected corporate earnings. For the six-month period ended June 30, 1997, Special Fund gained 10.18%.

HOW DOES THE FUND PURSUE ITS GROWTH OBJECTIVES?

We pursue capital appreciation by building a portfolio based on three of Founders' core disciplines: small- to mid-capitalization, large-capitalization, and international stocks. Because investors often pursue the potential of these three areas through three different funds, Special may serve as a core portfolio holding for long-term investors.

WHAT WERE THE MOST SIGNIFICANT MARKET IMPACTS ON SPECIAL FUND?

Because of its diversified approach, the Fund was exposed to several market dynamics during the period. As a result, we posted positive performance, though we still under-performed the large-company marketplace.

  First, it was feared that the Federal Reserve would raise short-term interest rates to slow the economy's growth. These hikes historically have had a negative impact on the markets, so investors chose to move their assets out of small companies and into large-capitalization stocks, which have tended to be more resilient during market downturns. This wholesale move left the small-cap market generally weak.

                                 TOP 10 HOLDINGS
                                 ---------------
                      1. Data General Corporation           2.48%
                      2. Tellabs, Inc.                      2.40%
                      3. Fred Meyer, Inc.                   2.27%
                      4. Dynatech Corporation               2.18%
                      5. Associates First Capital
                         Corporation Class A                2.13%
                      6. Motorola, Inc.                     1.95%
                      7. Signature Resorts, Inc.            1.80%
                      8. ASM Lithography Holding NV         1.78%
                      9. Eli Lilly & Company                1.71%
                     10. CDW Computer Center, Inc.          1.66%

                   PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  Second, while large-capitalization stocks were favored, much of this interest was focused on the largest 10% of the stocks in the Standard & Poor's 500 Index. Because Special Fund invested in a much broader range of large-company stocks during the half, we were not able to fully reap this benefit.

  Finally, international stocks on the whole provided a lift for the Fund. Economies around the world are recovering, though slowly; and many of our holdings within these markets showed strong growth in both revenues and earnings.

WHAT STOCKS OR PORTFOLIO THEMES HAVE HELPED YOU PURSUE THE FUND'S OBJECTIVES?

As always, the Fund concentrates on finding companies whose fundamental strengths may indicate the potential for growth in earnings and, therefore, appreciation in stock price. However, in the current market we have begun looking for another characteristic: the ability to withstand a modest market reversal.

                              PORTFOLIO AT A GLANCE
                              ---------------------
                          TOTAL ASSETS: $325.6 million
                          NAV ON JUNE 30, 1997: $8.44
                          EXPENSE RATIO: 1.36%
                          INCEPTION DATE: 9/8/61

  One long-term holding that continues to meet our expectations is Tellabs, Inc., a telecommunications equipment company. When we came across this company many years ago (it was first part of Founders Frontier Fund's portfolio), it was one of a select group of companies that was taking advantage of global growth in the telecommunications industry. Today, in addition to being led by a management team with a bright vision for the future, Tellabs is in a position to take advantage of global telecom deregulation, a feature which we believe may make the stock more resilient in the face of a downturn in domestic equity markets.

  Another holding we are pleased with is Fred Meyer, which operates a chain of superstores featuring groceries, general merchandise, and apparel. While this concept has been tried by many, few have had Fred Meyer's success in all three areas. The management is very important to this firm: they're very experienced, they've made key acquisitions and they've shown how well they can deal with adversity (having recently pulled the company through a strike). Fred Meyer also has exposure to markets in the Northwest, a very vital area of the country for retailers.

                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------
                           Technology             27.2%
                           Consumer               25.6%
                           Cash & Equivalents     17.4%
                           Healthcare              9.7%
                           Capital Goods           6.2%
                           Financial               4.4%
                           Energy                  3.9%
                           Transportation          3.1%
                           Telecom Services        1.6%
                           Basic Materials         0.9%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

WHAT ARE THE PROSPECTS FOR THE REMAINDER OF THE YEAR?

All areas of the market -- including small-capitalization stocks -- stand to benefit from a continuation of the positive economic trends we've seen: low inflation, healthy economic growth, and stable interest rates. An unsung hero in this market was better-than-expected corporate earnings, which we are watching carefully. At this point, we feel that an earnings slowdown may be the greatest risk to the market's continued rise.

  Because we feel that the market may still have some surprises in store as we move through the rest of 1997, we will remain vigilant for signs of such a slowdown. But at the same time, it's more important than ever for us to continue to focus on our primary mission: finding promising growth companies from the small- to mid-cap, large-cap, and international segments of the equity marketplace.

/s/ MICHAEL HAINES
Michael Haines

/s/ DOUGLAS LOEFFLER
Douglas Loeffler, CFA
Co-Lead Portfolio Managers

FOUNDERS SPECIAL FUND                                   STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)

SHARES                                           MARKET VALUE
------                                           ------------
PREFERRED STOCKS (FOREIGN)-1.4%
SOFTWARE-1.4%
  22,600 Systeme, Anwendungen, Produkte in der
         Datenverarbeitung AG non-voting
         preferred (GE)                        $ 4,694,987
                                                ----------
TOTAL PREFERRED STOCKS
(FOREIGN)-1.4%
(COST-$3,654,509)                                4,694,987
                                                ----------
COMMON STOCKS (DOMESTIC)-59.6%
AIRLINES-1.5%
  190,525 Southwest Airlines Company             4,929,834
                                                ----------
APPAREL-0.2%
   24,975 Polo Ralph Lauren Corporation
          Class A*                                 683,691
                                                ----------
BANKING-1.5%
   26,200 BankAmerica Corporation                1,691,538
   33,750 First Union Corporation                3,121,875
                                                ----------
                                                 4,813,413
                                                ----------
BIOTECHNOLOGY-0.3%
   76,000 Bio Technology General Corporation*    1,026,000
                                                ----------
BUSINESS SERVICES-5.0%
  101,800 CDW Computer Center, Inc.*             5,395,400
  100,000 Fiserv, Inc.*                          4,462,500
  122,000 Teletech Holdings, Inc.*               3,194,875
  131,425 United States Rental, Inc.*            3,326,695
                                                ----------
                                                16,379,470
                                                ----------
COMPUTER EQUIPMENT-2.5%
  310,000 Data General Corporation*              8,060,000
                                                ----------
CONSUMER PRODUCTS-1.3%
   18,300 The Clorox Company                    $2,415,600
   27,150 Colgate-Palmolive Company              1,771,538
                                                ----------
                                                 4,187,138
                                                ----------
ENVIRONMENTAL SERVICES-2.7%
  100,000 United Waste Systems, Inc.*            4,087,500
  120,000 USA Waste Services, Inc.*              4,635,000
                                                ----------
                                                 8,722,500
                                                ----------
FINANCIAL SERVICES-3.0%
  125,000 Associates First Capital Corporation
          Class A                                6,937,500
  100,000 Nationwide Financial
          Services, Inc.                         2,656,250
                                                ----------
                                                 9,593,750
                                                ----------
HEALTHCARE SERVICES-3.1%
  114,350 Covance, Inc.*                         2,208,384
  100,000 Healthcare Compare Corporation*        5,237,500
   85,000 NCS Healthcare, Inc.*                  2,592,500
                                                ----------
                                                10,038,384
                                                ----------
LEISURE & ENTERTAINMENT-5.5%
  225,000 La Quinta Inns, Inc.                   4,921,875
  171,275 Midway Games, Inc.*                    3,661,003
  101,475 Regal Cinemas, Inc.*                   3,323,306
  170,000 Signature Resorts, Inc.*               5,865,000
                                                ----------
                                                17,771,184
                                                ----------
MANUFACTURING-0.4%
   50,000 United States Filter
          Corporation*                           1,362,500
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-1.3%
  105,000 Sybron International Corporation*      4,186,875
                                                ----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS SPECIAL FUND

SHARES                                         MARKET VALUE
------                                         ------------
OFFICE SUPPLIES & EQUIPMENT-1.6%
  175,000 U.S. Office Products Company*        $ 5,315,625
                                                ----------
OIL SERVICES-0.9%
  120,000 Global Industries Limited*             2,790,000
                                                ----------
PHARMACEUTICALS-2.4%
   28,000 Bristol-Myers Squibb Company           2,268,000
   51,000 Eli Lily & Company                     5,574,938
                                                ----------
                                                 7,842,938
                                                ----------
PUBLISHING & BROADCASTING-1.5%
  193,000 Cox Radio, Inc.*                       4,945,625
                                                ----------
RETAIL-5.9%
  150,000 Autozone, Inc.*                        3,534,375
   35,000 CVS Corporation                        1,793,750
  138,275 Claire's Stores, Inc.                  2,419,813
  143,025 Fred Meyer, Inc.*                      7,392,605
  150,000 General Nutrition Companies, Inc.*     4,181,250
                                                ----------
                                                19,321,793
                                                ----------
SEMICONDUCTORS & EQUIPMENT-4.9%
   42,650 Altera Corporation*                    2,153,825
   12,075 Intel Corporation                      1,709,367
   59,150 Maxim Integrated Products, Inc.*       3,356,763
   54,000 Texas Instruments, Inc.                4,539,375
   87,600 Xilinx, Inc.*                          4,292,400
                                                ----------
                                                16,051,730
                                                ----------
SOFTWARE-2.3%
   49,000 BMC Software, Inc.*                    2,713,375
   39,000 Microsoft Corporation*                 4,931,063
                                                ----------
                                                 7,644,438
                                                ----------

TELECOMMUNICATIONS EQUIPMENT-10.2%
  250,000 Allen Telecom, Inc.*                 $ 5,187,500
  198,700 Dynatech Corporation*                  7,103,525
   83,500 Motorola, Inc.                         6,346,000
  123,100 P Com, Inc.*                           4,031,525
   81,000 Sawtek, Inc.*                          2,713,500
  140,000 Tellabs, Inc.*                         7,805,000
                                               -----------
                                                33,187,050
                                               -----------
TRANSPORTATION-1.6%
  200,000 US Freightways Corporation             5,150,000
                                               -----------
TOTAL COMMON STOCKS
(DOMESTIC)-59.6%
(COST-$155,181,876)                            194,003,938
                                               -----------
COMMON STOCKS (FOREIGN)-21.7%
ADVERTISING-1.1%
  900,000 WPP Group (UK)                         3,692,980
                                               -----------
BASIC INDUSTRY-0.9%
1,300,000 PT Semen Gresik (ID)                   2,913,839
                                               -----------
CONSUMER PRODUCTS-1.5%
   48,000 Gucci Group NV (FR)                    3,090,000
  126,600 Tag Heuer International SA (SZ)*       1,906,913
                                               -----------
                                                 4,996,913
                                               -----------
ELECTRONICS-1.2%
   44,000 Sony Corporation (JA)                  3,842,185
                                               -----------
FOOD & BEVERAGES-0.8%
   50,000 Quilmes Industrial SA ADR
          representing one non-voting preferred
          share (AR)                               581,250
  200,000 Quilmes Industrial SA Registered (AR)  2,050,000
                                               -----------
                                                 2,631,250
                                               -----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                        MARKET VALUE
------                                        ------------
MACHINERY-1.5%
  340,000 ABB AB Series A (SW)                 $ 4,770,896
                                                 ---------
OFFICE SUPPLIES & EQUIPMENT-1.0%
   25,500 OCE Van Der Grinten NV (NE)            3,295,361
                                                 ---------
OIL & GAS-3.0%
  430,000 Gulf Canada Resources Limited (CA)*    3,574,575
  124,500 Saga Petroleum ASA Class A (NW)        2,363,913
  126,000 YPF Sociedad Anonima Sponsored ADR
          representing one Class D share (AR)    3,874,500
                                                 ---------
                                                 9,812,788
                                                 ---------
PHARMACEUTICALS-2.6%
    3,100 Novartis AG Registered (SZ)            4,963,255
      400 Roche Holding AG Dividend Right
          Certificate (SZ)                       3,623,224
                                                 ---------
                                                 8,586,479
                                                 ---------
PUBLISHING & BROADCASTING-1.8%
  375,000 Carlton Communications PLC (UK)        3,167,739
  115,500 Ver Ned Uitgeversbedr Ver Bezit NV
          (NE)                                   2,558,412
                                                 ---------
                                                 5,726,151
                                                 ---------
SEMICONDUCTORS & EQUIPMENT-1.8%
  100,000 ASM Lithography Holding
          NV (NE)*                               5,792,885
                                                 ---------
SOFTWARE-1.3%
      110 NTT Data Corporation (JA)              4,258,882
                                                 ---------

TELECOMMUNICATION SERVICES-1.6%
      250 DDI Corporation (JA)                 $ 1,848,604
  322,258 SK Telecom Limited
          Sponsored ADR (KO)                     3,242,721
                                                ----------
                                                 5,091,325
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-1.6%
   71,000 Nokia Corporation
          Sponsored ADR (FI)                     5,236,250
                                                ----------
TOTAL COMMON STOCKS
(FOREIGN)-21.7%
(COST-$61,655,830)
                                                70,648,184
                                                ----------

PRINCIPAL AMOUNT                              AMORTIZED COST
----------------                              --------------
CORPORATE SHORT-TERM NOTES-17.1%
$13,600,000 American Express Credit Corporation
           5.56% 07/03/97                     $ 13,595,799
13,900,000 Ciesco LP 5.53% 07/01/97             13,900,000
10,600,000 Ford Motor Credit Company 5.51%
           07/02/97                             10,598,378
14,500,000 Household Finance Corporation 5.57%
           07/07/97                             14,486,539
 3,000,000 Merrill Lynch & Company, Inc. 5.56%
           07/02/97                              2,999,537
                                               -----------
TOTAL CORPORATE SHORT-TERM NOTES-17.1%
(AMORTIZED COST-$55,580,253)                    55,580,253
                                               -----------
TOTAL INVESTMENTS-99.8%
(COST-$276,072,468)                            324,927,362
OTHER ASSETS & LIABILITIES-0.2%
                                                   718,582
                                               -----------
NET ASSETS-100.0%                             $325,645,944
                                               ===========

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS INTERNATIONAL EQUITY FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/97*

                         1 Year         Since Inception
                         ------         ---------------
                         20.51%             24.01%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                 MSCI World
                            International          ex U.S.           Consumer
                               Equity              Index            Price Index
                               ------              -----            -----------
12/95 ...........             $10,000             $10,000             $10,000
06/96 ...........             $11,460             $10,469             $10,208
12/96 ...........             $11,860             $10,687             $10,332
03/97 ...........             $12,291             $10,521             $10,443
06/97 ...........             $13,810             $11,886             $10,443

                               MANAGEMENT OVERVIEW

              A DISCUSSION WITH PORTFOLIO MANAGER DOUGLAS LOEFFLER

HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS?

On the whole, international markets saw good performance during the first half, with many rising to record levels. Founders International Equity Fund had a similarly good half, gaining 16.44% for the six-month period ended June 30, 1997. In comparison, its benchmark, the Morgan Stanley Capital International World ex U.S. Index, rose only 11.22% for the same period.

WHAT FACTORS IN THE INTERNATIONAL MARKETPLACE IMPACTED THE FUND'S PERFORMANCE?

As I expected, international economies saw positive, though slow, growth throughout the period, and I attribute much of the performance in foreign markets to the climate of lower interest rates that we've seen outside of the U.S. But while economic growth has been slow, market performance has been more encouraging. Many nations -- including the United Kingdom, France, and Germany -- saw their equity markets hit new highs during the first half of the year.

  The U.S. dollar also put its stamp on equity performance during the half. While it's been a generally lethargic currency for more than a decade, we saw it make a surprising run in the first half, gaining strength against currencies such as the Japanese yen and the German deutschemark. Therefore, goods produced in these countries can be sold cheaper in domestic markets. Thanks to this factor, we have seen good revenue and earnings growth in large, export-driven firms with markets in America.

                                 TOP 10 HOLDINGS
                                 ---------------
                     1. Novartis AG Registered             2.55%
                     2. Nokia Corporation Sponsored ADR    2.15%
                     3. ASM Lithography Holding NV         2.07%
                     4. Volkswagen AG non-voting
                        preferred                          2.05%
                     5. Telecomunicacoes Brasileiras
                        Sponsored ADR                      2.01%
                     6. JBA Holdings PLC                   1.83%
                     7. Sony Corporation                   1.74%
                     8. Schmalbach Lubeca AG               1.71%
                     9. Petroleum Geological Services
                        Sponsored ADR                      1.68%
                    10. PT United Tractors                 1.59%

                   PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?

International Equity Fund pursues long-term growth of capital by investing in companies with the potential for strong growth in corporate earnings, wherever they may be located abroad. While there are unique risks associated with international investing, I think this Fund may be an excellent option for those investors who are looking to diversify their portfolios overseas.

WHAT SECURITIES MET OR EXCEEDED YOUR EXPECTATIONS DURING THE HALF?

The firms I pursue generally have a potential for earnings growth that is higher than their own historical averages, higher than their industry groups, or higher than those of their local economies. Many of our holdings exhibiting these criteria have done more than simply meet expectations.

  One is JBA Holdings, a small British software developer we've owned for some time. They're in what's been a tightly competitive business; but despite that, JBA has consistently grabbed market share, and they may grow earnings by more than 40% this year alone. That's impressive when you consider that they're up against some of the giants in their industry, including companies such as Oracle and Germany's SAP.

                              PORTFOLIO AT A GLANCE

                           TOTAL ASSETS: $15.1 million
                           NAV ON JUNE 30, 1997: $13.81
                           EXPENSE RATIO: 2.00%
                           INCEPTION DATE: 12/29/95

  Another long-term holding we have been pleased with is Rofin Sinar. It's a German firm that builds equipment to generate lasers. In today's high-tech world, their products are in great demand from manufacturers of products ranging from medical devices to

CD players. This company has seen its net income rise 50% this year and its sales go up 26% for the first half of its fiscal year. We're always pleased with numbers like that.

                              PORTFOLIO COMPOSITION
                              ---------------------
                        United Kingdom          13.4%
                        Germany                  9.1%
                        Japan                    7.6%
                        Netherlands              7.6%
                        France                   6.6%
                        Switzerland              6.5%
                        Indonesia                4.4%
                        Italy                    3.9%
                        Hong Kong                3.6%
                        Norway                   3.6%
                        Argentina                3.5%
                        Finland                  3.2%
                        Sweden                   2.5%
                        Other                    9.7%
                        Cash & Equivalents      14.8%

                  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

WHERE DO YOU SEE INTERNATIONAL MARKETS HEADED FOR THE REMAINDER OF THE YEAR?

Many economies around the world seem to be awakening: the U.K. seems more vibrant than it has been for years, Japan's economy is showing signs of improvement, and vital economies are emerging in Brazil and Argentina. And with global interest rates either staying stable or trending downward, firms with strong fundamentals may have great opportunities in front of them.

  Economic growth in Pacific Rim countries on the other hand continues to decelerate, which is depressing their markets despite the fact that they're posting numbers that are still twice as high as many developed nations. And the positive markets in Europe, which have provided the Fund with so much potential recently, are now much more highly valued, making good opportunities harder to find. Given these conditions, our dedication to researching a company's fundamental strengths may be more important than ever in the months to come.

/s/ DOUGLAS LOEFFLER
Douglas Loeffler, CFA
Portfolio Manager

FOUNDERS INTERNATIONAL EQUITY FUND                      STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)

SHARES                                        MARKET VALUE
------                                        ------------
PREFERRED STOCKS (FOREIGN)-3.6%
AUTOMOTIVE-2.1%
      550 Volkswagen AG non-voting preferred
          (GE)                                   $ 309,297
                                                 ---------
SOFTWARE-1.5%
    1,100 Systeme, Anwendungen, Produkte in der
          Datenverarbeitung AG
          non-voting preferred (GE)                228,522
                                                 ---------
TOTAL PREFERRED STOCKS
(FOREIGN)-3.6%
(COST-$359,559)                                    537,819
                                                 ---------
COMMON STOCKS (FOREIGN)-81.6%
ADVERTISING-1.0%
   35,000 WPP Group (UK)                           143,617
                                                 ---------
AIRLINES-1.3%
    1,650 British Airways ADS (UK)                 189,647
                                                 ---------
BANKING-1.7%
    4,650 Banco de A. Edwards Sponsored ADR
          representing Series A (CH)                97,069
    5,000 HSBC Holdings PLC (HK)                   150,377
      625 Kookmin Bank (KO)*                        11,859
                                                 ---------
                                                   259,305
                                                 ---------
BASIC INDUSTRY-0.6%
   38,000 PT Semen Gresik (ID)                      85,174
                                                 ---------
BUSINESS SERVICES-2.9%
      500 Altran Technologies SA (FR)              163,518
   48,275 Avis Europe PLC 144A (UK)*+              109,679
    5,975 Vedior NV BDR 144A (NE)*+                158,272
                                                 ---------
                                                   431,469
                                                 ---------
CAPITAL GOODS-1.0%
    3,000 Noritsu Koki Company (JA)                148,125
                                                 ---------
CHEMICALS-1.5%
    3,975 Imperial Chemical Industries PLC ADR
          (UK)                                   $ 226,078
                                                 ---------
COMPUTER EQUIPMENT-1.1%
   10,150 Creative Technology Limited (SI)*        170,013
                                                 ---------
CONSUMER PRODUCTS-6.2%
    1,150 Christian Dior (FR)                      189,921
    3,300 Gucci Group NV (FR)                      212,438
  748,000 Solid Group, Inc. (PH)                   121,967
   14,500 Tag Heuer International SA (SZ)*         218,406
  105,400 Vtech Holdings Limited (HK)              198,632
                                                 ---------
                                                   941,364
                                                 ---------
DIVERSIFIED-0.1%
   11,000 Magnum Corporation BHD (MA)               16,560
                                                 ---------
ELECTRONICS-4.3%
    4,000 Hoya Corporation (JA)                    178,300
   11,050 Rofin Sinar Technologies, Inc. (GE)*     209,950
    3,000 Sony Corporation (JA)                    261,955
                                                 ---------
                                                   650,205
                                                 ---------
FINANCIAL SERVICES-2.1%
    2,800 Banco Latinoamericano de
          Exportaciones SA Class E (PA)            120,750
  110,000 Credito Italiano SPA (IT)                201,058
                                                 ---------
                                                   321,808
                                                 ---------
FOOD & BEVERAGES-2.0%
      150 Nestle SA Registered (SZ)                198,169
    9,000 Quilmes Industrial SA ADR
          representing one non-voting preferred
          share (AR)                               104,625
                                                 ---------
                                                   302,794
                                                 ---------

* NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS INTERNATIONAL EQUITY FUND

SHARES                                       MARKET VALUE
------                                       ------------
INSURANCE-0.7%
   20,000 Norwich Union PLC
          144A (UK)*+                            $ 106,358
                                                 ---------
LEISURE & ENTERTAINMENT-2.1%
   60,000 Ladbroke Group PLC (UK)                  234,700
   20,900 Village Roadshow Limited (AU)             75,470
                                                 ---------
                                                   310,170
                                                 ---------
MACHINERY-6.5%
   16,000 ABB AB Series A (SW)                     224,513
   18,000 First Tractor Company Limited Class H
          (HK)*                                     11,849
    3,700 Konecranes International Corporation
          (FI)                                     162,412
    4,825 Kverneland ASA (NW)                      131,159
      475 Mannesmann AG (GE)                       211,807
   65,000 PT United Tractors (ID)                  240,592
                                                 ---------
                                                   982,332
                                                 ---------
OFFICE SUPPLIES & EQUIPMENT-1.5%
    1,700 OCE Van Der Grinten NV (NE)              219,691
                                                 ---------
OIL & GAS-3.6%
    5,400 Gulf Canada Resources
          Limited (CA)*                             44,888
    8,200 Saga Petroleum ASA Class A (NW)*         155,690
    1,850 Total SA Sponsored ADR (FR)               93,656
    8,000 YPF Sociedad Anonima Sponsored ADR
          representing one Class D share (AR)      246,000
                                                 ---------
                                                   540,234
                                                 ---------
OIL SERVICES-1.7%
    5,200 Petroleum Geological Services
          Sponsored ADR (NW)*                      254,150
                                                 ---------
PACKAGING-1.7%
    1,150 Schmalbach Lubeca AG (GE)                258,049
                                                 ---------

PHARMACEUTICALS-4.7%
      240 Novartis AG Registered (SZ)            $ 384,252
       20 Roche Holding AG Dividend
          Right Certificate (SZ)                   181,161
    2,000 Schwarz Pharma AG (GE)                   150,925
                                                 ---------
                                                   716,338
                                                 ---------
PUBLISHING & BROADCASTING-3.5%
   21,000 Carlton Communications PLC (UK)          177,391
      500 Pathe SA (FR)                             99,294
    8,250 Ver Ned Uitgeversbedr Ver
          Bezit NV (NE)                            182,743
      600 Wolters Kluwer NV (NE)                    73,190
                                                 ---------
                                                   532,618
                                                 ---------
RESTAURANTS-1.2%
    8,025 J D Wetherspoon PLC (UK)                 181,993
                                                 ---------
RETAIL-6.1%
   26,800 Bulgari SPA (IT)                         151,523
   20,600 Dixons Group PLC (UK)                    160,123
      575 Guilbert SA (FR)                          81,462
    5,000 Laox Company Limited (JA)                 70,384
   18,400 Next PLC (UK)                            207,862
   74,000 PT Matahari Putra Prima (ID)             149,126
  300,000 Sa Sa International Holdings Limited
          (HK)*                                     97,777
                                                 ---------
                                                   918,257
                                                 ---------
SEMICONDUCTORS & EQUIPMENT-3.1%
    5,350 ASM Lithography Holding NV (NE)          311,972
    2,000 SGS-Thomson Microelectronics NV (FR)*    160,000
                                                 ---------
                                                   471,972
                                                 ---------
SOFTWARE-6.0%
    3,000 Baan Company NV (NE)*                    206,438
   19,000 JBA Holdings PLC (UK)                    276,715
    6,000 Konami Company (JA)                      224,452
        5 NTT Data Corporation (JA)                193,610
                                                 ---------
                                                   901,215
                                                 ---------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                       MARKET VALUE
------                                       ------------
TELECOMMUNICATION SERVICES-9.5%
    7,000 Cellular Communications
          International, Inc. (IT)*             $  229,250
    4,000 Compania Anonima Nacional Telefonos
          Sponsored ADR representing seven
          Class D shares (VZ)                      172,500
       10 DDI Corporation (JA)                      73,944
   11,250 Netcom Systems AB Class B (SW)*          158,588
   10,759 SK Telecom Limited Sponsored ADR (KO)    108,262
    2,600 Telecel Comunicacoes Pessoais 144A
         (PO)*                                     215,939
    2,000 Telecomunicacoes Brasileiras
          Sponsored ADR (BR)                       303,500
    5,000 Telefonica de Argentina SA ADR
          representing ten Class B ordinary
          shares (AR)                              173,125
                                                ----------
                                                 1,435,108
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-3.4%
    4,400 Nokia Corporation Sponsored ADR (FI)     324,500
    6,425 Perusahaan Perseroan Persero
          Indonesian Satellite Corporation
          Sponsored ADR (ID)                       192,348
                                                ----------
                                                   516,848
                                                ----------
UTILITIES-0.5%
  181,200 Beijing Datang Power Generation
          Company 144A (HK)*                        83,616
                                                ----------
TOTAL COMMON STOCKS
(FOREIGN)-81.6%
(COST-$10,795,684)                              12,315,108
                                                ----------
CORPORATE SHORT-TERM NOTES-10.6%
 $476,000 American Express Credit Corporation
          5.50% 07/01/97                        $  476,000
  585,000 Ford Motor Credit Company 5.58%
          07/02/97                                 584,909
  540,000 Household Finance Corporation 5.58%
          07/03/97                                 539,833
                                                ----------
TOTAL CORPORATE SHORT-TERM NOTES-10.6%
(AMORTIZED COST-$1,600,742)                      1,600,742
                                                ----------
TOTAL INVESTMENTS-95.8%
(COST-$12,755,985)                              14,453,669

OTHER ASSETS & LIABILITIES-4.2%                    631,249
                                                ----------
NET ASSETS-100.0%                              $15,084,918
                                                ==========
* NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS WORLDWIDE GROWTH FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/97*

                     1 Year       5 Year      Since Inception
                     ------       ------      ---------------
                     13.26%       14.91%          14.84%

               *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                       Founders         MSCI            Lipper         Consumer
                      Worldwide         World           Global          Price
                     Growth Fund        Index         Fund Index        Index
                      ----------      ----------      ----------      ----------
12/31/89 .......      $   10,000      $   10,000      $   10,000      $   10,000
06/30/90 .......      $   11,050      $    9,257      $   10,316      $   10,301
06/28/91 .......      $   11,797      $    9,386      $    9,732      $   10,785
06/30/92 .......      $   14,090      $    9,496      $   11,032      $   11,119
06/30/93 .......      $   15,082      $   10,806      $   12,106      $   11,452
06/30/94 .......      $   17,701      $   11,845      $   14,024      $   11,736
06/30/95 .......      $   20,742      $   13,076      $   15,220      $   12,094
06/30/96 .......      $   24,922      $   15,404      $   17,849      $   12,427
06/30/97 .......      $   28,226      $   18,927      $   21,515      $   12,713

                               MANAGEMENT OVERVIEW

               A DISCUSSION WITH PORTFOLIO MANAGER MICHAEL GERDING

HOW DID WORLDWIDE GROWTH FUND PERFORM DURING THE FIRST HALF?

Because it is a global fund, we have the world to choose from when selecting equities for Worldwide Growth. This was a benefit during the first half of 1997, when we were able to take advantage of investment opportunities from both the surging U.S. market and also from select overseas markets. For the six-month period ended June 30, 1997, the Fund returned 10.69%.

WHAT WERE THE PRINCIPAL FACTORS AFFECTING GLOBAL MARKETS?

As in the U.S., interest rates were the center of attention around the world, but with a twist: while domestic investors had to face the possibility of higher short-term rates, many investors overseas had the advantage of rates in DECLINE. Because easier credit helps foster business expansion, many economies around the world experienced slow but steady growth, and many equity markets were pulled out of the slumps they had been in.

  The U.S. dollar continues to be a key player on the world stage, and the subject of great debate across the globe. For more than the past 10 years, it's been very weak, and since this makes goods imported into the U.S. more expensive, it's generally been negative for companies that export to this country.

                                 TOP 10 HOLDINGS
                                 ---------------
                 1. Volkswagen AG non-voting
                    preferred                          2.75%
                 2. Telecomunicacoes Brasileiras
                    Sponsored ADR                      2.55%
                 3. Marschollek, Lautenschlaeger und
                    Partner AG non-voting preferred    2.52%
                 4. Sony Corporation                   2.51%
                 5. Ladbroke Group PLC                 2.25%
                 6. YPF Sociedad Anonima Sponsored
                    ADR representing one Class D
                    share                              2.09%
                 7. OCE Van Der Grinten NV             2.05%
                 8. ASM Lithography Holding NV         1.97%
                 9. Hoya Corporation                   1.92%
                10. ABB AB Series A                    1.87%

                  PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  However, we saw a sharp reversal in this trend during the half as the dollar gained strength against some of the world's major currencies, including the Japanese yen and the German deutschemark. Thanks to this rally, several overseas exporters received welcome earnings boosts. This did have a negative effect on prices of shares owned in the Fund translated back into U.S. dollars.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

Founders Worldwide Growth seeks long-term growth of capital by pursuing investment opportunities in markets throughout the world, including the United States. Moreover, we look for the best companies available, wherever they may be located. While international investing entails unique risks, this Fund may be an option for investors who want to take advantage of opportunities from around the world, but who aren't interested in funds where some country allocation or index formula is behind the manager's choices.


                              PORTFOLIO AT A GLANCE
                              ---------------------
                            TOTAL ASSETS: $347.4 million
                            NAV ON JUNE 30, 1997: $24.12
                            EXPENSE RATIO: 1.55%
                            INCEPTION DATE: 12/31/89

WHICH SECURITIES WERE YOU MOST PLEASED WITH DURING THE HALF?

While many of our holdings performed well, there are two that I am particularly happy with. First, we have seen good returns from Telebras, Brazil's state-owned telephone company and one of the more attractive telecom issues we have found around the world. Telebras stands to benefit from continued economic growth in Brazil and the expansion of telecommunication there.

  Another stock that has done well for us is ASM Lithography, based in the Netherlands. This company's earnings have been driven by its new product for the semiconductor industry.

                              PORTFOLIO COMPOSITION
                              ---------------------
                           United States        17.5%
                           United Kingdom       10.8%
                           Germany               9.8%
                           Netherlands           9.4%
                           Japan                 9.0%
                           France                6.7%
                           Switzerland           6.2%
                           Argentina             4.1%
                           Brazil                2.6%
                           Italy                 2.0%
                           Sweden                1.9%
                           Other                10.5%
                           Cash & Equivalents    9.5%

                  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

WHAT IS YOUR OUTLOOK FOR MARKETS AROUND THE WORLD?

We continue to see low inflation and moderate economic growth in the U.S. and generally improving conditions overseas. Japan is coming out of its funk, and Latin America finally seems to be emerging from the peso crisis of a few years back. I'm encouraged by these factors, and I believe that the potential exists for stronger equities worldwide.

  However, there are some areas of concern: for example, some Pacific Rim economies are seeing slowing economic growth, though at rates still more than twice those of the U.S. In addition, as a result of strong performance in Europe, valuations are becoming less attractive. But regardless of the macroeconomic atmosphere overseas, we believe that companies with strong fundamentals will continue to outperform. We remain dedicated to finding them for the Fund.

/s/ MICHAEL GERDING
Michael Gerding, CFA
Portfolio Manager

FOUNDERS WORLDWIDE GROWTH FUND                          STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)

SHARES                                        MARKET VALUE
------                                        ------------
PREFERRED STOCKS (FOREIGN)-6.9%
AUTOMOTIVE-2.8%
   17,000 Volkswagen AG
          non-voting preferred (GE)            $ 9,560,071
                                                ----------
FINANCIAL SERVICES-2.5%
   36,825 Marschollek, Lautenschlaeger und
          Partner AG non-voting preferred (GE)   8,770,373
                                                ----------
SOFTWARE-1.6%
   27,000 Systeme, Anwendungen, Produkte in der
          Datenverabeitung AG
          non-voting preferred (GE)               5,609,063
                                                 ----------
TOTAL PREFERRED STOCKS (FOREIGN)-6.9%
(COST-$11,264,886)
                                                 23,939,507
                                                 ----------
COMMON STOCKS (DOMESTIC)-17.5%
APPAREL-2.4%
    26,025 Polo Ralph Lauren Corporation
           Class A*                                 712,434
    85,150 Warnaco Group, Inc.
           Class A                                2,714,156
   161,655 Wolverine World Wide, Inc.             4,910,271
                                                 ----------
                                                  8,336,861
                                                 ----------
AUTO PARTS & EQUIPMENT-0.7%
    64,475 Autoliv, Inc.                          2,522,584
                                                 ----------
BUSINESS SERVICES-1.7%
   131,825 Manpower, Inc.                         5,866,213
                                                 ----------
CHEMICALS-0.6%
    73,975 Morton International, Inc.             2,233,120
                                                 ----------

COMPUTER EQUIPMENT-0.4%
    39,325 Radisys Corporation*                 $ 1,538,591
                                                 ----------
ELECTRONICS-2.1%
    66,450 Emerson Electric Company               3,658,903
    43,600 The Perkin-Elmer Corporation           3,468,925
                                                 ----------
                                                  7,127,828
                                                 ----------
FOOD & BEVERAGES-0.2%
    22,250 Pepsico, Inc.                            835,766
                                                 ----------
HEALTHCARE SERVICES-4.3%
   115,475 Columbia/HCA Healthcare Corporation    4,539,611
    89,800 Phycor, Inc.*                          3,086,875
   115,050 Quorum Health Group, Inc.*             4,084,275
   106,300 Rural/Metro Corporation*               3,082,700
                                                 ----------
                                                 14,793,461
                                                 ----------
OIL & GAS-2.2%
   121,575 Apache Corporation                     3,951,188
    85,825 The Williams Companies, Inc.           3,754,844
                                                 ----------
                                                  7,706,032
                                                 ----------
RETAIL-0.8%
   143,675 Sports Authority, Inc.*                2,792,683
                                                 ----------
TELECOMMUNICATION SERVICES-1.4%
    14,875 Nynex Corporation                        857,172
   128,950 WorldCom, Inc.*                        4,118,341
                                                 ----------
                                                  4,975,513
                                                 ----------
TELECOMMUNICATIONS EQUIPMENT-0.7%
    53,650 Digital Microwave Corporation*         1,569,263
    12,225 Motorola, Inc.                           929,100
                                                 ----------
                                                  2,498,363
                                                 ----------
TOTAL COMMON STOCKS
(DOMESTIC)-17.5%
(COST-$48,863,178)                               61,227,015
                                                 ----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS WORLDWIDE GROWTH FUND

SHARES                                         MARKET VALUE
------                                         ------------
COMMON STOCKS (FOREIGN)-66.1%
ADVERTISING-1.2%
 1,000,000 WPP Group (UK)                      $ 4,103,311
                                                ----------
AIRLINES-1.0%
    29,975 British Airways ADS (UK)              3,445,252
                                                ----------
AUTOMOTIVE-0.4%
    96,000 Tata Engineering and Locomotive
           Company GDR representing one ordinary
           share (IN)*                           1,476,000
                                                ----------
BANKING-4.0%
    61,700 Banco de A. Edwards Sponsored ADR
           representing Series A (CH)            1,287,988
    48,000 Credit Suisse Group (SZ)              6,173,443
   215,000 HSBC Holdings PLC (HK)                6,466,207
                                                ----------
                                                13,927,638
                                                ----------
BASIC INDUSTRY-0.9%
 1,450,000 PT Semen Gresik (ID)                  3,250,051
                                                ----------
BUSINESS SERVICES-1.1%
   142,025 Vedior NV BDR 144A (NE)*`             3,762,108
                                                ----------
CHEMICALS-2.3%
    63,750 Imperial Chemical Industries
           PLC ADR (UK)                          3,625,781
    60,000 Potash Corporation of Saskatchewan,
           Inc. (CA)                             4,503,750
                                                ----------
                                                 8,129,531
                                                ----------
CONSUMER PRODUCTS-4.1%
    28,025 Christian Dior (FR)                   4,622,564
    69,450 Gucci Group NV (FR)                   4,470,844
    88,250 Industrie Natuzzi SPA ADR (IT)        2,261,406
   182,875 Tag Heuer International
           SA (SZ)*                              2,754,555
                                                ----------
                                                14,109,369
                                                ----------
DIVERSIFIED-0.1%
   268,750 Magnum Corporation BHD (MA)             404,583
                                                ----------
ELECTRONICS-4.4%
   150,000 Hoya Corporation (JA)                 6,686,340
   100,000 Sony Corporation (JA)                 8,731,930
                                                ----------
                                                15,418,270
                                                ----------
FINANCIAL SERVICES-2.1%
    60,650 Banco Latinoamericano de
           Exportaciones SA
           Class E (PA)                        $ 2,615,531
 2,644,000 Credito Italiano SPA (IT)             4,832,701
                                                ----------
                                                 7,448,232
                                                ----------
FOOD & BEVERAGES-1.2%
   408,000 Gruma SA de CV Class B 144A (MX)*     1,897,794
    73,010 Quilmes Industrial SA ADR
           representing one non-voting preferred
           share (AR)                              848,741
   122,020 Quilmes Industrial SA Registered (AR) 1,250,705
                                                ----------
                                                 3,997,240
                                                ----------
INSURANCE-0.7%
   446,900 Norwich Union PLC
           144A (UK)*+                           2,376,574
                                                ----------
LEISURE & ENTERTAINMENT-2.8%
 2,000,375 Ladbroke Group PLC (UK)               7,824,671
    33,711 Polygram NV ADR (NE)                  1,814,073
                                                ----------
                                                 9,638,744
                                                ----------
MACHINERY-3.4%
   464,000 ABB AB Series A (SW)                  6,510,870
    12,025 Mannesmann AG (GE)                    5,362,051
                                                ----------
                                                11,872,921
                                                ----------
OFFICE SUPPLIES & EQUIPMENT-2.1%
    55,000 OCE Van Der Grinten NV (NE)           7,107,640
                                                ----------
OIL & GAS-3.6%
    50,000 Repsol SA Sponsored
           ADR (SP)                              2,119,838
    59,405 Total SA Sponsored
           ADR (FR)                              3,007,378
   236,000 YPF Sociedad Anonima
           Sponsored ADR
           representing one Class D
           share (AR)                            7,257,000
                                                ----------
                                                12,384,216
                                                ----------
40

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
------                                         ------------
OIL SERVICES-0.7%
   48,000 Petroleum Geological Services
          Sponsored ADR (NW)*                  $ 2,346,000
                                                ----------
PHARMACEUTICALS-4.8%
    3,800 Novartis AG Registered (SZ)            6,083,993
      700 Roche Holding AG Dividend Right
          Certificate (SZ)                       6,340,648
   60,000 Schwarz Pharma AG (GE)                 4,527,741
                                                ----------
                                                16,952,382
                                                ----------
PUBLISHING & BROADCASTING-4.8%
  686,175 Carlton Communications PLC (UK)        5,796,169
   16,175 Pathe SA (FR)                          3,212,159
  230,250 Ver Ned Uitgeversbedr Ver Bezit NV
          (NE)                                   5,100,215
   21,300 Wolters Kluwer NV (NE)                 2,598,224
                                                ----------
                                                16,706,767
                                                ----------
RETAIL-3.8%
  650,000 Dixons Group PLC (UK)                  5,052,430
   19,150 Guilbert SA (FR)                       2,709,618
  480,000 Next PLC (UK)                          5,422,516
                                                ----------
                                                13,184,564
                                                ----------
SEMICONDUCTORS & EQUIPMENT-3.5%
  117,550 ASM Lithography Holding NV (NE)*       6,854,634
   66,075 SGS-Thomson
          Microelectronics NV (FR)*              5,286,000
                                                ----------
                                                12,140,634
                                                ----------
SOFTWARE-5.4%
   77,450 Baan Company NV (NE)*                  5,329,528
  166,000 Konami Company (JA)                    6,209,913
      150 NTT Data Corporation (JA)              5,807,465
   28,200 Square Company Limited (JA)            1,393,506
                                                ----------
                                                18,740,412
                                                ----------
TELECOMMUNICATION SERVICES-7.0%
   97,625 Compania Anonima Nacional Telefonos
          Sponsored ADR representing seven
          Class D shares (VZ)                  $ 4,210,078
      350 DDI Corporation (JA)                   2,588,032
  349,491 SK Telecom Limited Sponsored ADR (KO)  3,516,753
   58,400 Telecomunicacoes Brasileiras
          Sponsored ADR (BR)                     8,862,200
  145,000 Telefonica de Argentina SA ADR
          representing ten Class B
          ordinary shares (AR)                   5,020,625
                                                ----------
                                                24,197,688
                                                ----------
UTILITIES-0.7%
 5,180,000 Beijing Datang Power Generation
           Company 144A (HK)*+                   2,390,347
                                               -----------
TOTAL COMMON STOCKS
(FOREIGN)-66.1%
(COST-$177,575,037)                            229,510,474
                                               -----------

PRINCIPAL VALUE                               AMORTIZED COST
---------------                               --------------
CORPORATE SHORT-TERM NOTES-7.7%
$10,400,000 American Express Credit Corporation
           6.00% 07/02/97                     $ 10,398,267
16,200,000 Ford Motor Credit Company 5.58%
           07/01/97                             16,200,000
                                               -----------

TOTAL CORPORATE
SHORT-TERM NOTES-7.7%
(AMORTIZED COST-$26,598,267)                    26,598,267
                                               -----------
TOTAL INVESTMENTS-98.2%
(COST-$264,301,368)                            341,275,263
                                               -----------
OTHER ASSETS & LIABILITIES-1.8%                  6,101,714
                                               -----------
NET ASSETS-100.0%                             $347,376,977
                                               ===========

* NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS GROWTH FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/97*

                    1 Year    5 Year    10 Years     20 Years
                    ------    ------    --------     --------
                     22.45%    23.11%     15.55%     17.61%

               *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                   Lipper Growth     Consumer
                   Growth         S&P 500 Index     Fund Index      Price Index
                   ------         -------------     ----------      -----------
6/87 .......       $10,000          $10,000          $10,000          $10,000
6/88 .......       $ 8,893          $ 9,308          $ 9,537          $10,393
6/89 .......       $11,344          $11,216          $11,225          $10,930
6/90 .......       $12,720          $13,061          $12,705          $11,441
6/91 .......       $13,035          $14,021          $13,365          $11,979
6/92 .......       $15,009          $15,901          $15,214          $12,350
6/93 .......       $20,057          $18,055          $17,732          $12,719
6/94 .......       $19,474          $18,318          $18,032          $13,035
6/95 .......       $25,836          $23,091          $22,204          $13,433
6/96 .......       $34,663          $29,090          $26,790          $13,803
6/97 .......       $42,444          $39,170          $33,643          $14,120

                              MANAGEMENT OVERVIEW

                A DISCUSSION WITH PORTFOLIO MANAGER EDWARD KEELY

HOW DID GROWTH FUND PERFORM OVER THE COURSE OF THE FIRST HALF?

The higher-capitalization end of the stock market saw strong appreciation during the opening months of the year. In this environment, Founders Growth Fund advanced by 18.27% for the six-month period ended June 30, 1997. The Fund only slightly underperformed the Standard & Poor's 500 Index, a good proxy for the broad stock market, which returned 20.54% for the period.

WHAT WERE THE PREDOMINANT FACTORS IN THE FUND'S MARKET?
Interest rates were the primary factor, without a doubt. As we saw throughout the year, investors chose to move assets to the stocks of larger, more liquid companies. The impetus for this move was fear of interest-rate hikes by the Federal Reserve, which have historically been bad for the market in general. But the Fed chose to raise rates only once (which surprised many market watchers), and because of this, investors were left with increased confidence that economic growth and inflation were under control, and that a hike probably wasn't to be expected in the immediate future.

                                 TOP 10 HOLDINGS
                                 ---------------
                  1. Xilinx, Inc.                          3.41%
                  2. Bristol-Myers Squibb Company          2.31%
                  3. Warner-Lambert Company                2.25%
                  4. Motorola, Inc.                        2.18%
                  5. General Electric Company              2.17%
                  6. Smithkline Beecham PLC ADR Class A    1.99%
                  7. BankAmerica Corporation               1.80%
                  8. First Union Corporation               1.79%
                  9. Xerox Corporation                     1.74%
                 10. Altera Corporation                    1.47%

                   PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  For the past six months, investors poured money into large-capitalization stocks, both directly and through large-cap and index mutual funds. At first, these stocks were in demand because they were considered more likely to weather a market downturn, given their financial conditions and consistent business.

  However, many large companies have also been blessed with excellent revenue and earnings growth, facts which helped continue to draw money to, and therefore boost performance of, these issues. Regardless of the nature of the rise, Growth Fund was in some measure the beneficiary of this trend.

WHAT IS THE FUND'S GROWTH STRATEGY?

Growth Fund looks to invest in the stocks of mid- to large-capitalization companies whose fundamental strengths indicate the potential to post growth in earnings per share. I think that the Fund may be appropriate for investors who want access to this potential, but who also have the longer investment time horizons necessary to see that potential unfold.

                              PORTFOLIO AT A GLANCE
                              ---------------------
                           TOTAL ASSETS: $1.45 billion
                           NAV ON JUNE 30, 1997: $18.77
                           EXPENSE RATIO: 1.20%
                           INCEPTION DATE: 1/5/62

WHAT SECURITIES OR PORTFOLIO MOVEMENTS WERE KEY TO THE FUND'S PERFORMANCE?

I'd say that several securities in the portfolio performed up to and above our expectations. One of my favorites is Warner-Lambert, a pharmaceutical and consumer products company with a great product-development pipeline. Warner-Lambert recently released a new cholesterol-reducing drug called Lipitor, which has taken the medical world by storm and captured nearly 20% of its market in just a few months. It's a great company with other new products and excellent revenue potential.

  I'm also pleased with the performance of high-tech firm Motorola. For a long time, I think it's been unfairly judged as uncompetitive. But times have changed: Motorola has seen the recovery of its semiconductor division and promising sales of its cellular phones. These factors, coupled with new management at the helm and a greater emphasis on investor relations, give me hope that the company will continue to excel in the future.

                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------
                           Technology             27.3%
                           Healthcare             17.9%
                           Consumer               17.8%
                           Financial              15.7%
                           Cash & Equivalents     10.8%
                           Capital Goods           5.1%
                           Energy                  2.4%
                           Telecom Services        1.6%
                           Basic Materials         1.4%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

WHAT WILL YOU BE LOOKING FOR FROM THE MARKET OVER THE REMAINDER OF THE YEAR?

On the whole, I'd have to say that mid- and large-capitalization companies are as profitable as they have ever been, and that the earnings growth rates we've seen have been superb. Many businesses have enhanced their profitability through cost-cutting and increases in efficiency. But that can be dangerous: if a company has no more fat to cut, it may be vulnerable if the buying trends of its consumers change.

  Founders believes that the companies with the best long-term potential are those with the fundamental strengths to see consistent growth in corporate earnings. By searching for firms with dominant market positions, talented management, and innovative products, we hope to find companies that may see growth in almost any market condition.

/s/ EDWARD KEELY
Edward Keely, CFA
Portfolio Manager

FOUNDERS GROWTH FUND                                    STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)

SHARES                                         MARKET VALUE
------                                         ------------
COMMON STOCKS (DOMESTIC)-78.1%
AEROSPACE-1.6%
  111,000 Boeing Company                       $ 5,889,938
  600,000 Gulfstream Aerospace Corporation*     17,700,000
                                                ----------
                                                23,589,938
                                                ----------
BANKING-5.4%
  403,900 BankAmerica Corporation               26,076,794
   40,000 Bankers Trust New York Corporation     3,480,000
  114,000 Citicorp                              13,744,125
  280,375 First Union Corporation               25,934,688
  183,000 Mellon Bank Corporation                8,257,875
                                                ----------
                                                77,493,482
                                                ----------
BUSINESS SERVICES-0.8%
  264,950 Fiserv, Inc.*                         11,823,394
                                                ----------
COMPUTER EQUIPMENT-2.0%
   73,350 Compaq Computer Corporation*           7,287,488
  210,000 Hewlett-Packard Company               11,760,000
  230,000 Storage Technology Corporation*       10,235,000
                                                ----------
                                                29,282,488
                                                ----------
COMPUTER NETWORKING-1.0%
  150,000 3Com Coporation*                       6,740,625
  126,625 Cisco Systems, Inc.*                   8,499,703
                                                ----------
                                                15,240,328
                                                ----------
CONSUMER PRODUCTS-7.7%
   89,850 The Clorox Company                    11,860,200
  728,225 Dial Corporation                      11,378,516
  150,000 Gillette Company                      14,212,500
  260,000 Maytag Corporation                     6,792,500
  390,000 Philip Morris Companies, Inc.         17,306,250
  105,000 Proctor & Gamble Company              14,831,250
  472,300 RJR Nabisco Holdings Corporation      15,585,900
  500,000 Sunbeam Corporation                   18,875,000
                                                ----------
                                               110,842,116
                                                ----------

DIVERSIFIED-0.6%
  220,000 Cognizant Corporation                $ 8,910,000
                                                ----------
ELECTRONICS-2.2%
  480,000 General Electric Company              31,380,000
                                                ----------
FINANCIAL SERVICES-4.8%
  326,575 Associates First Capital Corporation
         Class A                                18,124,913
  355,000 Federal National Mortgage Association 15,486,875
  284,025 Great Western Financial Corporation   15,266,344
  160,575 Student Loan Marketing Association    20,393,025
                                                ----------
                                                69,271,157
                                                ----------
FOOD & BEVERAGES-3.7%
  314,000 The Coca-Cola Company                 21,195,000
  721,200 Coca-Cola Enterprises, Inc.           16,587,600
  430,000 Pepsico, Inc.                         16,151,875
                                                ----------
                                                53,934,475
                                                ----------
HEALTHCARE SERVICES-2.9%
  417,675 Columbia/HCA Healthcare Corporation   16,419,848
  325,000 Phycor, Inc.*                         11,171,875
  277,000 United Healthcare Corporation         14,404,000
                                                ----------
                                                41,995,723
                                                ----------
INSURANCE-5.4%
  208,000 Allstate Corporation                  15,184,000
   72,500 Cigna Corporation                     12,868,750
  280,000 Everest Reinsurance
          Holdings, Inc.                        11,095,000
  140,000 Hartford Financial Services Group,
          Inc.                                  11,585,000
  139,000 Hartford Life, Inc. Class A*           5,212,500
  118,550 Marsh & McLennan Companies, Inc.       8,461,506
  164,900 The Progressive Corporation           14,346,300
                                                ----------
                                                78,753,056
                                                ----------
MANUFACTURING-0.6%
  192,000 Crane Company                          8,028,000
                                                ----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS GROWTH FUND

SHARES                                         MARKET VALUE
------                                         ------------
MEDICAL SUPPLIES & EQUIPMENT-3.4%
  400,000 C.R. Bard, Inc.                     $ 14,525,000
  196,000 Johnson & Johnson                     12,617,500
   75,000 Medtronic, Inc.                        6,075,000
  454,200 Stryker Corporation                   15,897,000
                                              ------------
                                                49,114,500
                                              ------------
OFFICE SUPPLIES & EQUIPMENT-1.7%
  320,000 Xerox Corporation                     25,240,000
                                              ------------
OIL & GAS-0.8%
  120,000 Exxon Corporation                      7,380,000
  112,800 Tosco Corporation                      3,376,950
                                              ------------
                                                10,756,950
                                              ------------
OIL SERVICES-1.6%
   39,800 Cooper Cameron Corporation*            1,860,650
  178,000 Santa Fe International Corporation*    6,052,000
  124,000 Schlumberger Limited                  15,500,000
                                              ------------
                                                23,412,650
                                              ------------
PAPER & FOREST PRODUCTS-0.7%
  290,000 James River Corporation               10,730,000
                                              ------------
PHARMACEUTICALS-8.1%
  227,000 American Home Products Corporation    17,365,500
  412,000 Bristol-Myers Squibb Company          33,372,000
  163,000 Eli Lilly & Company                   17,817,938
  161,000 Merck & Company                       16,645,688
  262,000 Warner-Lambert Company                32,553,500
                                              ------------
                                               117,754,626
                                              ------------
PUBLISHING &
BROADCASTING-1.6%
  125,000 Gannett Company, Inc.                 12,343,750
  214,500 Time Warner, Inc.                     10,349,625
                                              ------------
                                                22,693,375
                                              ------------
RETAIL-1.0%
  218,750 Consolidated Stores Corporation     $  7,601,563
   30,000 Nordstrom, Inc.                        1,470,000
  170,000 Wal-Mart Stores, Inc.                  5,748,125
                                              ------------
                                                14,819,688
                                              ------------
SEMICONDUCTORS &
EQUIPMENT-10.4%
  420,550 Altera Corporation*                   21,237,775
  156,200 Atmel Corporation*                     4,373,600
  112,200 Intel Corporation                     15,883,313
  724,875 Lam Research Corporation*             26,865,680
  293,925 Maxim Integrated
         Products, Inc.*                        16,680,244
  517,375 National Semiconductor
         Corporation*                           15,844,609
1,006,750 Xilinx, Inc.*                         49,330,750
                                              ------------
                                               150,215,971
                                              ------------
SOFTWARE-3.2%
  165,325 BMC Software, Inc.*                    9,154,872
  163,000 Microsoft Corporation*                20,609,313
  299,125 PeopleSoft, Inc.*                     15,778,844
                                              ------------
                                                45,543,029
                                              ------------
SUPERMARKETS-0.9%
  350,000 Albertson's, Inc.                     12,775,000
                                              ------------
TELECOMMUNICATION SERVICES-0.2%
   92,900 U.S. West, Inc.                        3,501,169
                                              ------------
TELECOMMUNICATIONS EQUIPMENT-5.8%
  320,000 Ascend Communication, Inc.*           12,560,000
  255,000 Lucent Technologies, Inc.             18,375,938
  415,075 Motorola, Inc.                        31,545,700
  375,725 Tellabs, Inc.*                        20,946,669
                                              ------------
                                                83,428,307
                                              ------------
TOTAL COMMON STOCKS
(DOMESTIC)-78.1%
(COST-$918,679,642)                          1,130,529,422
                                              ------------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                            MARKET
------                                            ------
COMMON STOCKS (FOREIGN)-10.3%
AUTOMOTIVE-1.2%
   22,800 Volkswagen AG (GE)                  $ 17,493,081
                                               -----------
BUILDING MATERIALS-0.7%
  125,000 Hunter Douglas NV (NE)                10,654,315
                                               -----------
CHEMICALS-0.7%
  165,000 Imperial Chemical Industries PLC ADR
          (UK)                                   9,384,375
                                               -----------
ELECTRONICS-0.7%
  150,000 Philips Electronics NV ADR (NE)       10,781,250
                                               -----------
OFFICE SUPPLIES & EQUIPMENT-0.5%
   60,000 OCE Van Der Grinten
          NV (NE)                                7,753,790
                                               -----------
PHARMACEUTICALS-3.3%
  106,666 Astra AB Series A (SW)                 1,986,460
   10,800 Novartis AG Registered (SZ)           17,291,356
  315,000 Smithkline Beecham PLC ADR Class A
          (UK)                                  28,861,875
                                               -----------
                                                48,139,691
                                               -----------
TELECOMMUNICATION SERVICES-1.4%
      600 DDI Corporation (JA)                   4,436,649
  100,800 Telecomunicacoes Brasileiras
          Sponsored ADR (BR)                    15,296,400
                                               -----------
                                                19,733,049
                                               -----------
TELECOMMUNICATIONS EQUIPMENT-1.8%
  197,825 Nokia Corporation Sponsored ADR (FI)  14,589,594
  275,000 Telefonaktiebolaget LM Ericsson
          Company ADR Class B (SW)              10,828,125
                                               -----------
                                                25,417,719
                                               -----------
COMMON STOCKS
(FOREIGN)-10.3%
(COST-$107,384,803)                            149,357,270
                                               -----------
CORPORATE SHORT-TERM NOTES-9.5%
$41,600,000 American Express Credit
           Corporation 5.50% 07/01/97         $ 41,600,000
47,500,000 Ford Motor Credit Company
           5.75% 07/03/97                       47,484,826
48,300,000 Merrill Lynch & Company, Inc.
           5.56% 07/02/97                       48,292,540
                                             -------------
CORPORATE SHORT-TERM NOTES-9.5%
(AMORTIZED COST-$137,377,366)                  137,377,366
                                             -------------
TOTAL INVESTMENTS-97.9%
(COST-$1,163,441,811)                        1,417,264,058

OTHER ASSETS & LIABILITIES-2.1%
                                                30,171,795
                                             -------------
NET ASSETS-100.0%                           $1,447,435,853
                                             =============

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/97*

                    1 Year    5 Year    10 Years    20 Years
                    ------    ------    --------    --------
                     21.29%    17.77%     12.83%     13.64%

               *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                  Lipper Growth
                                                    and Income        Consumer
                  Blue Chip      S&P 500 Index      Fund Index      Price Index
                  ---------      -------------      ----------      -----------
6/87 .......       $10,000          $10,000          $10,000          $10,000
6/88 .......       $ 8,709          $ 9,308          $ 9,712          $10,393
6/89 .......       $10,991          $11,216          $11,470          $10,930
6/90 .......       $13,160          $13,061          $12,515          $11,441
6/91 .......       $13,779          $14,021          $13,252          $11,979
6/92 .......       $14,762          $15,901          $15,029          $12,350
6/93 .......       $16,772          $18,055          $17,487          $12,719
6/94 .......       $17,641          $18,318          $18,172          $13,035
6/95 .......       $21,264          $23,091          $21,711          $13,433
6/96 .......       $27,573          $29,090          $26,460          $13,803
6/97 .......       $33,444          $39,170          $34,135          $14,120

                               MANAGEMENT OVERVIEW

                 A DISCUSSION WITH PORTFOLIO MANAGER BRIAN KELLY

HOW DID THE BLUE CHIP FUND PERFORM DURING THE FIRST HALF OF 1997?

The opening months of the year were quite positive for large-capitalization stocks in general, due to both strong earnings potential and a high degree of investor interest in this area of the market. In this environment, the Fund gained 13.42% for the six-month period ended June 30, 1997.

WHAT FACTORS IMPACTED THE FUND'S PERFORMANCE SO FAR THIS YEAR?

Like most market watchers, I felt that investor behavior over the past six months followed a very familiar theme: people were concerned about short-term interest rates, driving them to seek liquidity and relative stability in the stocks of larger companies, such as those Blue Chip invests in. As this pattern unfurled, the increased demand for large-cap stocks drove prices upward. I also saw a self-fulfilling quality in this activity. Because the cash flows translated into performance for these larger issues, they drew more investor attention, then more investor dollars, all of which brought about more performance.

                                 TOP 10 HOLDINGS
                                 ---------------
                      1. Novartis AG Registered             3.96%
                      2. Agrium, Inc.                       3.42%
                      3. Glaxo Wellcome PLC ADR             3.05%
                      4. Nestle SA Registered               2.99%
                      5. RJR Nabisco Holdings Corporation   2.97%
                      6. Atlantic Richfield and Company     2.89%
                      7. Philip Morris Companies, Inc.      2.83%
                      8. U.S. West, Inc.                    2.68%
                      9. General Electric Company           2.47%
                     10. Merck & Company                    2.32%

                   PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

WHAT ARE THE FUND'S GROWTH OBJECTIVES?

Blue Chip Fund seeks long-term growth of capital and income by investing in the stocks of large-capitalization companies with attractive dividend yields that we feel possess the ability to post strong growth in earnings per share. It may be an excellent choice for investors who want both dividend income and exposure to fundamentally strong companies from the large-capitalization marketplace.

WHAT SECURITIES OR PORTFOLIO THEMES WERE MOST IMPORTANT TO THE FUND'S
PERFORMANCE?

During the first half, the Fund's exposure to equities helped it to take advantage of the market's strength. While high valuations presented me with some difficulty in finding new names, I found several firms with strong fundamentals that appeared to be in continued demand by the market, despite their high prices.

                              PORTFOLIO AT A GLANCE
                              ---------------------
                           TOTAL ASSETS: $566.2 million
                           NAV ON JUNE 30, 1997: $8.20
                           EXPENSE RATIO: 1.16%
                           INCEPTION DATE: 7/5/38

  While I pursued several new opportunities, many of our long-term holdings continued to provide the Fund with growth. These included Nynex, a "Baby Bell" that is engaged in a promising merger with Bell Atlantic, another provider of local telephone service. This marriage will create one of the largest local-service providers in the country, with a market that ranges from the northern tip of New England to the Mid-Atlantic states.

  Another holding we have been pleased with is Bristol-Myers Squibb, a pharmaceutical firm. I met face to face with this company's management team and was impressed with their vision for a consistent growth strategy. The company has great fundamental strength and a market-beating dividend yield, and just happens to be competitive in one of the healthiest and most vibrant industries around.

                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------
                           Healthcare             20.5%
                           Consumer               13.2%
                           Energy                 11.4%
                           Basic Materials        10.8%
                           Cash & Equivalents     13.4%
                           Technology              7.3%
                           Financial               7.0%
                           Telecom Services        6.6%
                           Capital Goods           4.8%
                           Utilities               3.2%
                           Transportation          1.8%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


WHAT DO YOU EXPECT FROM LARGE-CAPITALIZATION STOCKS FOR THE BALANCE OF THE YEAR?

We have seen little evidence of either inflationary pressures or an overheating economy; therefore, we believe that it is unlikely that the Fed will choose to raise interest rates in the near term. In addition, I think that, absent declining cash flows into large-cap stocks, even a decline in earnings won't deliver a crushing blow to the market.

  However, the unprecedented valuation levels of the market give us a reason to be cautious-- the market may yet respond negatively to a catalyst other than interest rates, though only time will tell what this unanticipated event may be.

  While we will be vigilant for shifts in the market, we will be equally vigilant for the best long-term growth potential the large-cap market has to offer. However, investors should realize that, given the market's incredible run, that potential may not result in the stellar appreciation large-cap stocks produced in the first half of the year.

/s/ BRIAN KELLY
Brian Kelly
Portfolio Manager

FOUNDERS BLUE CHIP FUND                                 STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)

SHARES                                         MARKET VALUE
------                                         ------------
COMMON STOCKS (DOMESTIC)-61.4%
AEROSPACE-1.3%
   47,400 Boeing Company                       $ 2,515,163
   31,100 Lockheed Martin Corporation            3,220,794
   16,800 Northrop Gruman Corporation            1,475,250
                                                ----------
                                                 7,211,207
                                                ----------
AGRICULTURE-0.7%
   20,000 Archer Daniels Midland Company           470,000
   44,200 Pioneer Hi-Bred International, Inc.    3,536,000
                                                ----------
                                                 4,006,000
                                                ----------
AUTO PARTS & EQUIPMENT-0.4%
   53,600 Echlin, Inc.                           1,929,600
                                                ----------
BANKING-0.6%
   79,550 Mellon Bank Corporation                3,589,694
                                                ----------
BIOTECHNOLOGY-0.3%
   28,400 Amgen, Inc.*                           1,648,975
                                                ----------
CHEMICALS-4.1%
  179,200 Arco Chemical Company                  8,523,200
   32,200 The Dow Chemical Company               2,805,425
   69,350 E.I. du Pont de Nemours
          and Company                            4,360,381
   37,425 IMC Global, Inc.                       1,309,875
  147,000 Millenium Chemical, Inc.               3,344,250
   66,775 Monsanto Company                       2,875,498
                                                ----------
                                                23,218,629
                                                ----------
COMPUTER EQUIPMENT-1.3%
  107,300 Hewlett-Packard Company                6,008,800
   30,700 Sun Microsystems, Inc.*                1,141,656
                                                ----------
                                                 7,150,456
                                                ----------

COMPUTER NETWORKING-0.6%
   36,300 3Com Corporation*                     $1,631,231
   27,000 Cisco Systems, Inc.*                   1,812,375
                                                ----------
                                                 3,443,606
                                                ----------
CONSUMER PRODUCTS-7.1%
   23,700 Gillette Company                       2,245,575
  101,600 Kimberly Clark Corporation             5,054,600
  361,200 Philip Morris Companies, Inc.         16,028,250
  509,300 RJR Nabisco Holdings Corporation      16,806,900
                                                ----------
                                                40,135,325
                                                ----------
ELECTRONICS-2.8%
   15,600 Coherent, Inc.*                          695,175
  213,800 General Electric Company              13,977,175
   29,250 General Signal Corporation             1,276,031
                                                ----------
                                                15,948,381
                                                ----------
FINANCIAL SERVICES-0.5%
    7,700 American Express Company                 573,650
   48,900 Federal National Mortgage Association  2,133,263
                                                ----------
                                                 2,706,913
                                                ----------
FOOD & BEVERAGES-3.5%
   42,400 Anheuser-Busch Companies, Inc.         1,778,150
   33,400 CPC International, Inc.                3,083,238
  144,000 The Coca-Cola Company                  9,720,000
   96,400 Pepsico, Inc.                          3,621,025
   33,700 The Quaker Oats Company                1,512,288
                                                ----------
                                                19,714,701
                                                ----------
HEALTHCARE SERVICES-1.5%
   27,000 Alza Corporation*                        783,000
  109,400 Columbia/HCA Healthcare Corporation    4,300,788
   61,300 EXEL Limited                           3,233,575
                                                ----------
                                                 8,317,363
                                                ----------

 * NON-INCOME PRODUCING.
   SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND

SHARES                                         MARKET VALUE
------                                         ------------
INSURANCE-5.3%
   24,600 Allstate Corporation                 $ 1,795,800
   27,000 Chubb Corporation                      1,805,625
   18,500 General Re Corporation                 3,367,000
   40,400 Lincoln National Corporation           2,600,750
   32,600 Marsh & McLennan Companies, Inc.       2,326,825
   11,000 Mid Ocean Limited                        576,813
   26,000 Nac Re Corporation                     1,257,750
   84,375 Safeco Corporation                     3,939,258
   42,200 Travelers Group, Inc.                  2,661,238
  144,000 Travelers Property Casualty
          Corporation Class A                    5,742,000
   67,500 W. R. Berkley Corporation              3,923,438
                                                ----------
                                                29,996,497
                                                ----------
MANUFACTURING-0.8%
   23,500 Allied Signal, Inc.                    1,974,000
   53,000 Cooper Industries, Inc.                2,636,750
                                                ----------
                                                 4,610,750
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-2.8%
   62,600 Baxter International, Inc.             3,270,850
   38,100 Becton, Dickinson and Company          1,928,813
   30,300 Biomet, Inc.                             564,338
  124,625 Johnson & Johnson                      8,022,734
   61,100 United States Surgical Corporation     2,275,975
                                                ----------
                                                16,062,710
                                                ----------

OIL & GAS-9.3%
   21,300 Amoco Corporation                    $ 1,851,769
  232,100 Atlantic Richfield and Company        16,363,050
   36,300 Chevron Corporation                    2,683,931
   67,000 Enron Corporation                      2,734,438
   51,525 Equitable Resources, Inc.              1,462,022
   78,000 Exxon Corporation                      4,797,000
   16,600 Kerr-McGee Corporation                 1,052,025
   56,000 Mobil Corporation                      3,913,000
   57,900 Occidental Petroleum Corporation       1,451,119
  155,300 Phillips Petroleum Company             6,794,375
  134,600 Questar Corporation                    5,434,475
   37,900 Texaco, Inc.                           4,121,625
                                                ----------
                                                52,658,829
                                                ----------
OIL SERVICES-0.1%
   18,600 Tidewater, Inc.                          818,400
                                                ----------
PHARMACEUTICALS-8.0%
   72,400 Abbott Laboratories                    4,832,700
   90,800 American Home Products Corporation     6,946,200
  141,200 Bristol-Myers Squibb Company          11,437,200
  194,500 Mallinckrodt, Inc.                     7,391,000
  126,800 Merck & Company                       13,123,800
   31,200 Schering Plough Corporation            1,493,700
                                                ----------
                                                45,224,600
                                                ----------
SEMICONDUCTORS & EQUIPMENT-0.9%
   35,220 Intel Corporation                      4,985,831
                                                ----------
SUPERMARKETS-0.4%
   60,000 Albertson's, Inc.                      2,190,000
                                                ----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
------                                         ------------

TELECOMMUNICATION SERVICES-6.6%
   40,600 Ameritech Corporation                $ 2,758,263
  347,400 Cincinnati Bell, Inc.                 10,943,100
  100,300 Nynex Corporation                      5,779,788
   73,600 Southern New England
          Telecommunications Corporation         2,861,200
  402,300 U.S. West, Inc.                       15,161,681
                                               -----------
                                                37,504,032
                                               -----------
TELECOMMUNICATIONS EQUIPMENT-1.0%
   50,400 Andrew Corporation*                    1,411,200
   27,400 Lucent Technologies, Inc.              1,974,513
   33,000 Motorola, Inc.                         2,508,000
                                               -----------
                                                 5,893,713
                                               -----------
UTILITIES-1.5%
  172,509 Duke Energy Corporation                8,269,650
                                               -----------
TOTAL COMMON STOCKS
(DOMESTIC)-61.4%
(COST-$300,800,178)                            347,235,862
                                               -----------
COMMON STOCKS (FOREIGN)-25.3%
CHEMICALS-6.0%
1,691,900 Agrium, Inc. (CA)                     19,380,458
  158,500 Imperial Chemical Industries PLC ADR
          (UK)                                   9,014,688
   74,825 Potash Corporation of Saskatchewan,
          Inc. (CA)                              5,616,552
                                               -----------
                                                34,011,698
                                               -----------
ELECTRONICS-0.7%
   58,500 Philips Electronics NV
          ADR (NE)                               4,204,688
                                               -----------
FOOD & BEVERAGES-3.0%
   12,800 Nestle SA Registered (SZ)             16,910,425
                                               -----------

LEISURE & ENTERTAINMENT-1.0%
  407,200 Granada Group (UK)                   $ 5,354,303
                                               -----------
OFFICE SUPPLIES & EQUIPMENT-0.2%
   61,600 Moore Corporation (CA)                 1,214,585
                                               -----------
OIL & GAS-4.1%
   85,400 British Petroleum PLC
          ADR (UK)                               6,394,325
   99,200 Imperial Oil Limited (CA)              5,087,640
  768,000 Shell Canada Limited
          Class A (CA)                          11,691,192
                                               -----------
                                                23,173,157
                                               -----------
PHARMACEUTICALS-8.5%
  413,700 Glaxo Wellcome PLC ADR (UK)           17,297,831
   14,000 Novartis AG Registered (SZ)           22,414,746
   32,500 Smithkline Beecham PLC ADR Class A
          (UK)                                   2,977,813
  170,775 Zeneca Group PLC (UK)                  5,644,126
                                               -----------
                                                48,334,516
                                               -----------
TRANSPORTATION-1.8%
  157,800 Canadian National Railway Company
          (CA)                                   6,886,171
  108,400 Canadian Pacific Limited (CA)          3,082,625
                                               -----------
                                                 9,968,796
                                               -----------

TOTAL COMMON STOCKS
(FOREIGN)-25.3%
(COST-$129,773,470)                            143,172,168
                                               -----------

 * NON-INCOME PRODUCING.
   SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND                                 STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)
                                                                     (CONTINUED)

PRINCIPAL VALUE                                MARKET VALUE
---------------                                ------------
CORPORATE BONDS (DOMESTIC)-0.4%
TELECOMMUNICATION SERVICES-0.4%
$2,500,000 New York Telephone Company 5.875%
          Due 09/01/03                         $ 2,381,420
                                                ----------
TOTAL CORPORATE BONDS
(DOMESTIC)-0.4%
(COST-$2,409,993)                                2,381,420
                                                ----------
U.S. GOVERNMENT SECURITIES-7.8%
U.S. TREASURY BONDS-1.3%
 7,500,000 U.S. Treasury Bond 6.625%
          Due 02/15/27                           7,335,938
                                                ----------
U.S. TREASURY NOTES-6.5%
 3,500,000 U.S. Treasury Note 6.375%
          Due 05/15/00                           3,513,125
 8,000,000 U.S. Treasury Note 6.375%
          Due 03/31/01                           8,015,000
 4,600,000 U.S. Treasury Note 6.25%
          Due 04/30/01                           4,588,500
12,200,000 U.S. Treasury Note 6.625%
          Due 03/31/02                          12,310,556
 8,700,000 U.S. Treasury Note 6.25%
          Due 02/15/07                           8,509,688
                                                ----------
                                                36,936,869
                                                ----------
TOTAL U.S. GOVERNMENT
SECURITIES-7.8%
(COST-$43,553,179)                              44,272,807
                                                ----------

PRINCIPAL VALUE                                AMORTIZED COST
---------------                                --------------
CORPORATE SHORT-TERM NOTES-6.8%
$28,650,000 Merrill Lynch & Company, Inc.
            5.80% 07/02/97                    $ 28,645,384
 10,000,000 Pepsico, Inc. 6.15% 07/01/97        10,000,000
                                               -----------
TOTAL CORPORATE
SHORT-TERM NOTES-6.8%
(AMORTIZED COST-$38,645,384)                    38,645,384
                                               -----------
TOTAL INVESTMENTS-101.7%
(COST-$515,182,204)                            575,707,641

OTHER ASSETS & LIABILITIES-(1.7%)              (9,488,873)
                                              ------------
NET ASSETS-100.0%                             $566,218,768
                                              ============

SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BALANCED FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/97*

                    1 Year    5 Year    10 Years    20 Years
                    ------    ------    --------    --------
                     18.80%    17.10%     12.17%     13.09%

               *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                Lipper Balanced                      Consumer
                   Balanced       Fund Index      S&P 500 Index     Price Index
                   --------       ----------      -------------     -----------
6/87 .......       $10,000          $10,000          $10,000          $10,000
6/88 .......       $ 9,589          $ 9,711          $ 9,308          $10,393
6/89 .......       $11,511          $11,091          $11,216          $10,930
6/90 .......       $12,349          $12,176          $13,061          $11,441
6/91 .......       $12,801          $13,280          $14,021          $11,979
6/92 .......       $14,328          $15,154          $15,901          $12,350
6/93 .......       $17,011          $17,331          $18,055          $12,719
6/94 .......       $18,601          $17,472          $18,318          $13,035
6/95 .......       $20,943          $20,183          $23,091          $13,433
6/96 .......       $26,552          $23,176          $29,090          $13,803
6/97 .......       $31,544          $27,919          $39,170          $14,120

                               MANAGEMENT OVERVIEW

                 A DISCUSSION WITH PORTFOLIO MANAGER BRIAN KELLY

HOW DID THE FUND PERFORM IN THE FIRST HALF?

Investors during the opening half of the year put an emphasis on liquidity, to the benefit of large-capitalization stocks. Aided by this atmosphere, Founders Balanced Fund gained 10.88% for the six-month period ended June 30, 1997.

  The Fund's first-half results also contributed to its strong long-term performance record: according to Lipper Analytical Services, the Fund was ranked #3 of 87 balanced funds for its five-year return through June 30, 1997, putting it in the top 5% of its category. (The Fund was ranked #7 of 39 and #173 of 303 for the 10- and one-year periods, respectively.)

WHAT MARKET FACTORS IMPACTED THE FUND'S PERFORMANCE SO FAR THIS YEAR?

The story has been the same for some time: the market was moved primarily by fear that the Federal Reserve would engineer increases in key short-term interest rates. Equities have historically reacted negatively to such moves, so investors sought refuge in the stocks of larger, more financially secure companies. This surge of demand for large-cap companies helped drive their prices ever higher during the past six months, a fact that helped some of the securities in our portfolio.

                                 TOP 10 HOLDINGS
                                 ---------------
                     1. Novartis AG Registered             2.84%
                     2. RJR Nabisco Holdings Corporation   2.44%
                     3. Nestle SA Registered               2.29%
                     4. Agrium, Inc.                       2.13%
                     5. Philip Morris Companies, Inc.      1,97%
                     6. Atlantic Richfield and Company     1.93%
                     7. Cincinnati Bell, Inc.              1.69%
                     8. U.S. West, Inc.                    1.64%
                     9. Bristol-Myers Squibb Company       1.59%
                    10. General Electric Company           1.55%

                   PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  Although the Fed moved only once in the first half, the migration into large-cap stocks created an interesting cycle: investments in these stocks caused their prices to rise, which caused major market indexes (such as the Standard & Poor's 500 Index, which represents 500 of the market's largest companies) to go up, which drew new investor money to these stocks.
  As this pattern continued, valuations on these securities grew quite high; in some cases, to levels that I believe are not supported by corporate fundamentals. Although it's still uncertain whether this will in itself hurt the future progress of the market, I believe this is an area to watch going forward.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

I endeavor to provide Balanced Fund's investors with both current income and capital appreciation by investing in a flexible portfolio of stocks, bonds, and cash-equivalent securities. Because the Fund can change its composition based on the dynamics of the market, it may be appropriate for investors who want access to the potential of the stock market but want the stability of bonds.


                              PORTFOLIO AT A GLANCE
                              ---------------------
                           TOTAL ASSETS: $818.1 million
                           NAV ON JUNE 30, 1997: $11.64
                           EXPENSE RATIO: 1.12%
                           INCEPTION DATE: 2/19/63

WHAT PORTFOLIO MOVEMENTS OR SECURITIES HAVE BEEN KEY TO THE FUND'S PERFORMANCE?

I believe my investors want me to be cautious. With valuations continuing their upward climb, and because the Fund can shift its holdings in response to changing market conditions (a characteristic I call being "consistently flexible"), I felt it was prudent to increase the Fund's fixed-income component and trim its equity exposure. I look for companies that are characterized by strong fundamentals and high dividend rates, though steep valuations sometimes made this a difficult task.

  But at the same time we were searching for new potential, we were pleased with the performance of several of our longer-term equity holdings. One of these was Nynex, a provider of local and long-distance telephone service. The company has seen excellent growth in new lines recently and is making a determined expansion effort, with the central focus being its promising merger with New England's Bell Atlantic.

  Another holding that's had excellent results is Bristol-Myers Squibb, one of the world's pharmaceutical powerhouses. In addition to offering a competitive yield and promising earnings potential, my meetings with management give me reason to believe that they have the ability to steer the company toward more growth in the future.

                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------

                           Treasury & Agency      27.5%
                           Healthcare             14.8%
                           Consumer               12.4%
                           Energy                  7.9%
                           Basic Materials         7.8%
                           Financial               7.0%
                           Telecom Services        5.7%
                           Technology              5.7%
                           Cash & Equivalents      5.2%
                           Capital Goods           3.3%
                           Transportation          1.4%
                           Corporate Bonds         1.3%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

WHAT FACTORS DO YOU SEE AFFECTING THE LARGE-CAP MARKET GOING FORWARD?

While interest rates likely will continue to be the focal point for investors, it looks as though the fundamentals of the market are quite strong: there seems to be little inflationary pressure, and economic growth is healthy but not too rapid. Valuations continue to concern us, however, although it is likely that only determined Fed action, a dramatic slowdown in corporate earnings, or some unanticipated event may reverse this trend.

  While there may be a lot to look forward to yet, I think it may be wise to keep a close eye on the broad market, watching for any event that may turn the market around. At the same time, I will remain even more focused on the ability of the securities in the Fund's portfolio to meet and exceed our long-term expectations.

/s/ BRIAN KELLY
Brian Kelly
Portfolio Manager

FOUNDERS BALANCED FUND

SHARES                                         MARKET VALUE
------                                         ------------
COMMON STOCKS (DOMESTIC)-43.0%
AEROSPACE-0.6%
   37,800 Boeing Company                       $ 2,005,763
   27,500 Lockheed Martin Corporation            2,847,969
                                                ----------
                                                 4,853,732
                                                ----------
AGRICULTURE-0.3%
   32,400 Pioneer Hi-Bred International, Inc.    2,592,000
                                                ----------
AUTO PARTS & EQUIPMENT-0.2%
   36,500 Echlin, Inc.                           1,314,000
                                                ----------
BANKING-1.0%
  120,000 Firstar Corporation                    3,660,000
   96,900 Mellon Bank Corporation                4,372,613
                                                ----------
                                                 8,032,613
                                                ----------
BIOTECHNOLOGY-0.3%
   36,000 Amgen, Inc.*                           2,090,250
                                                ----------
CHEMICALS-2.6%
  120,000 Arco Chemical Company                  5,707,500
   32,900 The Dow Chemical Company               2,866,413
   87,075 E.I. du Pont de Nemours and Company    5,474,841
   38,100 IMC Global, Inc.                       1,333,500
  114,000 Millenium Chemical, Inc.               2,593,500
   83,925 Monsanto Company                       3,614,020
                                                ----------
                                                21,589,774
                                                ----------
COMPUTER EQUIPMENT-0.9%
  105,200 Hewlett-Packard Company                5,891,200
   30,100 Sun Microsystems, Inc.*                1,119,344
                                                ----------
                                                 7,010,544
                                                ----------
COMPUTER NETWORKING-0.4%
   35,200 3Com Corporation*                      1,581,800
   26,000 Cisco Systems, Inc.*                   1,745,250
                                                ----------
                                                 3,327,050
                                                ----------
CONSUMER PRODUCTS-5.5%
   47,950 Alberto-Culver Company                 1,342,600
   28,900 Gillette Company                       2,738,275
   94,000 Kimberly Clark Corporation             4,676,500
  363,100 Philip Morris Companies, Inc.         16,112,563
  606,000 RJR Nabisco Holdings Corporation      19,998,000
                                                ----------
                                                44,867,938
                                                ----------
ELECTRONICS-2.2%
   24,300 Belden, Inc.                          $  827,719
   27,825 Cable Design Technologies
          Corporation*                             819,098
  194,000 General Electric Company              12,682,750
   26,525 General Signal Corporation             1,157,153
   80,000 Technitrol, Inc.                       2,190,000
                                                ----------
                                                17,676,720
                                                ----------
FINANCIAL SERVICES-0.3%
   61,500 Federal National Mortgage Association  2,682,938
                                                ----------
FOOD & BEVERAGES-1.2%
   41,800 Anheuser-Busch Companies, Inc.         1,752,988
   23,600 CPC International, Inc.                2,178,575
  116,400 Pepsico, Inc.                          4,372,275
   41,200 The Quaker Oats Company                1,848,850
                                                ----------
                                                10,152,688
                                                ----------
HEALTHCARE SERVICES-0.6%
  107,200 Columbia/HCA Healthcare Corporation    4,214,300
   32,800 Sierra Health Services, Inc.*          1,025,000
                                                ----------
                                                 5,239,300
                                                ----------
INSURANCE-4.4%
   30,100 Allstate Corporation                   2,197,300
   20,200 Chubb Corporation                      1,350,875
   17,500 General Re Corporation                 3,185,000
   39,600 Marsh & McLennan
         Companies, Inc.                         2,826,450
  130,000 Mid Ocean Limited                      6,816,875
   34,100 Ohio Casualty Corporation              1,491,875
   50,925 Safeco Corporation                     2,377,561
   48,000 TIG Holdings, Inc.                     1,500,000
   32,600 Travelers Group, Inc.                  2,055,838
  100,000 Travelers Property Casualty
         Corporation Class A                     3,987,500
   63,900 USF&G Corporation                      1,533,600
  111,200 W. R. Berkley Corporation              6,463,500
                                                ----------
                                                35,786,374
                                                ----------
MANUFACTURING-0.2%
   22,200 Allied Signal, Inc.                    1,864,800
                                                ----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)

SHARES                                         MARKET VALUE
------                                         ------------
MEDICAL SUPPLIES & EQUIPMENT-1.7%
   55,700 Baxter International, Inc.           $ 2,910,325
   37,000 Becton, Dickinson and Company          1,873,125
  152,500 BioLase Technology, Inc.*                533,750
  120,200 Johnson & Johnson                      7,737,875
   62,300 Premier Laser Systems, Inc.
          Class A*                                 689,194
                                                ----------
                                                13,744,269
                                                ----------
OIL & GAS-6.8%
   25,700 Amoco Corporation                      2,234,294
  224,300 Atlantic Richfield and
          Company                               15,813,150
   44,300 Chevron Corporation                    3,275,431
   32,300 Enron Corporation                      1,318,244
  150,125 Equitable Resources, Inc.              4,259,797
  102,600 Exxon Corporation                      6,309,900
   16,100 Kerr-McGee Corporation                 1,020,338
   56,000 Mobil Corporation                      3,913,000
   71,400 Occidental Petroleum Corporation       1,789,463
  158,300 Phillips Petroleum Company             6,925,625
  100,000 Questar Corporation                    4,037,500
   38,000 Texaco, Inc.                           4,132,500
                                                ----------
                                                55,029,242
                                                ----------
OIL SERVICES-0.1%
   22,500 Tidewater, Inc.                          990,000
                                                ----------
PHARMACEUTICALS-5.2%
   59,400 Abbott Laboratories                    3,964,950
   54,200 American Home Products Corporation     4,146,300
  160,800 Bristol-Myers Squibb Company          13,024,800
  187,600 Mallinckrodt, Inc.                     7,128,800
  122,500 Merck & Company                       12,678,750
   30,400 Schering Plough Corporation            1,455,400
                                                ----------
                                                42,399,000
                                                ----------
SEMICONDUCTORS & EQUIPMENT-0.6%
   34,000 Intel Corporation                    $ 4,813,125
                                               -----------
SUPERMARKETS-1.2%
   60,000 Albertson's, Inc.                      2,190,000
  480,000 Ingles Market, Inc.
          Class A                                7,680,000
                                               -----------
                                                 9,870,000
                                               -----------
TELECOMMUNICATION SERVICES-5.0%
   40,800 Ameritech Corporation                  2,771,850
  440,000 Cincinnati Bell, Inc.                 13,860,000
  150,400 Nynex Corporation                      8,666,800
   65,400 Southern New England
          Telecommunications Corporation         2,542,425
  355,800 U.S. West, Inc.                       13,409,213
                                               -----------
                                                41,250,288
                                               -----------
TELECOMMUNICATIONS EQUIPMENT-0.5%
   24,100 Lucent Technologies, Inc.              1,736,706
   32,000 Motorola, Inc.                         2,432,000
                                               -----------
                                                 4,168,706
                                               -----------
UTILITIES-1.2%
  211,970 Duke Energy Corporation               10,161,312
                                               -----------
TOTAL COMMON STOCKS
(DOMESTIC)-43.0%
(COST-$319,386,736)                            351,506,663
                                               -----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BALANCED FUND

SHARES                                         MARKET VALUE
------                                         ------------
COMMON STOCKS (FOREIGN)-14.9%
CHEMICALS-3.9%
1,518,750 Agrium, Inc. (CA)                   $ 17,403,540
  153,000 Imperial Chemical Industries
          PLC ADR (UK)                           8,701,912
   73,335 Potash Corporation of Saskatchewan,
          Inc. (CA)                              5,504,708
                                                ----------
                                                31,610,160
                                                ----------
ELECTRONICS-0.5%
   61,000 Philips Electronics NV ADR (NE)        4,384,375
                                                ----------
FOOD & BEVERAGES-2.3%
   14,200 Nestle SA Registered (SZ)             18,760,003
                                                ----------
INSURANCE-0.4%
  684,500 Norwich Union PLC 144A (UK)*           3,640,109
                                                ----------
OFFICE SUPPLIES & EQUIPMENT-0.1%
   60,000 Moore Corporation (CA)                 1,182,995
                                                ----------
OIL & GAS-1.3%
   93,300 British Petroleum PLC ADR (UK)         6,985,838
   62,400 Imperial Oil Limited (CA)              3,200,290
                                                ----------
                                                10,186,128
                                                ----------
PHARMACEUTICALS-5.2%
  211,500 Glaxo Wellcome PLC ADR (UK)            8,843,344
   14,500 Novartis AG Registered (SZ)           23,215,259
   39,800 Smithkline Beecham PLC ADR Class A
          (UK)                                   3,646,675
  215,950 Zeneca Group PLC (UK)                  7,137,148
                                                ----------
                                                42,842,426
                                                ----------

TRANSPORTATION-1.2%
  155,800 Canadian National Railway Company
          (CA)                                 $ 6,798,893
  104,100 Canadian Pacific Limited (CA)          2,960,344
                                               -----------
                                                 9,759,237
                                               -----------
TOTAL COMMON STOCKS
(FOREIGN)-14.9%
(COST-$110,265,218)                            122,365,433
                                               -----------

PRINCIPAL AMOUNT                              MARKET VALUE
----------------                              ------------
CORPORATE BONDS (DOMESTIC)-1.1%
BANKING-0.0%
 $200,000 Mellon Bank Corporation
          6.30% Due 6/01/00                      $ 198,475
                                                 ---------
TELECOMMUNICATION SERVICES-1.1%
4,000,000 New York Telephone Company
          5.875% Due 09/01/03                    3,810,272
5,180,000 Southern New England
          Telecommunications Corporation 6.125%
          Due 12/15/03                           4,981,171
                                                 ---------
                                                 8,791,443
                                                 ---------
TOTAL CORPORATE BONDS
(DOMESTIC)-1.1%
(COST-$9,111,055)                                8,989,918
                                                 ---------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)
                                                                     (CONTINUED)

PRINCIPAL AMOUNT                                MARKET VALUE
----------------                                ------------
U.S. GOVERNMENT SECURITIES-24.2%
U.S. TREASURY BONDS-1.9%
$15,600,000 U.S. Treasury Bond 6.625%
           Due 02/15/27                       $ 15,258,750
                                              ------------
U.S. TREASURY NOTES-22.3%
   850,000 U.S. Treasury Note 5.625%
           Due 10/31/97                            850,265
 3,500,000 U.S. Treasury Note 5.875%
           Due 04/30/98                          3,503,280
 6,100,000 U.S. Treasury Note 6.00%
           Due 05/31/98                          6,109,528
 2,000,000 U.S. Treasury Note 6.25%
           Due 06/30/98                          2,008,750
 3,450,000 U.S. Treasury Note 6.00%
           Due 09/30/98                          3,453,233
20,000,000 U.S. Treasury Note 5.75%
           Due 12/31/98                         19,937,500
 2,000,000 U.S. Treasury Note 6.375%
           Due 05/15/99                          2,010,000
 8,900,000 U.S. Treasury Note 6.75%
           Due 04/30/00                          9,016,813
10,000,000 U.S. Treasury Note 6.375%
           Due 05/15/00                         10,037,500
 8,500,000 U.S. Treasury Note 6.125%
           Due 07/31/00                          8,473,438
 7,000,000 U.S. Treasury Note 6.25%
           Due 08/31/00                          6,995,625
 6,100,000 U.S. Treasury Note 6.25%
           Due 02/28/02                          6,065,688
12,700,000 U.S. Treasury Note 6.625%
           Due 03/31/02                         12,815,087
15,200,000 U.S. Treasury Note 6.625%
           Due 04/30/02                         15,337,742
 9,000,000 U.S. Treasury Note 6.25%
           Due 02/15/03                          8,929,683

U.S. TREASURY NOTES-(CONTINUED)
$9,000,000 U.S. Treasury Note 6.50%
           Due 08/15/05                       $  8,977,500
 8,900,000 U.S. Treasury Note 6.875%
           Due 05/15/06                          9,083,563
10,700,000 U.S. Treasury Note 7.00%
           Due 07/15/06                         11,007,625
 1,500,000 U.S. Treasury Note 6.50%
           Due 10/15/06                          1,493,438
37,100,000 U.S. Treasury Note 6.25%
           Due 02/15/07                         36,288,438
                                               -----------
                                               182,394,696
                                               -----------
TOTAL U.S. GOVERNMENT
SECURITIES-24.2%
(COST-$194,855,059)                            197,653,446
                                               -----------

PRINCIPAL AMOUNT                              AMORTIZED COST
----------------                              --------------
CORPORATE SHORT-TERM NOTES-5.8%
$34,313,000 Merrill Lynch & Company 5.80%
            07/02/97                          $ 34,307,472
12,887,000 Pepsico, Inc. 6.15% 07/01/97         12,887,000
                                               -----------
TOTAL CORPORATE SHORT-TERM NOTES-5.8%
(AMORTIZED COST-$47,194,472)                    47,194,472
                                               -----------
TOTAL INVESTMENTS-89.0%
(COST-$680,812,540)                            727,709,932
OTHER ASSETS & LIABILITIES-11.0%                90,342,926
                                               -----------
NET ASSETS-100.0%                             $818,052,858
                                               ===========

* NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS GOVERNMENT SECURITIES FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/97*

                       1 Year    5 Year    Since Inception
                       ------    ------    ---------------
                        5.74%     4.00%         6.07%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                  Lehman Bros.      Lipper U.S.
                 Government      U.S. Treasury      Govt. Fund       Consumer
                 Securities       Comp. Index         Index         Price Index
                 ----------        ---------          -----         -----------
3/88 .......       $10,000          $10,000          $10,000          $10,000
6/88 .......       $10,134          $10,085          $10,156          $10,129
6/89 .......       $11,240          $11,327          $10,997          $10,652
6/90 .......       $11,629          $12,091          $11,893          $11,150
6/91 .......       $12,627          $13,304          $12,707          $11,674
6/92 .......       $14,254          $15,146          $13,279          $12,036
6/93 .......       $15,748          $17,114          $13,652          $12,396
6/94 .......       $15,055          $16,913          $14,040          $12,703
6/95 .......       $15,931          $18,925          $14,729          $13,091
6/96 .......       $16,416          $19,789          $15,480          $13,178
6/97 .......       $17,338          $21,208          $16,171          $13,761

                               MANAGEMENT OVERVIEW

             A DISCUSSION WITH FIXED-INCOME MANAGER MARGARET DANUSER

HOW DID THE FUND PERFORM OVER THE FIRST HALF OF 1997?

While the U.S. equity market surged, the bond market continued to languish. For the six-month period ended June 30, 1997, Founders Government Securities Fund, which invests in government-issued, fixed-income securities, returned 2.00%.

WHAT WAS THE CHARACTER OF THE BOND MARKET DURING THE FIRST HALF?

For the past several years, fixed-income securities have been overshadowed by the impressive acceleration in the U.S. stock market. Although bonds have traditionally been a place of refuge for investors seeking stability and income, many investors chose to pursue those goals through investments in the stocks of large-capitalization companies.

  Nevertheless, there have been increasing inflows into bond mutual funds, which is perhaps a signal of renewed interest. Moreover, the bond market saw an impressive rally in the second quarter, with the yield on the bellwether 30-year Treasury bond (which is inversely related to its price) dropping to its lowest level of the year.

WHAT SIGNIFICANT PORTFOLIO MOVES WERE MADE DURING THE HALF?

For most of the quarter, there appeared to be only a small spread in yield between short- and long-term Treasuries. Therefore, I decided to reduce the average weighted maturity of the portfolio somewhat, moving from 6.49 years at the beginning of the year to 6.27 on June 30. We have also reduced our position in cash somewhat to take advantage of opportunities in select Federal National Mortgage Association (FNMA) mortgage pass-through securities.

/s/ MARGARET DANUSER
Margaret Danuser
Fixed-Income Manager

FOUNDERS GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

PRINCIPAL AMOUNT                               MARKET VALUE
----------------                               ------------
U.S. GOVERNMENT SECURITIES-100.5%
FNMA POOLS-7.4%
$ 981,326 Federal National Mortgage Association
          7.00% Due 03/01/12 Pool #373543       $  979,687
                                                ----------
U.S. GOVERNMENT AGENCIES-38.3%
1,025,000 Federal Farm Credit Bank 6.55%
          Due 08/19/03                           1,021,130
1,000,000 Federal National Mortgage Association
          6.70%, Due 08/10/01                    1,003,396

$1,500,000 Federal National Mortgage Association
         6.80%, Due 01/22/02                   $ 1,500,000
1,500,000 Federal National Mortgage Association
         7.50%, Due 01/22/07                     1,501,403
                                                ----------
                                                 5,025,929
                                                ----------
U.S. TREASURY NOTES-54.8%
  850,000 U.S. Treasury Note 5.875%
          Due 11/15/99                             844,421
1,000,000 U.S. Treasury Note 6.25%
          Due 05/31/00                           1,000,625
  500,000 U.S. Treasury Note 6.50%
          Due 05/31/01                             502,813
1,500,000 U.S. Treasury Note 12.375%
          Due 05/15/04                           1,982,343
  500,000 U.S. Treasury Note 6.875%
          Due 05/15/06                             510,313
  350,000 U.S. Treasury Note 6.25%
          Due 02/15/07                             342,344
  600,000 U.S. Treasury Note 6.625%
          Due 05/15/07                             604,875
1,000,000 U.S. Treasury Note 12.00%
          Due 08/15/13                           1,408,125
                                                ----------
                                                 7,195,859
                                                ----------
TOTAL U.S. GOVERNMENT SECURITIES-100.5%
(COST-$13,182,070)
                                                13,201,475
                                                ----------

PRINCIPAL AMOUNT                              AMORTIZED COST
----------------                              --------------
CORPORATE SHORT-TERM NOTES-1.8%
 $230,000 Merrill Lynch & Company
          6.20% 07/01/97                        $  230,000
                                                ----------
TOTAL CORPORATE SHORT-TERM NOTES-1.8%
(AMORTIZED COST-$230,000)                          230,000
                                                ----------
TOTAL INVESTMENTS-102.3%
(COST-$13,412,070)                              13,431,475
OTHER ASSETS & LIABILITIES-(2.3%)                (300,628)
                                                ----------
NET ASSETS-100.0%                              $13,130,847
                                                ==========

SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS MONEY MARKET FUND

PRINCIPAL AMOUNT                              AMORTIZED COST
----------------                              --------------
CORPORATE SHORT-TERM NOTES-93.5%
BANKING-0.8%
$1,200,000 Bankers Trust New York Corporation
           5.40% 07/17/97                      $ 1,197,120
                                                ----------
CAPTIVE FINANCE
AUTOMOTIVE-7.2%
5,000,000 Ford Motor Credit Company
          5.52% 07/10/97                         4,993,100
5,400,000 Toyota Motor Credit Corporation
          5.51% 08/21/97                         5,357,848
                                                ----------
                                                10,350,948
                                                ----------
CAPTIVE FINANCE
DIVERSIFIED-3.6%
5,200,000 General Electric Capital Corporation
          5.55% 07/15/97                         5,188,777
                                                ----------
CAPTIVE FINANCE FOOD-4.8%
6,900,000 Nestle Capital Corporation
          5.46% 07/28/97                         6,871,745
                                                ----------
CAPTIVE FINANCE
INSURANCE-3.9%
5,600,000 Prudential Funding Corporation
          5.53% 08/11/97                         5,564,731
                                                ----------
CHEMICALS-5.9%
4,800,000 Air Products & Chemicals,
          Inc. 5.53% 07/22/97                    4,784,515
3,700,000 Akzo Nobel, Inc.
          5.60% 07/07/97                         3,696,546
                                                ----------
                                                 8,481,061
                                                ----------

CONSUMER PRODUCTS-4.4%
$6,300,000 Hasbro, Inc.
          5.62% 07/18/97                       $ 6,283,281
                                                ----------
ELECTRONICS-5.3%
6,500,000 Sharp Electronics Corporation
          5.64% 07/11/97                         6,489,817
1,100,000 Toshiba America, Inc.
          5.72% 10/02/97                         1,083,746
                                                ----------
                                                 7,573,563
                                                ----------
FINANCIAL SERVICES-24.1%
4,000,000 American Express Credit Corporation
          5.52% 07/14/97                         3,992,027
2,600,000 American Family Financial Services
          5.53% 07/17/97                         2,593,610
5,100,000 Associates Corporation NA
          5.52% 07/02/97                         5,099,218
4,100,000 Household Finance Corporation
          5.53% 07/30/97                         4,081,736
2,500,000 Household Finance Corporation
          5.54% 07/31/97                         2,488,458
6,300,000 Merrill Lynch & Company,
          Inc. 5.53% 07/01/97                    6,300,000
4,400,000 Morgan Stanley Group
          5.62% 07/08/97                         4,395,192
5,800,000 Paccar Financial Corporation
          5.52% 07/21/97                         5,782,213
                                                ----------
                                                34,732,454
                                                ----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1997 (UNAUDITED)

PRINCIPAL AMOUNT                             AMORTIZED COST
----------------                             --------------
FOOD & BEVERAGES-4.7%
$2,000,000 Golden Peanut Company
           5.53% 08/04/97                      $ 1,989,554
 4,800,000 McCormick & Company
           5.61% 07/29/97                        4,779,056
                                                ----------
                                                 6,768,610
                                                ----------
HEALTHCARE SERVICES-3.0%
4,300,000 Becton Dickinson & Company
          5.63% 08/01/97                         4,279,153
                                                ----------
INVESTMENT COMPANIES-3.9%
5,600,000 Ciesco LP
          5.53% 08/05/97                         5,569,892
                                                ----------
PHOTOGRAPHY-4.2%
6,000,000 Eastman Kodak Company
          5.51% 07/16/97                         5,986,225
                                                ----------
SEMICONDUCTORS-2.2%
3,200,000 Motorola, Inc.
          5.50% 07/24/97                         3,188,756
                                                ----------
SUPERMARKETS-4.0%
5,800,000 Albertson's Inc.
          5.50% 07/23/97                         5,780,506
                                                ----------
TELECOMMUNICATION SERVICES-7.5%
4,200,000 American Telephone & Telegraph
          Corporation
          5.43% 07/03/97                         4,198,733
6,600,000 Southwestern Bell Telephone Company
          5.52% 07/09/97                         6,591,904
                                                ----------
                                                10,790,637
                                                ----------
UTILITIES-4.0%
$5,800,000 Southern California Edison
           Company 5.50%, 07/28/97             $ 5,778,733
                                               -----------
TOTAL CORPORATE SHORT-TERM NOTES-93.5%
(AMORTIZED COST-$134,386,192)                  134,386,192
                                               -----------
U.S. GOVERNMENT AGENCIES-7.5%
2,500,000 Federal Home Loan Mortgage
          Corporation, 5.51% 07/31/97            2,488,521
3,500,000 Federal National Mortgage Association
          5.60% 10/06/97                         3,447,189
5,000,000 Federal National Mortgage Association
          5.50% 11/26/97                         4,886,944
                                               -----------
TOTAL U.S. GOVERNMENT AGENCIES-7.5%
(AMORTIZED COST-$10,822,654)                    10,822,654
                                               -----------
TOTAL INVESTMENTS-101.0%
(AMORTIZED COST-$145,208,846)                  145,208,846

OTHER ASSETS & LIABILITIES-(1.0%)              (1,365,746)
                                               -----------
NET ASSETS-100.0%                             $143,843,100
                                               ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

JUNE 30, 1997                           DISCOVERY      PASSPORT      FRONTIER
(In Thousands)                            FUND           FUND          FUND
                                        ---------      --------      --------
ASSETS
Investment securities, at market
  (cost $172,389, $172,460, $185,216,
  $276,072, $12,756, $264,301,
  $1,163,442, $515,183, $680,813,
  $13,412, $145,209, respectively)...   $225,772       $209,649      $244,868
Cash.................................      2,032            515           593
Foreign currency (cost $1,652 and
  $768 respectively).................          0          1,651             0
Receivables:
  Investment securities sold.........      2,947              0         1,266
  Capital shares sold................      2,060            397           710
  Dividends and interest.............         17            221           169
Other assets.........................          0             61            27
                                        ---------      --------      --------
    Total Assets.....................    232,828        212,494       247,633
                                        ---------      --------      --------
LIABILITIES
Payables:
  Investment securities purchased....      3,583          3,829         1,024
  Capital shares redeemed............      2,314            409           862
  Advisory fee.......................        188            170           200
  Shareholder servicing fees.........         29             11            34
  Accounting fees....................          5              4             5
  Other..............................         47             50            47
  Dividends..........................          0              0             0
                                        ---------      --------      --------
    Total Liabilities................      6,166          4,473         2,172
                                        ---------      --------      --------
Net Assets...........................   $226,662       $208,021      $245,461
                                        =========      ========      ========
Capital shares:
  Authorized (Par value $0.01 per
    share)...........................    100,000        100,000       100,000
                                        =========      ========      ========
  Outstanding........................      9,329         13,854         7,469
                                        =========      ========      ========
Net Asset Value, Offering and
  Redemption Price Per Share.........     $24.30         $15.02        $32.86
                                        =========      ========      ========
SEE NOTES TO FINANCIAL STATEMENTS.

                                                          INTERNATIONAL     WORLDWIDE
                                             SPECIAL         EQUITY          GROWTH        GROWTH
                                               FUND           FUND            FUND          FUND
ASSETS                                       --------     -------------     ---------     ---------
Investment securities, at market
  (cost $172,389, $172,460, $185,216,
  $276,072, $12,756, $264,301,
  $1,163,442, $515,183, $680,813,
  $13,412, $145,209, respectively)...        $324,927        $14,454        $341,275     $1,417,264
Cash.................................             855             42             992          3,525
Foreign currency (cost $1,652 and
  $768 respectively).................               0              0             757              0
Receivables:
  Investment securities sold.........           2,625            811           7,240         27,378
  Capital shares sold................              45             90           1,747         18,455
  Dividends and interest.............              82             21             582          1,266
Other assets.........................              26             15             246             53
                                             --------     -------------     ---------     ---------
    Total Assets.....................         328,560         15,433         352,839      1,467,941
                                             --------     -------------     ---------     ---------
LIABILITIES
Payables:
  Investment securities purchased....           1,269            319           4,046         16,927
  Capital shares redeemed............           1,323              6           1,046          2,442
  Advisory fee.......................             206             12             266            781
  Shareholder servicing fees.........              38              3              24             60
  Accounting fees....................               6              0               7             28
  Other..............................              72              8              73            267
  Dividends..........................               0              0               0              0
                                             --------     -------------     ---------     ---------
    Total Liabilities................           2,914            348           5,462         20,505
                                             --------     -------------     ---------     ---------
Net Assets...........................        $325,646        $15,085        $347,377     $1,447,436
Capital shares:                              ========     =============     =========     =========
  Authorized (Par value $0.01 per
    share)...........................         180,000        100,000         100,000        400,000
                                             ========     =============     =========     =========
  Outstanding........................          38,596          1,092          14,401         77,112
                                             ========     =============     =========     =========
Net Asset Value, Offering and
  Redemption Price Per Share.........           $8.44         $13.81          $24.12         $18.77
                                             ========     =============     =========     =========

                                                                           GOVERNMENT       MONEY
                                             BLUE CHIP      BALANCED       SECURITIES       MARKET
                                               FUND           FUND            FUND           FUND
ASSETS                                       ---------      --------       ----------      --------
Investment securities, at market
  (cost $172,389, $172,460, $185,216,
  $276,072, $12,756, $264,301,
  $1,163,442, $515,183, $680,813,
  $13,412, $145,209, respectively)...        $575,708       $727,710        $ 13,431       $145,209
Cash.................................           1,528          1,707               4            135
Foreign currency (cost $1,652 and
  $768 respectively).................               0              0               0              0
Receivables:
  Investment securities sold.........           1,609          1,139             603              0
  Capital shares sold................             271        102,279              59          1,081
  Dividends and interest.............           1,456          4,029             253              0
Other assets.........................             105            105               0              0
                                             ---------      --------       ----------      --------
    Total Assets.....................         580,677        836,969          14,350        146,425
                                             ---------      --------       ----------      --------
LIABILITIES
Payables:
  Investment securities purchased....          12,965         16,210             610              0
  Capital shares redeemed............           1,022          2,182             534          1,840
  Advisory fee.......................             285            346               7             62
  Shareholder servicing fees.........              47             18               3             19
  Accounting fees....................              11             14               0              3
  Other..............................             128            146               5             26
  Dividends..........................               0              0              60            632
                                             ---------      --------       ----------      --------
    Total Liabilities................          14,458         18,916           1,219          2,582
                                             ---------      --------       ----------      --------
Net Assets...........................        $566,219       $818,053         $13,131       $143,843
Capital shares:                              =========      ========       ==========      ========
  Authorized (Par value $0.01 per
    share)...........................         400,000        500,000          20,000      1,000,000
                                             =========      ========       ==========      ========
  Outstanding........................          69,069         70,284           1,461        143,842
                                             =========      ========       ==========      ========
Net Asset Value, Offering and
  Redemption Price Per Share.........           $8.20         $11.64           $8.99          $1.00
                                             =========      ========       ==========      ========

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED
JUNE 30, 1997
(In Thousands)

                                        DISCOVERY     PASSPORT     FRONTIER
                                          FUND          FUND         FUND
                                        ---------     --------     --------
INVESTMENT INCOME
Income:
  Dividends..........................   $     35      $    944     $    522
  Interest...........................        963           963          397
  Foreign taxes withheld.............         (2)         (120)         (41)
                                        ---------     --------     --------
    Total Investment Income..........        996         1,787          878
                                        ---------     --------     --------
Expenses:
  Advisory fees......................      1,122           986        1,306
  Shareholder servicing fees.........        169            63          214
  Accounting fees....................         28            25           34
  Distribution fees..................        281           246          333
  Transfer agency expenses...........         28            12           31
  Registration fees..................         22            54           20
  Postage and mailing expenses.......         17             6           22
  Custodian fees and expenses........         12            86           22
  Printing expenses..................         26            10           33
  Legal and audit fees...............          6             6            8
  Directors' fees and expenses.......          9             7           11
  Organization expenses..............          0             1            0
  Other expenses.....................         64            46           60
                                        ---------     --------     --------
    Total Expenses...................      1,784         1,548        2,094
    Earnings Credits.................        (51)          (28)         (64)
    Reimbursed Expenses..............          0             0            0
                                        ---------     --------     --------
    Net Expenses.....................      1,733         1,520        2,030
                                        ---------     --------     --------
  Net Investment Income (Loss).......       (737)          267       (1,152)
                                        ---------     --------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold.............................     78,788        30,338      139,556
  Proceeds from long-term U.S.
    Government Obligations...........          0             0            0
  Cost of securities sold............     81,589        32,877      117,530
                                        ---------     --------     --------
    Net Realized Gain (Loss) from
      Security Transactions..........     (2,801)       (2,539)      22,026
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............          0          (143)          (7)
Net Change in Unrealized Appreciation
  (Depreciation).....................      3,723        17,261      (21,814)
                                        ---------     --------     --------
    Net Realized and Unrealized Gain
     (Loss) on Investments and
     Foreign Currency Transactions...        922        14,579          205
                                        ---------     --------     --------
Net Increase (Decrease) in Net Assets
  Resulting from Operations..........   $    185      $ 14,846     $   (947)
                                        =========     ========     ========
Purchases of long-term securities....   $ 53,919      $ 58,926     $ 53,368
                                        =========     ========     ========
Purchases of long-term U.S.
  Government Obligations.............   $      0      $      0     $      0
                                        =========     ========     ========

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     INTERNATIONAL    WORLDWIDE
                                         SPECIAL        EQUITY         GROWTH        GROWTH
                                          FUND           FUND           FUND          FUND
INVESTMENT INCOME                       ---------    -------------    ---------    -----------
Income:
  Dividends .........................   $     891    $          90    $   2,453    $     5,492
  Interest ..........................       1,398               45          896          5,345
  Foreign taxes withheld ............         (69)             (10)        (232)          (144)
                                        ---------    -------------    ---------    -----------
    Total Investment Income .........       2,220              125        3,117         10,693
                                        ---------    -------------    ---------    -----------
Expenses:
  Advisory fees .....................       1,269               61        1,572          4,271
  Shareholder servicing fees ........         230               13          143            345
  Accounting fees ...................          42                2           42            156
  Distribution fees .................         413               15          414          1,552
  Transfer agency expenses ..........          35                5           33            117
  Registration fees .................          19                9           47            221
  Postage and mailing expenses ......          23                3           14             34
  Custodian fees and expenses .......          48               14           85             58
  Printing expenses .................          36                3           22             55
  Legal and audit fees ..............           9                1            9             34
  Directors' fees and expenses ......          13                0           13             46
  Organization expenses .............           0                0            0              0
  Other expenses ....................          93               10           83            290
                                        ---------    -------------    ---------    -----------
    Total Expenses ..................       2,230              136        2,477          7,179
    Earnings Credits ................         (68)              (7)         (56)          (151)
    Reimbursed Expenses .............           0              (14)           0              0
                                        ---------    -------------    ---------    -----------
    Net Expenses ....................       2,162              115        2,421          7,028
                                        ---------    -------------    ---------    -----------
  Net Investment Income (Loss) ......          58               10          696          3,665
                                        ---------    -------------    ---------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold ............................     264,438            7,956      129,332        980,632
  Proceeds from long-term U.S. ......
    Government Obligations ..........           0                0            0              0
  Cost of securities sold ...........     233,415            6,684      115,331        886,468
                                        ---------    -------------    ---------    -----------
    Net Realized Gain (Loss) from
      Security Transactions .........      31,023            1,272       14,001         94,164
Net Realized Gain (Loss) from Foreign
  Currency Transactions .............        (131)              (8)        (326)          (111)
Net Change in Unrealized Appreciation
  (Depreciation) ....................      (1,167)             709       19,757        113,599
                                        ---------    -------------    ---------    -----------
    Net Realized and Unrealized Gain
     (Loss) on Investments and
     Foreign Currency Transactions ..      29,725            1,973       33,432        207,652
                                        ---------    -------------    ---------    -----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations .........   $  29,783    $       1,983    $  34,128    $   211,317
                                        =========    =============    =========    ===========
Purchases of long-term securities ...   $ 202,990    $       9,490    $ 108,921    $ 1,136,904
                                        =========    =============    =========    ===========
Purchases of long-term U.S. .........
  Government Obligations ............   $       0    $           0    $       0    $         0
                                        =========    =============    =========    ===========

                                         BLUE                         GOVERNMENT     MONEY
                                         CHIP       BALANCED          SECURITIES     MARKET
                                         FUND         FUND               FUND         FUND
INVESTMENT INCOME                      --------     --------          ----------     ------
Income:
  Dividends..........................  $  5,095     $  4,378           $      0      $   0
  Interest...........................     3,465        7,359                455      3,691
  Foreign taxes withheld.............      (198)        (163)                 0          0
                                       --------     --------          ----------     ------
    Total Investment Income..........     8,362       11,574                455      3,691
                                       --------     --------          ----------     ------
Expenses:
  Advisory fees......................     1,648        1,777                 47        332
  Shareholder servicing fees.........       265           99                 17        106
  Accounting fees....................        67           73                  2         17
  Distribution fees..................       665          724                  4          0
  Transfer agency expenses...........        44           87                  2          8
  Registration fees..................        70          100                  8         37
  Postage and mailing expenses.......        26           10                  2          3
  Custodian fees and expenses........        44           40                  3          6
  Printing expenses..................        41           15                  3         11
  Legal and audit fees...............        16           15                  1          3
  Directors' fees and expenses.......        21           20                  1          5
  Organization expenses..............         0            0                  0          0
  Other expenses.....................       133          152                  6         41
                                       --------     --------          ----------     ------
    Total Expenses...................     3,040        3,112                 96        569
    Earnings Credits.................       (89)         (61)                (9)       (40)
    Reimbursed Expenses..............         0            0                  0          0
                                       --------     --------          ----------     ------
    Net Expenses.....................     2,951        3,051                 87        529
                                       --------     --------          ----------     ------
  Net Investment Income (Loss).......     5,411        8,523                368      3,162
                                       --------     --------          ----------     ------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold.............................   566,831      382,040                  0          0
  Proceeds from long-term U.S.
    Government Obligations...........   133,169      159,475              9,834          0
  Cost of securities sold............   647,110      516,818              9,890          0
                                       --------     --------          ----------     ------
    Net Realized Gain (Loss) from
      Security Transactions..........    52,890       24,697                (56)         0
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............      (389)        (265)                 0          0
Net Change in Unrealized Appreciation
  (Depreciation).....................     9,515       29,122                (42)         0
                                       --------     --------          ----------     ------
    Net Realized and Unrealized Gain
     (Loss) on Investments and
     Foreign Currency Transactions...    62,016       53,554                (98)         0
                                       --------     --------          ----------     ------
Net Increase (Decrease) in Net Assets
  Resulting from Operations..........  $ 67,427     $ 62,077           $    270      $3,162
                                       ========     ========          ==========     ======
Purchases of long-term securities....  $552,050     $523,878           $      0      $   0
                                       ========     ========          ==========     ======
Purchases of long-term U.S.
  Government Obligations.............  $123,103     $278,981           $ 11,479      $   0
                                       ========     ========          ==========     ======

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                              DISCOVERY                   PASSPORT
                                                                 FUND                       FUND
                                                       -----------------------   -----------------------
                                                       SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                          ENDED        ENDED        ENDED        ENDED
(In Thousands)                                          06/30/97     12/31/96     06/30/97     12/31/96
                                                       -----------   ---------   -----------   ---------
OPERATIONS
Net Investment Income (Loss) ........................   $    (737)   $  (2,062)   $     267    $     535
Net Realized Gain (Loss) from Security Transactions .      (2,801)      28,935       (2,539)       4,104
Net Realized Gain (Loss) from Foreign Currency
  Transactions ......................................           0           (4)        (143)        (232)
Net Change in Unrealized Appreciation
  (Depreciation) ....................................       3,723       12,543       17,261       15,369
                                                        ---------    ---------    ---------    ---------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations .................................         185       39,412       14,846       19,776
                                                        ---------    ---------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income ...............................           0            0            0         (308)
Net Realized Gains from Security Transactions .......           0      (18,990)           0       (1,080)
                                                        ---------    ---------    ---------    ---------
  Net Decrease from Distributions ...................           0      (18,990)           0       (1,388)
                                                        ---------    ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold ...........................      80,902      239,294       80,368      214,884
Reinvested Distributions ............................           0       17,850            0        1,334
                                                        ---------    ---------    ---------    ---------
                                                           80,902      257,144       80,368      216,218
Cost of Shares Redeemed .............................    (101,919)    (246,695)     (65,114)    (106,607)
                                                        ---------    ---------    ---------    ---------
  Net Increase (Decrease) from Capital Share
    Transactions ....................................     (21,017)      10,449       15,254      109,611
                                                        ---------    ---------    ---------    ---------
  Net Increase (Decrease) in Net Assets .............     (20,832)      30,871       30,100      127,999
NET ASSETS
  Beginning of period ...............................     247,494      216,623      177,921       49,922
                                                        ---------    ---------    ---------    ---------
  End of period .....................................   $ 226,662    $ 247,494    $ 208,021    $ 177,921
                                                        =========    =========    =========    =========
Net Assets consist of:
Capital (par value and paid-in surplus) .............   $ 167,299    $ 190,379    $ 171,948    $ 156,922
Accumulated Undistributed (Distribution in excess of)
  Net Investment Income .............................        (738)           0          648            0
Accumulated Undistributed Net Realized Gain (Loss)
  from Security Transactions ........................       6,718        7,455       (1,764)       1,071
Unrealized Appreciation on Investments ..............      53,383       49,660       37,189       19,928
                                                        ---------    ---------    ---------    ---------
  Total .............................................   $ 226,662    $ 247,494    $ 208,021    $ 177,921
                                                        =========    =========    =========    =========

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 FRONTIER                       SPECIAL
                                                                   FUND                          FUND
                                                         -------------------------     -------------------------
                                                         SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                                            ENDED          ENDED          ENDED          ENDED
                                                          06/30/97       12/31/96       06/30/97       12/31/96
OPERATIONS                                               -----------     ---------     -----------     ---------
Net Investment Income (Loss) ........................     $  (1,152)     $  (1,661)     $      58      $  (1,044)
Net Realized Gain (Loss) from Security Transactions .        22,026         42,044         31,023         25,374
Net Realized Gain (Loss) from Foreign Currency
  Transactions ......................................            (7)           (25)          (131)          (180)
Net Change in Unrealized Appreciation
  (Depreciation) ....................................       (21,814)         4,816         (1,167)        28,967
                                                         -----------     ---------     -----------     ---------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations .................................          (947)        45,174         29,783         53,117
                                                         -----------     ---------     -----------     ---------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income ...............................             0              0              0              0
Net Realized Gains from Security Transactions .......             0        (30,511)             0        (20,770)
                                                         -----------     ---------     -----------     ---------
  Net Decrease from Distributions ...................             0        (30,511)             0        (20,770)
                                                         -----------     ---------     -----------     ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold ...........................        35,673        130,929         20,623        120,997
Reinvested Distributions ............................             0         29,845              0         19,816
                                                         -----------     ---------     -----------     ---------
                                                             35,673        160,774         20,623        140,813
Cost of Shares Redeemed .............................      (140,126)      (156,296)       (88,595)      (198,079)
                                                         -----------     ---------     -----------     ---------
  Net Increase (Decrease) from Capital Share
    Transactions ....................................      (104,453)         4,478        (67,972)       (57,266)
                                                         -----------     ---------     -----------     ---------
  Net Increase (Decrease) in Net Assets .............      (105,400)        19,141        (38,189)       (24,919)
NET ASSETS
  Beginning of period ...............................       350,861        331,720        363,835        388,754
                                                         -----------     ---------     -----------     ---------
  End of period .....................................     $ 245,461      $ 350,861      $ 325,646      $ 363,835
                                                         ===========     =========     ===========     =========
Net Assets consist of:
Capital (par value and paid-in surplus) .............     $ 153,610      $ 258,025      $ 243,205      $ 311,172
Accumulated Undistributed (Distribution in excess of)
  Net Investment Income .............................        (1,146)             0           (985)           (48)
Accumulated Undistributed Net Realized Gain (Loss)
  from Security Transactions ........................        33,345         11,370         34,571          2,689
Unrealized Appreciation on Investments ..............        59,652         81,466         48,855         50,022
                                                         -----------     ---------     -----------     ---------
  Total .............................................     $ 245,461      $ 350,861      $ 325,646      $ 363,835
                                                         ===========     =========     ===========     =========

                                                              INTERNATIONAL                    WORLDWIDE
                                                               EQUITY FUND                    GROWTH FUND
                                                        --------------------------     -------------------------
                                                        SIX MONTHS         YEAR        SIX MONTHS        YEAR
                                                           ENDED          ENDED           ENDED          ENDED
                                                         06/30/97        12/31/96       06/30/97       12/31/96
OPERATIONS                                              -----------     ----------     -----------     ---------
Net Investment Income (Loss) ........................     $    10        $    (10)      $     696      $   1,591
Net Realized Gain (Loss) from Security Transactions .       1,272              75          14,001          9,552
Net Realized Gain (Loss) from Foreign Currency
  Transactions ......................................          (8)            (16)           (326)          (409)
Net Change in Unrealized Appreciation
  (Depreciation) ....................................         709             989          19,757         27,216
                                                        -----------     ----------     -----------     ---------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations .................................       1,983           1,038          34,128         37,950
                                                        -----------     ----------     -----------     ---------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income ...............................           0               0               0         (1,143)
Net Realized Gains from Security Transactions .......           0               0               0        (11,387)
                                                        -----------     ----------     -----------     ---------
  Net Decrease from Distributions ...................           0               0               0        (12,530)
                                                        -----------     ----------     -----------     ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold ...........................       6,016          11,395          63,785        220,374
Reinvested Distributions ............................           0               0               0         11,322
                                                        -----------     ----------     -----------     ---------
                                                            6,016          11,395          63,785        231,696
Cost of Shares Redeemed .............................      (3,033)         (3,081)        (92,615)      (143,632)
                                                        -----------     ----------     -----------     ---------
  Net Increase (Decrease) from Capital Share
    Transactions ....................................       2,983           8,314         (28,830)        88,064
                                                        -----------     ----------     -----------     ---------
  Net Increase (Decrease) in Net Assets .............       4,966           9,352           5,298        113,484
NET ASSETS
  Beginning of period ...............................      10,119             767         342,079        228,595
                                                        -----------     ----------     -----------     ---------
  End of period .....................................     $15,085         $10,119       $ 347,377      $ 342,079
                                                        ===========     ==========     ===========     =========
Net Assets consist of:
Capital (par value and paid-in surplus) .............     $12,066        $  9,081       $ 257,827      $ 286,659
Accumulated Undistributed (Distribution in excess of)
  Net Investment Income .............................          (2)             (2)          1,145              1
Accumulated Undistributed Net Realized Gain (Loss)
  from Security Transactions ........................       1,323              51          11,431         (1,798)
Unrealized Appreciation on Investments ..............       1,698             989          76,974         57,217
                                                        -----------     ----------     -----------     ---------
  Total .............................................     $15,085        $ 10,119       $ 347,377      $ 342,079
                                                        ===========     ==========     ===========     =========

                                                 GROWTH                    BLUE CHIP
                                                  FUND                       FUND
                                        ------------------------    -----------------------
                                        SIX MONTHS       YEAR       SIX MONTHS       YEAR
                                           ENDED         ENDED         ENDED        ENDED
(In Thousands)                           06/30/97      12/31/96      06/30/97      12/31/96
                                        -----------    ---------    -----------    --------
OPERATIONS
Net Investment Income (Loss).........    $   3,665     $   1,245     $   5,411     $ 6,450
Net Realized Gain (Loss) from
  Security Transactions..............       94,164        79,708        52,890      83,776
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............         (111)          (70)         (389)       (202)
Net Change in Unrealized Appreciation
  (Depreciation).....................      113,599        25,598         9,515       5,927
                                        -----------    ---------    -----------    --------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................      211,317       106,481        67,427      95,951
                                        -----------    ---------    -----------    --------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income................            0        (1,034)            0      (6,304)
Net Realized Gains from Security
  Transactions.......................            0       (77,512)            0     (64,011)
                                        -----------    ---------    -----------    --------
  Net Decrease from Distributions....            0       (78,546)            0     (70,315)
                                        -----------    ---------    -----------    --------
CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold............      394,005       856,521        42,379     211,850
Reinvested Distributions.............            0        74,765             0      63,797
                                        -----------    ---------    -----------    --------
                                           394,005       931,286        42,379     275,647
Cost of Shares Redeemed..............     (276,209)     (496,825)      (79,453)    (140,617)
                                        -----------    ---------    -----------    --------
  Net Increase (Decrease) from
    Capital Share Transactions.......      117,796       434,461       (37,074)    135,030
                                        -----------    ---------    -----------    --------
  Net Increase (Decrease) in Net
    Assets...........................      329,113       462,396        30,353     160,666
NET ASSETS
  Beginning of period................    1,118,323       655,927       535,866     375,200
                                        -----------    ---------    -----------    --------
  End of period......................    $1,447,436    $1,118,323    $ 566,219     $535,866
                                        ===========    =========    ===========    ========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................    $1,093,086    $ 975,859     $ 424,786     $465,983
Accumulated Undistributed
  (Distribution in excess of) Net
  Investment Income..................        4,530           227         9,681         (13)
Accumulated Undistributed Net
  Realized Gain (Loss) from Security
  Transactions.......................       95,998         2,014        71,227      18,886
Unrealized Appreciation on
  Investments........................      253,822       140,223        60,525      51,010
                                        -----------    ---------    -----------    --------
  Total..............................   $1,447,436     $1,118,323    $ 566,219     $535,866
                                        ===========    =========    ===========    ========

SEE NOTES TO FINANCIAL STATEMENTS.

                                                BALANCED                    GOVERNMENT                   MONEY MARKET
                                                  FUND                   SECURITIES FUND                     FUND
                                        ------------------------     ------------------------     --------------------------
                                        SIX MONTHS        YEAR       SIX MONTHS        YEAR       SIX MONTHS         YEAR
                                           ENDED         ENDED          ENDED         ENDED          ENDED          ENDED
                                         06/30/97       12/31/96      06/30/97       12/31/96      06/30/97        12/31/96
                                        -----------     --------     -----------     --------     -----------     ----------
OPERATIONS
Net Investment Income (Loss).........    $   8,523      $ 7,398        $   368       $   909       $   3,162       $  6,938
Net Realized Gain (Loss) from
  Security Transactions..............       24,697       24,365            (56)          (97)              0              0
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............         (265)        (101)             0             0               0              0
Net Change in Unrealized Appreciation
  (Depreciation).....................       29,122        7,811            (42)         (459)              0              0
                                        -----------     --------     -----------     --------     -----------     ----------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................       62,077       39,473            270           353           3,162          6,938
                                        -----------     --------     -----------     --------     -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income................       (7,012)      (7,112)          (367)         (904)         (3,190)        (6,913)
Net Realized Gains from Security
  Transactions.......................            0      (16,854)             0             0               0              0
                                        -----------     --------     -----------     --------     -----------     ----------
  Net Decrease from Distributions....       (7,012)     (23,966)          (367)         (904)         (3,190)        (6,913)
                                        -----------     --------     -----------     --------     -----------     ----------
CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold............      452,324      323,317          3,343        17,018         157,699        440,366
Reinvested Distributions.............        6,751       22,653            338           823           3,016          6,354
                                        -----------     --------     -----------     --------     -----------     ----------
                                           459,075      345,970          3,681        17,841         160,715        446,720
Cost of Shares Redeemed..............      (90,983)     (96,927)        (5,643)      (22,363)       (126,710)      (462,525)
                                        -----------     --------     -----------     --------     -----------     ----------
  Net Increase (Decrease) from
    Capital Share Transactions.......      368,092      249,043         (1,962)       (4,522)         34,005        (15,805)
                                        -----------     --------     -----------     --------     -----------     ----------
  Net Increase (Decrease) in Net
    Assets...........................      423,157      264,550         (2,059)       (5,073)         33,977        (15,780)
NET ASSETS
  Beginning of period................      394,896      130,346         15,190        20,263         109,866        125,646
                                        -----------     --------     -----------     --------     -----------     ----------
  End of period......................    $ 818,053      $394,896       $13,131       $15,190       $ 143,843       $109,866
                                        ===========     ========     ===========     ========     ===========     ==========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................    $ 734,432      $369,513       $15,435       $18,446       $ 143,842       $109,829
Accumulated Undistributed
  (Distribution in excess of) Net
  Investment Income..................        4,973          186          1,059             5               1             37
Accumulated Undistributed Net
  Realized Gain (Loss) from Security
  Transactions.......................       31,751        7,422         (3,382)       (3,322)              0              0
Unrealized Appreciation on
  Investments........................       46,897       17,775             19            61               0              0
                                        -----------     --------     -----------     --------     -----------     ----------
  Total..............................    $ 818,053      $394,896       $13,131       $15,190       $ 143,843       $109,866
                                        ===========     ========     ===========     ========     ===========     ==========

FINANCIAL HIGHLIGHTS (UNAUDITED)

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each period.

                                                   INCOME FROM INVESTMENT OPERATIONS
                                                 --------------------------------------    LESS DIVIDENDS AND
                                                              NET REALIZED                    DISTRIBUTIONS
                                                    NET       & UNREALIZED                ---------------------
                                        NAV      INVESTMENT   GAIN/(LOSS)    TOTAL FROM    FROM NET    FROM NET
                                     BEGINNING   INCOME OR         ON        INVESTMENT   INVESTMENT   REALIZED
                                     OF PERIOD     (LOSS)      SECURITIES    OPERATIONS     INCOME      GAINS
                                     ---------   --------------------------------------   ---------------------
DISCOVERY FUND
Six months ended 06/30/97.......      $ 24.22       (0.08)         0.16          0.08         0.00        0.00
Year ended 12/31/96.............        21.70       (0.20)         4.72          4.52         0.00       (2.00)
Year ended 12/31/95.............        19.88       (0.12)         6.29          6.17         0.00       (4.35)
Year ended 12/31/94.............        21.55       (0.12)        (1.55)        (1.67)        0.00        0.00
Year ended 12/31/93.............        19.93       (0.15)         2.29          2.14         0.00       (0.52)
Year ended 12/31/92.............        17.52       (0.03)         2.68          2.65         0.00       (0.24)
PASSPORT FUND
Six months ended 06/30/97.......      $ 13.91        0.02          1.09          1.11         0.00        0.00
Year ended 12/31/96.............        11.68        0.04          2.30          2.34        (0.02)      (0.09)
Year ended 12/31/95.............         9.42        0.04          2.26          2.30        (0.04)       0.00
Year ended 12/31/94.............        10.53        0.02         (1.11)        (1.09)       (0.02)       0.00
11/16/93 (inception) to 12/31/93        10.00        0.00          0.53          0.53         0.00        0.00
FRONTIER FUND
Six months ended 06/30/97.......      $ 32.34       (0.15)         0.67          0.52         0.00        0.00
Year ended 12/31/96.............        31.08       (0.15)         4.46          4.31         0.00       (3.05)
Year ended 12/31/95.............        26.50       (0.02)         9.76          9.74         0.00       (5.16)
Year ended 12/31/94.............        27.94       (0.07)        (0.72)        (0.79)        0.00       (0.65)
Year ended 12/31/93.............        25.03       (0.12)         4.23          4.11         0.00       (1.20)
Year ended 12/31/92.............        24.21       (0.11)         2.24          2.13         0.00       (1.31)
SPECIAL FUND
Six months ended 06/30/97.......        $7.66       (0.03)         0.81          0.78         0.00        0.00
Year ended 12/31/96.............         7.05       (0.02)         1.09          1.07         0.00       (0.46)
Year ended 12/31/95.............         7.01        0.00          1.79          1.79         0.00       (1.75)
Year ended 12/31/94.............         7.67       (0.02)        (0.36)        (0.38)        0.00       (0.28)
Year ended 12/31/93.............         7.76       (0.01)         1.25          1.24         0.00       (1.33)
Year ended 12/31/92.............         7.59       (0.01)         0.64          0.63         0.00       (0.46)
INTERNATIONAL EQUITY FUND
Six months ended 06/30/97.......      $ 11.86       (0.01)         1.96          1.95         0.00        0.00
Year ended 12/31/96.............        10.00       (0.01)         1.87          1.86         0.00        0.00
12/29/95 (inception) to 12/31/95        10.00        0.00          0.00          0.00         0.00        0.00
WORLDWIDE GROWTH FUND
Six months ended 06/30/97.......      $ 21.79        0.05          2.28          2.33         0.00        0.00
Year ended 12/31/96.............        19.87        0.10          2.64          2.74        (0.07)      (0.75)
Year ended 12/31/95.............        17.09        0.09          3.43          3.52        (0.09)      (0.65)
Year ended 12/31/94.............        17.94       (0.02)        (0.37)        (0.39)        0.00       (0.46)
Year ended 12/31/93.............        14.13       (0.02)         4.24          4.22         0.00       (0.41)
Year ended 12/31/92.............        13.92        0.00          0.21          0.21         0.00        0.00

 * The average commission per share is calculated by taking agency commissions paid on equity securities trades and dividing by the number of shares traded.

 # Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                     TOTAL RETURN/RATIOS
                                                                  --------------------------------------------------------
                                                                             NET ASSETS,         NET            GROSS
                                                       NAV                     END OF         EXPENSES        EXPENSES
                                      TOTAL            END        TOTAL        PERIOD        TO AVERAGE      TO AVERAGE
                                  DISTRIBUTIONS     OF PERIOD     RETURN     (THOUSANDS)     NET ASSETS#     NET ASSETS#
                                  -------------     ---------     --------------------------------------------------------
DISCOVERY FUND
Six months ended 06/30/97.......       0.00          $ 24.30        0.3%       $226,662       1.54%**         1.59%**
Year ended 12/31/96.............      (2.00)           24.22       21.2%        247,494         1.58%           1.59%
Year ended 12/31/95.............      (4.35)           21.70       31.3%        216,623         1.58%           1.63%
Year ended 12/31/94.............       0.00            19.88       -7.8%        185,310         1.67%             n/a
Year ended 12/31/93.............      (0.52)           21.55       10.8%        226,069         1.65%             n/a
Year ended 12/31/92.............      (0.24)           19.93       15.2%        151,983         1.85%             n/a
PASSPORT FUND
Six months ended 06/30/97.......       0.00          $ 15.02        8.0%       $208,021       1.54%**         1.57%**
Year ended 12/31/96.............      (0.11)           13.91       20.1%        177,921         1.57%           1.59%
Year ended 12/31/95.............      (0.04)           11.68       24.4%         49,922         1.76%           1.84%
Year ended 12/31/94.............      (0.02)            9.42      -10.4%         16,443         1.88%             n/a
11/16/93 (inception) to 12/31/93       0.00            10.53        5.3%         18,567         1.70%**           n/a
FRONTIER FUND
Six months ended 06/30/97.......       0.00          $ 32.86        1.6%       $245,461         1.52%**         1.57%**
Year ended 12/31/96.............      (3.05)           32.34       14.3%        350,861         1.52%           1.53%
Year ended 12/31/95.............      (5.16)           31.08       37.0%        331,720         1.53%           1.57%
Year ended 12/31/94.............      (0.65)           26.50       -2.8%        247,113         1.62%             n/a
Year ended 12/31/93.............      (1.20)           27.94       16.5%        254,248         1.66%             n/a
Year ended 12/31/92.............      (1.31)           25.03        8.9%        146,484         1.83%             n/a
SPECIAL FUND
Six months ended 06/30/97.......       0.00            $8.44       10.2%       $325,646         1.31%**         1.35%**
Year ended 12/31/96.............      (0.46)            7.66       15.3%        363,835         1.34%           1.36%
Year ended 12/31/95.............      (1.75)            7.05       25.7%        388,754         1.29%           1.35%
Year ended 12/31/94.............      (0.28)            7.01       -4.9%        299,190         1.36%             n/a
Year ended 12/31/93.............      (1.33)            7.67       16.0%        432,710         1.33%             n/a
Year ended 12/31/92.............      (0.46)            7.76        8.3%        456,793         1.23%             n/a
INTERNATIONAL EQUITY FUND
Six months ended 06/30/97.......       0.00          $ 13.81       16.4%        $15,085         1.93%**+        2.00%**+
Year ended 12/31/96.............       0.00            11.86       18.6%         10,119         1.94%+          2.00%+
12/29/95 (inception) to 12/31/95       0.00            10.00        0.0%            767           n/a             n/a
WORLDWIDE GROWTH FUND
Six months ended 06/30/97.......       0.00          $ 24.12       10.7%       $347,377         1.46%**         1.50%**
Year ended 12/31/96.............      (0.82)           21.79       14.0%        342,079         1.53%           1.55%
Year ended 12/31/95.............      (0.74)           19.87       20.6%        228,595         1.56%           1.65%
Year ended 12/31/94.............      (0.46)           17.09       -2.2%        104,044         1.66%             n/a
Year ended 12/31/93.............      (0.41)           17.94       29.9%         85,214         1.80%             n/a
Year ended 12/31/92.............       0.00            14.13        1.5%         36,622         2.06%             n/a

                                               TOTAL RETURN/RATIOS
                                   -------------------------------------------
                                      NET INVESTMENT
                                      INCOME/(LOSS)      PORTFOLIO   AVERAGE
                                        TO AVERAGE       TURNOVER     COMM.
                                        NET ASSETS         RATE     PER SHARE*
                                   ------------------------------   ----------
DISCOVERY FUND
Six months ended 06/30/97.......          -0.67%**          68%       0.0421
Year ended 12/31/96.............          -0.85%           106%       0.0566
Year ended 12/31/95.............          -0.60%           118%          n/a
Year ended 12/31/94.............          -0.62%            72%          n/a
Year ended 12/31/93.............          -0.97%            99%          n/a
Year ended 12/31/92.............          -0.67%           111%          n/a
PASSPORT FUND
Six months ended 06/30/97.......           0.54%**          51%       0.0117
Year ended 12/31/96.............           0.40%            58%       0.0147
Year ended 12/31/95.............           0.60%            37%          n/a
Year ended 12/31/94.............           0.12%            78%          n/a
11/16/93 (inception) to 12/31/93           0.18%**           6%          n/a
FRONTIER FUND
Six months ended 06/30/97.......          -0.87%**          51%       0.0529
Year ended 12/31/96.............          -0.47%            85%       0.0567
Year ended 12/31/95.............          -0.07%            92%          n/a
Year ended 12/31/94.............          -0.25%            72%          n/a
Year ended 12/31/93.............          -0.75%           109%          n/a
Year ended 12/31/92.............          -0.58%           155%          n/a
SPECIAL FUND
Six months ended 06/30/97.......           0.04%**         145%       0.0622
Year ended 12/31/96.............          -0.28%           186%       0.0417
Year ended 12/31/95.............           0.00%           263%          n/a
Year ended 12/31/94.............          -0.27%           272%          n/a
Year ended 12/31/93.............          -0.14%           285%          n/a
Year ended 12/31/92.............          -0.05%           223%          n/a
INTERNATIONAL EQUITY FUND
Six months ended 06/30/97.......           0.14%**         115%       0.0117
Year ended 12/31/96.............          -0.15%            71%       0.0189
12/29/95 (inception) to 12/31/95             n/a            n/a          n/a
WORLDWIDE GROWTH FUND
Six months ended 06/30/97.......           0.42%**          80%       0.0370
Year ended 12/31/96.............           0.50%            72%       0.0247
Year ended 12/31/95.............           0.61%            54%          n/a
Year ended 12/31/94.............          -0.14%            87%          n/a
Year ended 12/31/93.............          -0.19%           117%          n/a
Year ended 12/31/92.............           0.01%           152%          n/a

 + Certain fees were waived by the management company. Had these fees not been waived, the expense ratios for gross expenses for International Equity Fund would have been 2.25% (1997) and 2.52% (1996), and the expense ratios for net expenses for International Equity Fund would have been 2.12% (1997) and 2.46% (1997).
n/a Disclosure not applicable or not required in prior periods.
 ** Annualized

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each period.

                                             INCOME FROM INVESTMENT OPERATIONS
                                           --------------------------------------    LESS DIVIDENDS AND
                                                        NET REALIZED                    DISTRIBUTIONS
                                              NET       & UNREALIZED                ---------------------
                                  NAV      INVESTMENT   GAIN/(LOSS)    TOTAL FROM    FROM NET    FROM NET
                               BEGINNING   INCOME OR         ON        INVESTMENT   INVESTMENT   REALIZED
                               OF PERIOD     (LOSS)      SECURITIES    OPERATIONS     INCOME      GAINS
                               ---------   --------------------------------------   ---------------------
GROWTH FUND
Six months ended 06/30/97.....  $ 15.87        0.00          2.90          2.90         0.00        0.00
Year ended 12/31/96...........    14.77        0.02          2.40          2.42        (0.02)      (1.30)
Year ended 12/31/95...........    11.63        0.02          5.27          5.29        (0.02)      (2.13)
Year ended 12/31/94...........    12.38       (0.02)        (0.39)        (0.41)        0.00       (0.34)
Year ended 12/31/93...........    10.54       (0.01)         2.70          2.69         0.00       (0.85)
Year ended 12/31/92...........    11.22        0.01          0.48          0.49        (0.01)      (1.16)
BLUE CHIP FUND
Six months ended 06/30/97.....    $7.23        0.08          0.89          0.97         0.00        0.00
Year ended 12/31/96...........     6.69        0.09          1.52          1.61        (0.09)      (0.98)
Year ended 12/31/95...........     6.16        0.09          1.70          1.79        (0.09)      (1.17)
Year ended 12/31/94...........     6.49        0.06         (0.02)         0.04        (0.06)      (0.31)
Year ended 12/31/93...........     6.91        0.04          0.96          1.00        (0.04)      (1.38)
Year ended 12/31/92...........     7.67        0.08         (0.10)        (0.02)       (0.08)      (0.66)
BALANCED FUND
Six months ended 06/30/97.....  $ 10.61        0.14          1.01          1.15        (0.12)       0.00
Year ended 12/31/96...........     9.58        0.28          1.50          1.78        (0.27)      (0.48)
Year ended 12/31/95...........     8.56        0.28          2.21          2.49        (0.28)      (1.19)
Year ended 12/31/94...........     8.93        0.20         (0.37)        (0.17)       (0.20)       0.00
Year ended 12/31/93...........     8.30        0.22          1.58          1.80        (0.21)      (0.96)
Year ended 12/31/92...........     8.19        0.27          0.21          0.48        (0.28)      (0.09)
GOVERNMENT SECURITIES FUND
Six months ended 06/30/97.....    $9.04        0.33         (0.15)         0.18        (0.23)       0.00
Year ended 12/31/96...........     9.29        3.20         (2.99)         0.21        (0.46)       0.00
Year ended 12/31/95...........     8.78        0.45          0.51          0.96        (0.45)       0.00
Year ended 12/31/94...........    10.02        0.52         (1.26)        (0.74)       (0.50)       0.00
Year ended 12/31/93...........    10.19        0.46          0.47          0.93        (0.46)      (0.64)
Year ended 12/31/92...........    10.48        0.51          0.03          0.54        (0.51)      (0.32)
MONEY MARKET FUND
Six months ended 06/30/97.....    $1.00        0.02          0.00          0.02        (0.02)       0.00
Year ended 12/31/96...........     1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/95...........     1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/94...........     1.00        0.03          0.00          0.03        (0.03)       0.00
Year ended 12/31/93...........     1.00        0.02          0.00          0.02        (0.02)       0.00
Year ended 12/31/92...........     1.00        0.03          0.00          0.03        (0.03)       0.00

 * The average commission per share is calculated by taking agency commissions paid on equity securities trades and dividing by the number of shares traded.

 # Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                 TOTAL RETURN/RATIOS
                                                               ---------------------------------------------------------
                                                                          NET ASSETS,         NET            GROSS
                                                    NAV                     END OF         EXPENSES        EXPENSES
                                   TOTAL            END        TOTAL        PERIOD        TO AVERAGE      TO AVERAGE
                               DISTRIBUTIONS     OF PERIOD     RETURN     (THOUSANDS)     NET ASSETS#     NET ASSETS#
GROWTH FUND                    -------------     ---------     ---------------------------------------------------------
Six months ended 06/30/97.....      0.00          $ 18.77       18.3%      $1,447,436        1.13%**         1.16%**
Year ended 12/31/96...........     (1.32)           15.87       16.6%      1,118,323         1.19%           1.20%
Year ended 12/31/95...........     (2.15)           14.77       45.6%        655,927         1.24%           1.28%
Year ended 12/31/94...........     (0.34)           11.63       -3.4%        307,988         1.33%             n/a
Year ended 12/31/93...........     (0.85)           12.38       25.5%        343,423         1.32%             n/a
Year ended 12/31/92...........     (1.17)           10.54        4.3%        145,035         1.54%             n/a
BLUE CHIP FUND
Six months ended 06/30/97.....      0.00            $8.20       13.4%       $566,219         1.11%**         1.14%**
Year ended 12/31/96...........     (1.07)            7.23       24.4%        535,866         1.15%           1.16%
Year ended 12/31/95...........     (1.26)            6.69       29.1%        375,200         1.17%           1.22%
Year ended 12/31/94...........     (0.37)            6.16        0.5%        311,051         1.21%             n/a
Year ended 12/31/93...........     (1.42)            6.49       14.5%        306,592         1.22%             n/a
Year ended 12/31/92...........     (0.74)            6.91       -0.3%        290,309         1.23%             n/a
BALANCED FUND
Six months ended 06/30/97.....     (0.12)          $11.64       10.9%       $818,053         1.05%**         1.07%**
Year ended 12/31/96...........     (0.75)           10.61       18.8%        394,896         1.10%           1.12%
Year ended 12/31/95...........     (1.47)            9.58       29.4%        130,346         1.19%           1.23%
Year ended 12/31/94...........     (0.20)            8.56       -1.9%         95,226         1.26%             n/a
Year ended 12/31/93...........     (1.17)            8.93       21.9%         72,859         1.34%             n/a
Year ended 12/31/92...........     (0.37)            8.30        6.0%         31,538         1.88%             n/a
GOVERNMENT SECURITIES FUND
Six months ended 06/30/97.....     (0.23)           $8.99        2.0%        $13,131         1.21%**         1.33%**+
Year ended 12/31/96...........     (0.46)            9.04        2.3%         15,190         1.26%           1.29%+
Year ended 12/31/95...........     (0.45)            9.29       11.1%         20,263         1.30%           1.30%
Year ended 12/31/94...........     (0.50)            8.78       -7.5%         21,323         1.34%             n/a
Year ended 12/31/93...........     (1.10)           10.02        9.3%         30,465         1.18%             n/a
Year ended 12/31/92...........     (0.83)           10.19        5.3%         25,047         1.18%             n/a
MONEY MARKET FUND
Six months ended 06/30/97.....     (0.02)           $1.00        4.6%       $143,843         0.80%**         0.86%**
Year ended 12/31/96...........     (0.05)            1.00        4.5%        109,866         0.86%           0.88%
Year ended 12/31/95...........     (0.05)            1.00        5.1%        125,646         0.89%           0.89%
Year ended 12/31/94...........     (0.03)            1.00        3.4%        201,342         0.91%             n/a
Year ended 12/31/93...........     (0.02)            1.00        2.2%        142,399         0.95%             n/a
Year ended 12/31/92...........     (0.03)            1.00        2.8%        120,295         0.95%             n/a

                                               TOTAL RETURN/RATIOS
                                  -------------------------------------------
                                    NET INVESTMENT
                                    INCOME/(LOSS)      PORTFOLIO    AVERAGE
                                      TO AVERAGE       TURNOVER      COMM.
                                      NET ASSETS         RATE      PER SHARE*
GROWTH FUND                       -----------------------------    ----------
Six months ended 06/30/97.....           0.58%**         184%        0.0631
Year ended 12/31/96...........           0.15%           134%        0.0649
Year ended 12/31/95...........           0.12%           130%           n/a
Year ended 12/31/94...........          -0.17%           172%           n/a
Year ended 12/31/93...........          -0.15%           131%           n/a
Year ended 12/31/92...........           0.06%           216%           n/a
BLUE CHIP FUND
Six months ended 06/30/97.....           2.04%**         262%        0.0643
Year ended 12/31/96...........           1.40%           195%        0.0613
Year ended 12/31/95...........           1.19%           235%           n/a
Year ended 12/31/94...........           0.88%           239%           n/a
Year ended 12/31/93...........           0.57%           212%           n/a
Year ended 12/31/92...........           1.13%           103%           n/a
BALANCED FUND
Six months ended 06/30/97.....           2.94%**         188%        0.0662
Year ended 12/31/96...........           3.09%           146%        0.0588
Year ended 12/31/95...........           2.92%           286%           n/a
Year ended 12/31/94...........           2.37%           258%           n/a
Year ended 12/31/93...........           2.30%           251%           n/a
Year ended 12/31/92...........           3.57%            96%           n/a
GOVERNMENT SECURITIES FUND
Six months ended 06/30/97.....           5.10%**         202%           n/a
Year ended 12/31/96...........           5.06%           166%           n/a
Year ended 12/31/95...........           4.92%           141%           n/a
Year ended 12/31/94...........           5.52%           379%           n/a
Year ended 12/31/93...........           4.33%           429%           n/a
Year ended 12/31/92...........           4.83%           204%           n/a
MONEY MARKET FUND
Six months ended 06/30/97.....           4.76%**          n/a           n/a
Year ended 12/31/96...........           4.58%            n/a           n/a
Year ended 12/31/95...........           5.11%            n/a           n/a
Year ended 12/31/94...........           3.49%            n/a           n/a
Year ended 12/31/93...........           2.26%            n/a           n/a
Year ended 12/31/92...........           2.78%            n/a           n/a

 + Certain fees were waived by the management company. Had these fees not been waived, the expense ratios for gross expenses for Government Securities Fund would have been 1.52% (1997) and 1.49% (1996), and the expense ratios for net expenses for Government Securities Fund would have been 1.41% (1997) and 1.46% (1996).
n/a Disclosure not applicable or not required in prior periods.
 ** Annualized

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

JUNE 30, 1997

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTING POLICIES

Founders Funds, Inc. (the "Funds") is a diversified open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities and Money Market Funds (individually a "Fund"). The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.

  SECURITIES VALUATION--With the exception of Money Market Fund, market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Fund's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with a maturity of less than 60 days, and all securities held by Money Market Fund, are valued at amortized cost, which approximates market.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities; such as currency fluctuations, political stability, economic stability and regulatory capabilities. All of the Funds may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations. Foreign currency held at June 30, 1997 for settling foreign trades is listed on the Statements of Assets and Liabilities.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve them from all income taxes. Each Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and amortization of premiums.

  DISTRIBUTIONS TO SHAREHOLDERS--Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. For Government Securities and Money Market Funds, distributions are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. For Balanced Fund, distributions from income are declared and distributed quarterly. All other Funds declare and distribute dividends and capital gains (if any) annually. All distributions are recorded on the ex-dividend date.

  EXPENSES--Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses based on the relative net assets, or accounts of each Fund. The type of expense determines the allocation method.

  OPTIONS--Premiums received by the Funds upon writing call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions and shareholder transactions are recorded on the date the securities and/or shares are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with the investment advisory agreements between the Funds and Founders Asset Management, Inc. ("FAMI"), the Funds compensate FAMI for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily net assets of each Fund. For Discovery, Passport, Frontier, International Equity and Worldwide Growth Funds, the fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million. For Special and Growth Funds, the fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million. For Blue Chip and Balanced Funds, the fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 of net assets and 0.50% of net assets in excess of $750 million. For Money Market Fund, the fee is 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million. For Government Securities Fund, the fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million.

  During the six months ended June 30, 1997, FAMI limited International Equity Fund's expenses to 2.00% of average net assets. Effective July 1, 1997, FAMI has committed to limit certain of International Equity Fund's expenses to 1.80% of average net assets. For the six months ended June 30, 1997, $14,288 was reimbursed to the Fund.

  Investors Fiduciary Trust Company ("IFTC") is the designated shareholder accounting, transfer and dividend disbursing agent for each Fund. With the exception of out of pocket charges, the fees charged by IFTC are paid by FAMI. The out of pocket charges from IFTC are paid by the Funds. IFTC also serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of each Fund held at IFTC.

  The Funds have agreed to compensate FAMI for providing certain shareholder servicing functions in addition to those currently provided by IFTC. The Funds paid FAMI a monthly fee equal on an annual basis to $24.00 per shareholder account of the Fund considered to be an open account at any time during a given month. Effective June 1, 1997, the annual fee for providing these services was changed to $26.00.

  The Funds have also agreed to compensate FAMI for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds up to $500 million and 0.02% of the average daily net assets of the Funds in excess of $500 million.

  Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced and Government Securities Funds each have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each plan provides that the Fund may pay distribution expenses of up to 0.25% each year on its average daily net assets. During the six months ended June 30, 1997, Founders elected not to collect the full 0.25% from Government Securities Fund, which resulted in the Fund paying 0.05% under the plan.

  Certain officers, directors, and shareholders of the Funds are also officers and/or directors of FAMI.

3. WRITTEN CALL OPTIONS

During the six months ended June 30, 1997, Balanced and Blue Chip held covered call options. A call option is a contract that entitles the holder to buy, at his or her option, a specified number of units of a particular security at a specified price at any time until the stated expiration date of the contract.

  Written Call Options activity during the six months ended June 30, 1997:

                        NO. OF                  NO. OF                 NO. OF                  NO. OF
                       CONTRACTS              CONTRACTS               CONTRACTS              CONTRACTS
                  BEGINNING OF PERIOD          WRITTEN                 CLOSED              END OF PERIOD
                  -------------------     ------------------     -------------------     ------------------      REALIZED
     FUND         NUMBER     PREMIUM      NUMBER     PREMIUM     NUMBER     PREMIUM      NUMBER     PREMIUM     GAIN/(LOSS)
--------------    -------    --------     ------     -------     ------     --------     ------     -------     -----------
Blue Chip Fund      608      $283,999        0         $ 0         608      $283,999        0         $ 0         $283,999

Balanced Fund       38        53,996         0           0          38        53,996        0           0           53,996

82

4. FEDERAL INCOME TAX

Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1996, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for the Government Securities Fund expires in the years 2002 through 2004. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 1997 are below (in thousands). For Federal tax purposes, the cost of investments owned at June 30, 1997 was the same as identified cost.

                                                       POST-     POST-
                                            NET       OCTOBER   OCTOBER
                                          CAPITAL     CAPITAL   CURRENCY    FEDERAL                                       NET
                                            LOSS       LOSS       LOSS        TAX       UNREALIZED      UNREALIZED   APPRECIATION/
                                         CARRYOVERS   DEFERRAL  DEFERRAL     COST      APPRECIATION   (DEPRECIATION) (DEPRECIATION)
                                         ----------   -------   --------   ---------   ------------   -------------- --------------
Discovery Fund.......................     $      0    $     0    $    0    $ 172,389     $ 64,363        $(10,980)      $ 53,383
Passport Fund........................            0          0         0      172,460       42,276          (5,087)        37,189
Frontier Fund........................            0          0       (33)     185,216       63,710          (4,058)        59,652
Special Fund.........................            0          0       (49)     276,072       54,002          (5,147)        48,855
International Equity Fund............            0          0        (2)      12,756        1,978            (280)         1,698
Worldwide Growth Fund................            0     (1,591)      (41)     264,301       81,326          (4,352)        76,974
Growth Fund..........................            0          0        (7)   1,163,442      256,448          (2,626)       253,822
Blue Chip Fund.......................            0          0       (15)     515,183       68,307          (7,782)        60,525
Balanced Fund........................            0          0       (31)     680,813       54,326          (7,429)        46,897
Government Securities Fund...........       (3,322)         0         0       13,412           44             (25)            19
Money Market Fund....................            0          0         0      145,209            0               0              0

5. FUND SHARE TRANSACTIONS
Transactions in shares of the Funds for the periods indicated were as follows (in thousands):

                                                                             REINVESTED                         NET INCREASE
                                                               SOLD         DISTRIBUTIONS       REDEEMED         (DECREASE)
                                                             ---------------------------------------------------------------
Discovery Fund:
    Six months ended 06/30/97...................                 3,484               0            (4,374)             (890)
    Year ended 12/31/96.........................                 9,601             767           (10,129)              239
Passport Fund:
    Six months ended 06/30/97...................                 5,599               0            (4,529)            1,070
    Year ended 12/31/96.........................                16,459              98            (8,046)            8,511
Frontier Fund:
    Six months ended 06/30/97...................                 1,164               0            (4,547)           (3,383)
    Year ended 12/31/96.........................                 3,958             968            (4,748)              178
Special Fund:
    Six months ended 06/30/97...................                 2,661               0           (11,562)           (8,901)
    Year ended 12/31/96.........................                15,920           2,631           (26,226)           (7,675)
International Equity Fund:
    Six months ended 06/30/96...................                   482               0              (243)              239
    Year ended 12/31/96.........................                 1,051               0              (275)              776

84

                                                                             REINVESTED                         NET INCREASE
                                                               SOLD         DISTRIBUTIONS       REDEEMED         (DECREASE)
                                                              ---------------------------------------------------------------
Worldwide Growth Fund:
    Six months ended 06/30/97...................                 2,830               0            (4,130)           (1,300)
    Year ended 12/31/96.........................                10,382             537            (6,721)            4,198
Growth Fund:
    Six months ended 06/30/97...................                23,346               0           (16,710)            6,636
    Year ended 12/31/96.........................                52,751           4,809           (31,481)           26,079
Blue Chip Fund:
    Six months ended 06/30/97...................                 5,613               0           (10,622)           (5,009)
    Year ended 12/31/96.........................                27,721           8,894           (18,585)           18,030
Balanced Fund:
    Six months ended 06/30/97...................                40,791             597            (8,300)           33,088
    Year ended 12/31/96.........................                30,655           2,148            (9,216)           23,587
Government Securities Fund:
    Six months ended 06/30/97...................                   376              38              (632)             (218)
    Year ended 12/31/96.........................                 1,885              91            (2,476)             (502)
Money Market Fund:
    Six months ended 06/30/97...................               157,700           3,016          (126,709)           34,007
    Year ended 12/31/96.........................               440,366           6,354          (462,525)          (15,805)

                                     [Logo]
                                 Founders Funds

                        Founders Asset Management, Inc.
                             2930 East Third Avenue
                             Denver, CO 80206-5002

                                 1-800-525-2440
                                WWW.FOUNDERS.COM

FUND DIRECTORS

John K. Langum, Chairman
William H. Baughn
Bjorn K. Borgen
Alan S. Danson
Trygve E. Myhren
Jay A. Precourt
Eugene H. Vaughan, Jr.
Jonathan F. Zeschin

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Founders Funds, Inc., which contains more complete information, including management fees and expenses. Please read the prospectus carefully before you invest or send money.

(c) 1997 Founders Asset Management, Inc., Distributor. Founders Funds and the Founders logo are registered trademarks of Founders Asset Management, Inc.

Date of first use: August 27, 1997

A-478-SAR